As filed with the Securities and Exchange Commission on June 26, 2015

1933 Act File No. 033-11387

1940 Act File No. 811-04984

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 224	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 223	☒
(Check appropriate box or boxes.)

AMERICAN BEACON FUNDS

(Exact Name of Registrant as Specified in Charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (817) 391-6100

Gene L. Needles, Jr., President 220 East Las Colinas Boulevard Suite 1200 Irving, Texas 75039 (Name and Address of Agent for Service)	With copies to: Kathy K. Ingber, Esq. K&L Gates LLP 1601 K Street, NW Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

American Beacon

PROSPECTUS

June 30, 2015

Share Class
	A	C	Y	Institutional	Investor
American Beacon Ionic Strategic Arbitrage Fund	IONAX	IONCX	IONYX	IONIX	IONPX

This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of the prospectus. Any representation to the contrary is a criminal offense.

American Beacon Ionic Strategic Arbitrage Fund SM

Investment Objective

The Fund's investment objective is to seek capital appreciation with low volatility and reduced correlation to equities and interest rates.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the  American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 21 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 28 of the statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)

Share Class	A		C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	4.75%		None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50	% [1]	1.00%	None	None	None
[1]	A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	Institutional	Investor
Management Fees	1.05%	1.05%	1.05%	1.05%	1.05%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses [1]	3.21%	3.21%	3.16%	3.06%	3.44%
Dividends & Interest Expenses on Securities Sold Short	1.74%	1.74%	1.74%	1.74%	1.74%
Remaining Other Expenses (including service fee)	1.47%	1.47%	1.42%	1.32%	1.70%
Acquired Fund Fees and Expenses [1]	0.10%	0.10%	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	4.61%	5.36%	4.31%	4.21%	4.59%
Fee Waiver and/or expense reimbursement	(0.83%)	(0.83%)	(0.83%)	(0.83%)	(0.83%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement [2]	3.78%	4.53%	3.48%	3.38%	3.76%
[1]	Other expenses and Acquired Fund Fees and Expenses are based on estimated expenses for the current fiscal year.
[2]

The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's A Class, C Class, Y Class, Institutional Class and Investor Class shares, as applicable, through April 30, 2017 to the extent that Total Annual Fund Operating Expenses exceed 1.94% for the A Class, 2.69% for the C Class, 1.64% for the Y Class, 1.54% for the Institutional Class and 1.92% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit in effect at the time of the waiver/reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that the expense limitation arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years
A	$ 380	$ 1,317
C	$ 454	$ 1,527
Y	$ 351	$ 1,232
Institutional	$ 341	$ 1,203
Investor	$ 378	$ 1,312

Assuming no redemption of shares:

Share Class	1 Year	3 Years
C	$ 354	$ 1,527

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or ''turns over'' its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. The Fund's portfolio turnover rate for the Fund's last fiscal year is not provided because the Fund has not commenced operations prior to the date of this Prospectus.

1	Prospectus – Fund Summary

Principal Investment Strategies

The Fund seeks to achieve its investment objective by implementing a strategic arbitrage strategy comprised of: convertible arbitrage, credit/rates relative value arbitrage, equity arbitrage and volatility arbitrage. The Fund seeks to employ a "market neutral," strategy, meaning that the Fund's returns are not intended to be closely correlated to the stock market as a whole, interest rates, or a particular market index. The allocation of the Fund's assets among its arbitrage strategies and the use of various hedging strategies are intended to enhance returns and mitigate downside risk.

The Fund will invest in a portfolio of instruments, including, but not limited to, convertible securities, Rule 144A securities, common stock, preferred stock, exchange-traded funds ("ETFs"), exchange-traded notes ("ETNs"), closed-end funds and derivative instruments, including, but not limited to, listed options and futures, (including equity index options and equity index futures and options thereon, currency forwards (generally for hedging purposes), warrants, credit default swaps, total return swaps, currency swaps, interest rate swaps, and mortgage derivatives (including, without limitation, collateralized mortgage obligations ("CMOs"), mortgage-backed securities and stripped mortgage-backed securities, such as interest only ("IOs") and principal only ("POs") obligations). The Fund may invest in the securities and financial instruments of issuers of any market capitalization, as well as securities and financial instruments of foreign and emerging market issuers, which may be denominated in currencies other than the U.S. Dollar. The Fund may invest in debt securities of any credit quality or maturity, including high yield, below-investment grade debt securities (commonly referred to as "junk bonds").

The Fund's arbitrage strategies generally seek to exploit differences in the prices of, or the price relationships between, various types of securities. The Fund initially intends to allocate its assets among arbitrage investment strategies in the following manner:

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40-50% to Convertible Arbitrage. Convertible arbitrage generally seeks to capitalize on the pricing of a company's convertible securities relative to its common stock, typically by the purchase of convertible securities and short sales of the underlying common stock. It seeks to generate consistent returns and benefit from corporate events, or changes in volatility or credit assumptions.

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20-30% to Credit/Rates Relative Value Arbitrage. The Fund's credit/rates relative value arbitrage strategy seeks to invest in mortgage and other derivatives that the Fund considers to be inexpensive relative to key characteristics of such investments. For example, the Fund may identify a mortgage backed security that trades at a perceived discount to the implied pre-payment risk, which is the risk related to the early payment of principal. This strategy seeks to consistently produce income while actively managing duration risk (i.e., the price sensitivity to changes in interest rates).  The credit/rates relative value arbitrage strategy also seeks to invest in closed-end funds that are trading at a discount to net asset value. By purchasing a closed-end fund trading at a discount to its net asset value and shorting an ETF holding a similar investment, the Fund will employ an arbitrage strategy to capture this discount. Investments in such closed-end funds have the potential for appreciation as the discount between a fund's price and its net asset value narrows, and also can generate cash flow through periodic dividend payments.

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30-40% to Equity Arbitrage. The Fund's equity arbitrage strategy seeks to capture inefficiencies between the prices of an issuer's securities, such as, for example, prices of different classes of an issuer's equity securities, or between an issuer's warrants and common stock. This strategy also may seek to invest in the securities of companies involved, or potentially involved, in corporate events, such as mergers, tender offers, or other actions. A common example of such a type of investment is the attempt to capture the spread between the prices of the securities of companies involved in a tender offer by acquiring the securities of a target company in anticipation of  their appreciation and selling short the acquirer's securities in anticipation of their depreciation. The Fund's equity arbitrage strategy can generally be expected to produce returns that fluctuate with company-specific events rather than changes in the broader market..

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5-15% to Volatility Arbitrage. The volatility arbitrage strategy seeks to capitalize on the movement of prices, regardless of direction. Volatility arbitrage involves both purchases and sales (writing) of options, futures and other derivatives as well as purchases and short selling of their underlying securities. This strategy seeks to generate a positive return during periods of significant declines in the broader markets in order to reduce the Fund's beta, which is its risk exposure to equity securities and interest rates.

The foregoing allocation targets are not fixed guidelines, and the sub-advisor will monitor and adjust the allocation of the Fund's assets among the four strategies from time to time based on a variety of factors, including qualitative assessments of market conditions, liquidity, targeted exposure levels, ability to implement appropriate hedges, and active risk management.

To implement its arbitrage strategies, the Fund will engage in short sales of securities and the use of options. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. The Fund intends to invest in derivative instruments for both hedging and investment purposes. The Fund may also use derivatives to increase its economic exposure to a particular security, currency or index in a cost effective manner, such as, for example, by purchasing options on an ETF, rather than purchasing shares in the ETF itself, or by entering into a total return swap on an index, rather than buying the individual components of the index. The Fund generally will engage in active and frequent trading of portfolio securities to achieve its investment objective.

In response to adverse market, economic or other conditions, including the absence of attractive arbitrage opportunities, the Fund may temporarily invest a substantial portion of its assets in cash or cash equivalent securities. During such periods, the Fund may not achieve its investment objective.

The Fund is non-diversified, which means that it is not limited to a percentage of assets that it may invest in any one issuer.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation and Correlation Risk
 The sub-advisor's judgments about, and allocations between arbitrage strategies, asset classes and exposures may adversely affect the Fund's performance.  There can be no assurance, particularly during periods of market disruption and stress, that the Fund will, in fact, experience a low level of correlation with a traditional portfolio of stocks and bonds or with the debt or equity markets generally.

Arbitrage Risk
The Fund may use a variety of arbitrage strategies in pursuing its investment strategy. The underlying relationships among securities and derivative instruments in which the Fund takes long and short positions may change in an adverse manner, in which case the Fund may realize losses. The expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated.

Convertible Securities Risk
The value of a convertible security (''convertible'') is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The conversion value of a

Prospectus – Fund Summary	2

convertible is the market value that would be received if the convertible were converted to its underlying common stock. Convertible securities also are subject to the risk that the credit standing of the issuer may affect the security's investment value. Convertible securities may be subject to market risk, credit risk and interest rate risk.

Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Currency Risk
The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency contracts in non-U.S. currencies, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures, and swaps for cross-currency investments. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Derivatives Risk
The Fund expects to use various derivative instruments, including, without limitation, warrants, options, swaps, forward contracts, futures contracts and options thereon, and may use derivative techniques for hedging and investment purposes. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potentially material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. In addition, the Fund's investments in derivatives are subject to the following risks:

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Futures and Forward Contracts. Futures and forward contracts, including non-deliverable forwards ("NDFs"), are derivative instruments pursuant to a contract where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. There may be an imperfect correlation between the derivative instrument and the changes in market value of the securities held by the Fund. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. There may not be a liquid secondary market for the futures contracts. Forward currency transactions, including NDFs, include the risks associated with fluctuations in currency. Interest rate and treasury futures contracts expose the Fund to price fluctuations resulting from changes in interest rates.  The Fund could suffer a loss if interest rates rise after the Fund has purchased an interest rate futures contract or fall after the Fund has sold an interest rate futures contract. Similarly, treasury futures contracts expose the Fund to potential losses if interest rates do not move as expected.  Equity index futures contracts expose the Fund to volatility in an underlying securities index.

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Options. The use of options comprises a number of risks.  The movements experienced by the Fund between the prices of options and prices of the securities (or indices) underlying such options, may differ from expectations, and may cause the Fund not to achieve its objective. When the Fund writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option.

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Swap Agreements. Total return swaps and credit default swaps are subject to counterparty risk, credit risk and liquidity risk. In addition, interest rate swaps are subject to interest rate risk, total return swaps are subject to market risk and interest rate risk if the underlying securities are bonds or other debt obligations, currency swaps are subject to currency risk and credit default swaps are subject to the risks associated with the purchase and sale of credit protection.

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Warrants. Warrants may be more speculative than certain other types of investments because warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.

Equity Investments Risk
Equity securities are subject to market risk. The Fund's investments in equity securities may include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks. Investing in such securities may expose the Fund to additional risks. Common stock generally is subordinate to preferred stock in the payment of dividends and upon the liquidation or bankruptcy of the issuing company. Preferred stocks are sensitive to movement in interest rates.

Exchange-Traded Notes Risk
ETNs are unsecured, unsubordinated debt securities. Unlike most debt securities, issuers of ETNs are generally required to repay the note only upon maturity, and therefore the holder of a typical ETN does not receive periodic interest payments. An investment in an ETN exposes the Fund to the risk that the ETN's issuer may be unable to repay the note upon maturity. In addition, payments made to the holder of an ETN upon the maturity or redemption of the note are subject to fees, which may reduce the amount received to less than the principal amount invested.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting

3	Prospectus – Fund Summary

standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Hedging Risk
 The Fund will employ various hedging strategies. There are a variety of factors that may cause hedges to fail to mitigate risks in the manner expected, such as if an instrument used to hedge fails to demonstrate the expected correlation to the risk being hedged. In addition, hedges, even when successful in mitigating risk, may not prevent the Fund from experiencing losses on its investments, and therefore the use of hedging strategies may reduce the Fund's return, or create a loss.

High Portfolio TurnoverRisk
Portfolio turnover is a measure of the Fund's trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund's transaction costs and possibly have a negative impact on performance.

High Yield Securities Risk
Investing in high yield, below investment-grade securities (commonly referred to as "junk bonds") generally involves significantly greater risks of loss of your money than an investment in investment grade securities. Rising interest rates may compound these difficulties and reduce an issuer's ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy.  Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Illiquid and Restricted Securities Risk
Rule 144A and other securities not registered in the U.S. under the Securities Act or in non-U.S. markets pursuant to similar regulations are restricted as to their resale. They may be less liquid than other investments because such securities may not be readily marketable in broad public markets, or may have to be held for a certain time period before they can be resold. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price. In addition, transaction costs may be higher for restricted securities than for securities not subject to resale restrictions. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk
The Fund is subject to the risk that the market value of securities or derivatives that are influenced by interest rates will decline due to changes in interest rates. When interest rates rise, the prices of most fixed income securities go down.  As of the date of this Prospectus, interest rates are at or near historic lows, but may rise substantially and/or rapidly, potentially resulting in substantial losses to the Fund.  The prices of fixed income securities are also affected by their durations. Fixed income securities with longer duration generally have greater sensitivity to changes in interest rates.  For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Leveraging Risk
The Fund's use of futures, forward contracts, swaps, options and other derivative instruments and selling securities short will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not use the derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund's exposure to an asset or class of assets and may cause the Fund's net asset value ("NAV") to be volatile.

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability or be subject to restrictions on sale, and may be difficult to sell at favorable times or prices. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares. The Fund's fixed-income investments are subject to the risk that events in the fixed-income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. The Fund's equity investments are subject to stock market risk, which involves the possibility that the value of the Fund's investments in stocks will decline due to volatility or drops in any of the many individual country or global financial markets. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.

Mortgage Backed and Mortgage Related Securities Risk
Investments in mortgage backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, credit risk, extension risk and prepayment risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (''Fannie Mae''), the Federal Home Loan Mortgage Corporation (''Freddie Mac''), Federal Home Loan Banks, Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk. The Fund's investment in CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed

Prospectus – Fund Summary	4

securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs.Inverse IOs and POs, which are fixed income securities with a floating or variable rate of interest, may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity.

Non-Diversification Risk
The Fund is non-diversified, which means the Fund may focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if assets were diversified among the securities of a greater number of investments. Since the Fund is non-diversified, its NAV and total return may fluctuate more or be subject to greater declines in weaker markets than a diversified mutual fund.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including closed-end funds and exchange-traded funds ("ETFs"). To the extent that the Fund invests in shares of other registered investment companies, the Fund will bear the fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.

Prepayment and Extension Risk
 Prepayment risk is the risk that the principal amount of the underlying collateral may be repaid prior to the bond's maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, extension risk is the risk that a decrease in expected prepayments may result in the extension of a security's effective maturity and a decline in its price.

Securities Selection Risk
Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including many types of derivatives, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value.

Short Position Risk
The Fund will incur a loss as a result of a short position if the price of the instrument sold short increases in value between the date of the short sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the sub-advisor's ability to accurately anticipate the future value of a security or instrument. The Fund's losses are potentially unlimited in a short position transaction.

Small and Mid-Capitalization Companies Risk
Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and mid-capitalization companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Tax Risk
To qualify as a regulated investment company under the Internal Revenue Code ("RIC"), the Fund must meet a qualifying income test each taxable year. Certain aspects of the tax treatment of derivative instruments, including certain equity index options and futures, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the treatment of income from these instruments, and the character, timing and amount of the Fund's taxable income or gains and distributions.

Valuation Risk
The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Fund Performance

The bar chart and table below provide an indication of the risk of investing in the Fund . The table discloses how the Fund's performance for the past calendar year and since inception period through December 31, 2014 compares to a broad measure of market performance, the BofA Merrill Lynch 3-Month LIBOR Index.

Simultaneous with the commencement of the Fund's investment operations on June 30, 2015, the Ionic Absolute Return Fund LLC ("Private Fund"), a privately offered investment fund managed by the Fund's sub-advisor transferred its assets to the Institutional Class shares of the Fund. The Fund's investment policies, objective, guidelines and restrictions are, in all material respects, equivalent to those of the Private Fund. Except for the seed capital provided by the Manager, the Fund's portfolio of investments on June 30, 2015 was the same as the portfolio of investments of the Private Fund immediately prior to the transfer. The Trust calculated the performance for each share class of the Fund for periods commencing prior to the transfer of the Private Fund's assets to the Fund by including the Private Fund's total return adjusted to reflect the deduction of fees and expenses applicable to each share class as stated in the fee table included in this prospectus (i.e., adjusted to reflect anticipated expenses, net of waiver and reimbursements). These fees and expenses include sales charges and Rule 12b-1 fees to the extent applicable. The Private Fund was not registered under the Investment Company Act of 1940 ("Investment Company Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act and the Internal Revenue Code of 1986 ("Internal Revenue Code"), which, if applicable, may have adversely affected its performance. Please refer to the Financial Statements section of the Fund's SAI to review additional information regarding the Private Fund.

After the Fund commences operations, updated performance information will be available on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

5	Prospectus – Fund Summary

Calendar year total returns. Year Ended 12/31*
Highest Quarterly Return: 1.20% (1/1/2014 through 12/31/14) Q1 2014 Lowest Quarterly Return: 0.15% (1/1/2014 through 12/31/14) Q3 2014
*	The Institutional Class year-to-date total return as of March 31, 2015 was 1.68%.

Average annual total returns for periods ended December 31, 2014
	1 Year		Since Inception (9/1/2013- 12/31/2014)
Institutional Class
Returns Before Taxes	3.15%		3.40%
Returns After Taxes on Distributions	N/A	*	N/A	*
Returns After Taxes on Distributions and Sales of Fund Shares	N/A	*	N/A	*

	1 Year	Since Inception (9/1/2013-12/31/2014)
Share Class (Before Taxes)
A	(1.84%)	(0.56%)
C	1.98%	2.23%
Y	3.05%	3.30%
Investor	2.77%	3.01%

	1 Year	Since Inception (9/1/2013)
Index (reflects no deduction for fees expenses or taxes)
BofA Merrill Lynch 3 Month LIBOR Index	0.23%	0.24%
*	After tax returns are not shown because the Private Fund, unlike a regulated investment company, was not required to make annual distributions to its investors.

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor

The Fund's investment sub-advisor is Ionic Capital Management® LLC ("Ionic").

Portfolio Managers

Ionic Capital Management LLC	Bart Baum Chief Investment Officer and Principal Since Fund Inception (2015)Adam Radosti Portfolio Manager and Principal Since Fund Inception (2015)	Doug Fincher Portfolio Manager Since Fund Inception (2015)Daniel Stone Portfolio Manager and Principal Since Fund Inception (2015)

Prospectus – Fund Summary	6

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

7	Prospectus – Fund Summary

Additional Information About the Fund

To help you better understand the Fund, this section provides a detailed discussion of the Fund's investment policies, its principal strategies and risks and performance benchmark(s). However, this Prospectus does not describe all of the Fund's investment practices. For additional information, please see the Fund's SAI, which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com.

Additional Information About Investment Policies and Strategies

Investment Objective

The Fund's investment objective is to seek capital appreciation with low volatility and reduced correlation to equities and interest rates.

The Fund's investment objective is "non-fundamental", which means that it may be changed by the Fund's Board of Trustees ("Board") without the approval of Fund shareholders.

Temporary Defensive Policy

The Fund may depart from its principal investment strategy by taking temporary defensive or interim positions in response to adverse market, economic, political or other conditions. During these times, the Fund may not achieve its investment objective.

Additional Information About the Management of the Fund

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Fund. The Manager:

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develops overall investment strategies for the Fund,

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monitors and evaluates the sub-advisor's investment performance,

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monitors the sub-advisor's compliance with the Fund's investment objectives, policies and restrictions,

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oversees the Fund's securities lending activities and actions taken by the securities lending agent to the extent applicable, and

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directs the investments or the portion of Fund assets that the sub-advisor determines should be allocated to short-term investments.

The assets of the Fund are currently allocated by the Manager to one sub-advisor, Ionic Capital Management LLC ("Ionic"). Ionic has full discretion to purchase and sell securities for the Fund in accordance with the Fund's objectives, policies, restrictions and more specific strategies provided by the Manager. The Manager oversees the sub-advisor but does not reassess individual security selections made by the sub-advisor for the Fund.

The Fund operates in a manager of managers structure.  The Fund and the Manager have received an exemptive order from the Securities and Exchange Commission (''SEC'') that permits the Fund, subject to certain conditions and approval by the Board, to hire and replace sub-advisors that are unaffiliated with the Manager without approval of shareholders.  The Manager has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement.  The order also exempts the Fund from disclosing the advisory fees paid by the Fund to individual sub-advisors that are unaffiliated with the Manager in various documents filed with the SEC and provided to shareholders.  Instead, the fees payable to unaffiliated sub-advisors are aggregated, and fees payable to sub-advisors that are affiliated with the Manager, if any would be aggregated with fees payable to the Manager.  Disclosure of the separate fees paid to an affiliated sub-advisor would be required. One condition of the order is that whenever a sub-advisor change is proposed in reliance on the order, the Board, including a majority of its "non-interested" trustees, must approve the change and make a separate finding that the change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Manager or a sub-advisor derives an inappropriate advantage. In addition, the Fund is required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.

Additional Information About Investments

This section provides more detailed information regarding certain of the investments the Fund may invest in as well as information regarding the Fund's strategy with respect to investment of cash balances.

Arbitrage Strategies

The Fund seeks to achieve its investment objective by implementing a strategic arbitrage strategy comprised of: convertible arbitrage, credit/rates relative value arbitrage, equity arbitrage and volatility arbitrage.

Convertible Arbitrage. Convertible arbitrage generally seeks to capitalize on the pricing of a company's convertible securities relative to its common stock. This strategy involves purchasing convertible securities, generally convertible bonds, and hedging a portion of the equity, credit, interest rate and/or volatility risk inherent in these securities. Convertible bonds are often inaccurately priced as a result of the complexities associated with the valuation of these hybrid securities. By neutralizing exposure to the accurately priced components of a convertible bond, it is possible to profit from the perceived inaccurate pricings of other components. The Fund's convertible arbitrage strategy seeks to generate consistent returns and benefit from corporate events, changing volatility or credit assumptions.

Credit/Rates Relative Value Arbitrage. The Fund's credit/rates relative value arbitrage strategy seeks to invest in mortgage and other derivatives that the sub-advisor considers to be inexpensive relative to prepayment risk, or associated security, sector or index value. The credit/rates relative value arbitrage strategy also seeks to invest in closed-end funds that are trading at a discount to net asset value. Investments in such closed-end funds have the potential for appreciation as the discount between the fund's price and its net asset value changes, and also can generate cash flow through periodic dividend payments. By taking long positions in discounted funds, the Fund has the potential to profit if the closed-end funds' market prices and net asset values converge. Taking short positions in the underlying portfolios held by such closed-end funds helps control exposure to adverse movements in the prices of the funds. This strategy seeks to consistently produce income while actively managing duration risk.

Equity Arbitrage. The Fund's equity arbitrage strategy seeks to capture inefficiencies between the prices of an issuer's securities, such as, for example, prices of different classes of an issuer's equity securities, or between an issuer's warrants and common stock. This strategy also seeks to invest in the securities of companies involved, or potentially involved, in corporate events, such as mergers, tender offers, or other actions. A common example of such a type of investment is the attempt to capture the spread between the prices of the securities of companies involved in a tender offer by acquiring the securities of a target company in anticipation their appreciation and selling short the acquirer's securities in anticipation of their depreciation. Additionally, equity arbitrage investments can be made by taking opposing long and short positions in independent but highly correlated equities whose price ratio, or spread, is substantially different from historical levels. Profits can be captured if the price ratio between the securities reverts back to its historical mean. Returns generated by the Fund's equity arbitrage strategy are generally expected to be idiosyncratic.

Prospectus – Additional Information About the Fund	8

Volatility Arbitrage. A volatility arbitrage strategy seeks to capitalize on the movement of market prices of various assets, regardless of direction. This strategy seeks to take advantage of opportunities where volatility that the sub-advisor considers to be cheap relative to a reference index or security exists and can be effectively captured using options, futures, ETFs or swaps. Volatility arbitrage involves both purchases and sales (writing) of options, futures and other derivatives as well as purchases and short selling of their underlying securities. This strategy seeks to provide return diversification and is utilized to reduce the Fund's beta, or risk exposure, and correlation to equities and interest rates.

Convertible Securities

Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Currencies

The Fund may invest in foreign currency-denominated securities and may also purchase and sell foreign currency options and foreign currency futures contracts and related options as well as forward currency contracts (see ''Derivative Investments''), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (see ''Forward Contracts''). The Fund may engage in these transactions in order to hedge or protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities or other derivative positions. The Fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Derivative Investments

Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The Fund may invest in the following derivative instruments:

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Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities or securities, or the cash value of commodities, securities or a securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. An NDF currency contract is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount.

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Futures Contracts. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. An interest rate futures contract is a contract for the future delivery of an interest-bearing debt security or index of debt securities. An equity index futures contract is a contract based on the level or a particular stock index at an agreed upon date in the future. A treasury futures contract is a contract for the future delivery of a U.S. Treasury security. The Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in the Fund. The Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts and that there may not be a liquid secondary market for a futures contract.

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Options. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security or currency, in the case of a put option.

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Options on Futures Contracts. An option on a futures contract provides the holder with the right to enter into a ''long'' position in the underlying futures contract, in the case of a call option, or a ''short'' position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.

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Swap Agreements. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer's failure to make timely payments of interest or principal, bankruptcy or restructuring. The terms of the swap transaction are either negotiated by the sub-advisor and the swap counterparty or established based on terms generally available on an exchange or contract market. In an interest rate swap, the Fund and another party exchange the right to receive payments equivalent to interest at differing rates on specified notional principal amounts. In a total return swap, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or index during a specified period of time. The underlying asset might be a security or basket of securities or index such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on a total return from a different underlying asset or non-asset reference. Payments are based on a notional principal amount the value of which is fixed in exchange rate terms at the swap's inception.

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Warrants. Warrants are derivative securities that give the holder the right to purchase a specified amount of securities at a specified price. Detachable warrants are often independently traded on a stock exchange. Non-detachable warrants cannot be traded independently from their reference bond. Warrants normally have a life that is measured in years and entitle the holder to buy securities at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Equity Investments

The Fund's equity investments may include:

9	Prospectus – Additional Information About the Fund

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Common Stock. Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. Common stock may be exchange-traded or over-the-counter. Over the counter stock may be less liquid than exchange-traded stock.

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Preferred Stock. Preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is typically set at a fixed annual rate, in some circumstances it can be variable, changed or omitted by the issuer.

Exchange-Traded Notes

The Fund may invest in ETNs. ETNs are debt obligations that are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs may be riskier than ordinary debt securities and may have no principal protection. The Fund's investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued. Historically, illiquid securities have included securities that have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity.  The Manager or the sub-advisor, as applicable, acting under guidelines established by the Trust's Board of Trustees ("Board"), may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act ("Section 4(a)(2) securities") are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

The Manager and the sub-advisor will carefully monitor the Fund's investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing the Fund's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Investment Process and Portfolio Composition

The sub-advisor has a well-defined investment process that it employs to select new positions. The first step in its process is asset allocation across the Fund's investment strategies. The sub-advisor makes the allocation decisions based on tactical considerations specific to each strategy, through a top-down, team oriented approach. Part of the sub-advisor's portfolio construction process includes significant stress-testing and scenario analysis, and incorporates a rules-based approach with defined guidelines regarding a number of factors, such as a position size, duration, market correlation, liquidity, and risk contribution within each strategy. After establishing the initial allocation of the Fund's strategies, the sub-advisor will make adjustments to the Fund's portfolio in response to changing market conditions, while focusing on investment guidelines and risk exposures.

The Fund expects to invest its assets globally with a majority in North America and with moderate exposures to Europe, Asia and emerging markets. Although the Fund and the sub-advisor have established targeted allocations among the Fund's four strategies, such targeted allocations are not fixed guidelines and will be adjusted from time to time by the sub-advisor.

Mortgage-Backed and Mortgage-Related Securities

The Fund may invest in debt obligations of U.S. Government-sponsored enterprises, including the Federal National Mortgage Association (''Fannie Mae''), Federal Home Loan Mortgage Corporation (''Freddie Mac''), Federal Farm Credit Banks (''FFCB'') and the Tennessee Valley Authority. Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac are supported by the issuers' right to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuers and the U.S. Treasury's commitment to purchase stock to ensure the issuers' positive net worth through 2012. The types of mortgage related securities that the Fund may invest in include:

Prospectus – Additional Information About the Fund	10

Collateralized Mortgage Obligations ("CMOs") - CMOs and interests in real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities Fannie Mae, a government sponsored corporation owned entirely by private stockholders, and Freddie Mac, a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. A REMIC itself is generally exempt from federal income tax, but the income from its mortgages is taxable to its investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

There are a number of important differences among the agencies, instrumentalities and government-sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Such agencies and securities include:

(1) GNMA Mortgage Pass-Through Certificates ("Ginnie Maes") - The Government National Mortgage Association ("Ginnie Mae") is a wholly owned U.S. Government corporation within the U.S. Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to Ginnie Mae and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The Ginnie Mae is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The Ginnie Mae guarantee is backed by the full faith and credit of the United States, and the Ginnie Mae has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

(2) Mortgage-Related Securities Issued by Private Organizations - Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

(3) Freddie Mac Mortgage Participation Certificates ("Freddie Macs") - Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by Freddie Mac. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the Freddie Mac. The Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the Freddie Mac has not guaranteed timely payment of principal, the Freddie Mac may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank.

(4) Fannie Mae Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes") - Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the Fannie Mae under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

Other Investment Companies Securities

The Fund at times may invest in shares of other investment companies, including, but not limited to, closed-end funds, unit investment trusts, and ETFs. The Fund may invest in investment company securities advised by the Manager or the sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund's own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities.

The Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act to provide liquidity or for defensive purposes. The Fund would invest in money market funds rather than purchasing individual short-term investments. If the Fund invests in money market funds shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Fund invests, including such fees charged by the Manager to any applicable money market funds advised by the Manager.

The Fund may purchase shares of ETFs. ETFs trade like a common stock and passively-managed ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, the Fund would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, the Fund would be subject to its ratable share of the ETF's expenses, including its advisory and administration expenses.

An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies, but also presents some additional risks due to being exchange traded. The price of an ETF can fluctuate within a wide range in response to changes in the net asset value of the ETF and the supply and demand for its shares. Differences between exchange prices and the net asset value for ETF shares may be due largely to supply and demand forces in the secondary market, which forces may not be the same as those influencing prices for securities or instruments held by the ETF at a particular time. The market price of ETF shares, like the price of any exchange-traded security, includes a "bid-ask spread." In times of severe market disruption, the bid-ask spread often increases significantly. As a result of these factors, there may be times when the market price and the net asset value of the ETF vary significantly, which can potentially cause substantial losses for investors in ETFs.

11	Prospectus – Additional Information About the Fund

Additional Information About Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following section provides additional information regarding the Fund's principal risk factors in light of its principal investment strategies.

Allocation and Correlation Risk

The sub-advisor's judgments about, and allocations between, arbitrage strategies, asset classes and exposures may adversely affect the Fund's performance. This risk can be increased by the use of derivatives to increase allocations to various market exposures because derivatives can create investment leverage, which may magnify the impact to the Fund to the adverse price movements of its investments. There can be no assurance, particularly during periods of market disruption and stress, that the Fund will, in fact, experience a low level of correlation with a traditional portfolio of stocks and bonds or with the debt or equity markets generally.

Arbitrage Risk

The Fund may use a variety of arbitrage strategies in pursuing its investment strategy. The underlying relationships among securities in which the Fund takes long and short positions may change in an adverse manner, or may fail to change in the manner expected, in which case the Fund may realize losses. The expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The expected timing of each transaction is also important since the length of time that the Fund's capital must be committed to any given transaction may affect the rate of return realized by the Fund, and unanticipated delays could cause the Fund to lose money or not achieve the desired rate of return.

The success of the Fund's investment strategies is dependent on the sub-advisor's ability to exploit pricing inefficiencies among interrelated instruments. Although arbitrage positions are considered to have a lower risk profile than directional trades as the former attempt to exploit price differentials rather than overall price movements, such strategies are by no means without risk. Pricing inefficiencies, even if correctly identified, may not converge within the time frame within which the Fund maintains its positions. Even pure "riskless" arbitrage — which is rare — can result in significant losses if the arbitrage cannot be sustained (due, for example, to margin calls) until expiration. The Fund's strategies are subject to the risks of disruptions in historical price relationships, the restricted availability of credit and the obsolescence or inaccuracy of valuation models. Market disruptions may also force the Fund to close out one or more positions. Such disruptions have in the past resulted in substantial losses for funds employing similar strategies.

The Fund expects a major component of its investment strategies to involve spreads between two or more securities. To the extent the price relationships between such securities remain constant, no gain or loss may occur. Such spread strategies do, however, entail a substantial risk that the price differential could change unfavorably and result in losses.

In recent market conditions, the profitability of arbitrage trading has been materially reduced — in part due to the number of market participants seeking to exploit the same perceived pricing inefficiencies.

Convertible Securities Risk

The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. The conversion value will decrease as the price of the underlying common stock decreases. When conversion value is substantially below investment value, the convertible's price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible's price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value.  Convertible securities may be subject to market risk, credit risk and interest rate risk.

Counterparty Risk

Some of the markets in which the Fund may effect derivative transactions are over -the-counter ("OTC") or "interdealer" markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight to the same extent as are members of "exchange-based" markets. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a credit or liquidity problem with the counterparty and the recent turbulence in the financial markets highlights the importance of being aware of counterparty risk resulting from OTC derivative transactions. The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of a debt security or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. The credit ratings of debt instruments and investments represent the rating agencies' opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or preferred dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Further, in recent years many highly rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and make it difficult for the Fund to sell it. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations.

Currency Risk

If the Fund invests directly in foreign (non-U.S.) securities that trade in, and receive revenues in, foreign currencies, in foreign currencies themselves, or in derivatives that provide exposure to foreign currencies or securities, it will be subject to the risk that those currencies will move in a direction relative to the U.S. dollar opposite to the direction that the sub-advisor anticipated, as well as the risk that the movement of such currencies relative to the U.S. dollar (or relative to each other) was greater or lesser than the movements anticipated by the sub-advisor. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund's investments in foreign currency denominated securities may reduce the returns of the Fund. Currency futures, forwards or options may not always work as intended, and in specific cases the Fund may be worse off than if it had not used such instrument(s). Lastly, it may not always be possible or practicable to hedge exposure to the fluctuation of certain currencies, and, even where possible, the Fund may not hedge its currency risks.

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Derivatives Risk

Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The Fund may use derivatives to enhance total return of its portfolio, to manage certain investment risks or as a substitute for the purchase or sale of the underlying currencies or securities. The Fund may also hold derivative instruments to obtain economic exposure to an issuer without directly holding its securities.

Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If the sub-advisor incorrectly forecasts stock market values, or the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for the Fund, the Fund could lose money. In addition, the leverage associated with certain derivatives can expose the Fund to greater risk and increase its costs. Gains or losses in the value of a derivative instrument may be magnified and be much greater than the derivative's original cost (generally only a fraction of the potential value). Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange or contract market, which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. Certain derivatives, including swaps, futures, forwards and written options, require the Fund to post margin to secure its future obligation; if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements, at a time when it may be disadvantageous to do so.

Certain of the other risks to which the Fund might be exposed due to its use of derivatives include the following:

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Forward Contracts Risk. There may be imperfect correlation between the price of a forward contract and the underlying security, index or currency which may increase the volatility of the Fund's NAV. The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.

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Futures Contracts Risk. Futures contracts may experience dramatic price changes and are influenced by complex and inter-related factors, such as, among other things, changing supply and demand relationships, changes in interest and exchange rates, and governmental, commercial and trade programs and policies. The market prices of futures contracts may experience imperfect correlations between the price of the contract and the underlying security, index, commodity or currency. Trading futures contracts may increase the volatility of the Fund's NAV. Futures contracts generally involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). Futures contracts may be subject to periods of illiquidity due to "daily price fluctuation limits" or "daily limits" imposed by exchanges. During a single trading day, no trades may be executed at prices beyond the daily limits; therefore, once the price of a contract has increased or decreased by an amount equal to the daily limit, positions in such contract can generally neither be taken nor liquidated. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.  There may not be a liquid secondary market for the futures contract.

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Options Risk. The movements experienced by the Fund between the prices of options and prices of the securities (or indices) underlying such options, may differ from expectations, and may cause the Fund to not achieve its objective. The seller (writer) of a call option that is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase by such writer except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire investment in the call option. The seller (writer) of a put option that is covered (i.e., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing its entire investment in the put option. In the event that an option on futures is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option, unlike the holder, generally is subject to initial and variation margin requirements on the option position.

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Swaps. Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, the Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Total return swaps, interest rate swaps, currency swaps and credit default swaps are subject to counterparty risk, credit risk and liquidity risk. In addition to these risks, total return swaps are subject to market risk and interest rate risk, if the underlying securities are bonds or other debt obligations. With respect to a credit default swap, if the Fund is selling credit protection, the Fund is subject to many of the same risks it would be if it were holding debt obligations of the issuer; however, the Fund would not have any recourse against such issuer and would not benefit from any collateral securing such issuer's debt obligations. Therefore, when selling protection, the Fund could be forced to liquidate other assets upon the occurrence of a credit event in order to pay the counterparty. There is also the risk that the transaction may be closed-out at a time when the credit quality of the underlying investment has deteriorated, in which case the Fund may need to make an early termination payment. If the Fund is buying credit protection, there is the risk that no credit event will occur and the Fund will receive no benefit (other than any hedging benefit) for the premium paid. There is also the risk that the transaction may be closed-out at a time when the credit quality of the underlying investment has improved, in which case the Fund may need to make an early termination payment.  In addition, interest rate swaps are subject to interest rate risk, and currency swaps are subject to currency risk.

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Warrants. Warrants may be more speculative than certain other types of investments because warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. Detached warrants may be traded on a stock exchange; however, nondetached warrants can only be exercised by the bondholder.

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Equity Investments Risk

Equity securities generally are subject to market risk. The Fund's investments in U.S. and foreign equity securities may include common stocks, securities convertible into or exchangeable for common stocks, and companies within any capitalization range. Such investments may expose the Fund to additional risks.

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Common Stocks. The value of a company's common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company's products or services. A stock's value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company's common stock will usually be more volatile than its bonds, other debt and preferred stock.

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Preferred Stocks. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Issuers may threaten preferred stockholders with the cancellation of all dividends and liquidation preference rights in an attempt to force their conversion to less secure common stock. Certain preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of a corporation's assets in the event of its liquidation are generally subordinated to the rights associated with a corporation's debt securities. Therefore, in the event of an issuer's bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. Preferred stocks may also be subject to credit risk.

Exchange-Traded Notes Risk

Because ETNs are unsecured, unsubordinated debt securities, an investment in an ETN exposes the Fund to the risk that an ETN's issuer may be unable to repay the note upon maturity. As a result, the value of the ETN may decline, including to zero. In addition, as with investments in ETFs and investment companies, the Fund will bear its proportionate share of the fees and expenses of the ETN, which may cause the Fund's operating expenses to be higher and its performance to be lower than it would if it invested directly in the securities of the index or other reference assets of the ETN. There may be times when an ETN share trades at a premium or discount to its market benchmark. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount.

Extension Risk

If interest rates rise rapidly, repayments of principal of certain debt securities, especially mortgage-related securities, may occur at a slower rate than expected and the expected maturity of these securities could lengthen as a result. Securities that are subject to extension risk generally have greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Foreign Investing & Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets. The risks of foreign investing mentioned above are heightened when investing in emerging markets. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Hedging Risk

The Fund intends to enter into hedging transactions with the intention of reducing or controlling risk. It is possible that hedging strategies will not be effective in controlling risk, due to unexpected non-correlation (or even positive correlation) between the hedging instrument and the position being hedged, increasing rather than reducing both risk and losses. To the extent that the Fund enters into hedging transactions, its hedges will not be static but rather will need to be continually adjusted based on the sub-advisor's assessment of market conditions, as well as the expected degree of non-correlation between the hedges and the portfolio being hedged. The success of the Fund's hedging strategies will depend on the sub-advisor's ability to implement such strategies efficiently and cost-effectively, as well as on the accuracy of its judgments concerning the hedging positions to be acquired by the Fund. The Fund will not, in general, attempt to hedge all market or other risks inherent in the Fund's investments, and will hedge certain risks only partially, if at all. Certain risks, either in respect of particular investments or in respect of the Fund's overall portfolio, may not be hedged, particularly if doing so is economically unattractive. As a result, various directional market risks may remain unhedged. Gains or losses from positions in hedging instruments may be much greater than the instrument's original cost. The use of hedges may fail to mitigate risks, and may reduce the Fund's return, or create a loss.

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Fund's trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund's transaction costs and possibly have a negative impact on performance. Frequent trading by the Fund could also result in increased realized net capital gains, distributions of which are taxable to the Fund's shareholders (including short-term capital gain distributions, which are taxable to them as ordinary income).

High Yield Securities Risk

Investing in below-investment grade securities (commonly referred to as ''junk bonds'') generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, high yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer's ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities.

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Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the Fund may have to be adjusted in the event of default. In the event of an issuer's default, the Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund's current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer's financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Illiquid and Restricted Securities Risk

Section 4(a)(2) securities and Rule 144A securities are restricted as to their resale. They may be less liquid than other investments because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a Section 4(a)(2) security or Rule 144A security when the sub-advisors consider it desirable to do so and/or may have to sell the security at a lower price. Although there is a substantial institutional market for Section 4(a)(2) securities and Rule 144A securities, it is not possible to predict exactly how the market for such securities will develop. A Section 4(a)(2) security or Rule 144A security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering Section 4(a)(2) securities and Rule 144A securities for resale and the risk of substantial delays in effecting the registration.  If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

Interest Rate Risk

Investments in fixed-income securities or derivatives that are influenced by interest rates are subject to interest rate risk. The value of the Fund's fixed-income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Since the financial crisis that started in 2008, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. When the Federal Reserve raises the federal funds rate, which is expected to occur, interest rates are expected to rise. As of the date of this Prospectus, interest rates are at or near historic lows, but may rise significantly and/or rapidly, potentially resulting in substantial losses to the Fund.

Investment Risk

An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund should not be relied upon as a complete investment program.  The share price of the Fund fluctuates, which means that when you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.  When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer's securities to fall.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes.  Large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Leveraging Risk

The Fund's use of futures, forward contracts, swaps, and other derivative instruments and selling securities short will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not use the derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund's exposure to an asset or class of assets and may cause the Fund's net asset value to be volatile.

The Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging the Fund because the Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Fund's investments in derivatives is increasing, this could be offset by declining values of the Fund's other investments. Conversely, it is possible that the rise in the value of the Fund's non-derivative investments could be offset by a decline in the value of the Fund's investments in derivatives. In either scenario, the Fund may experience losses. In a market where the value of the Fund's investments in derivatives is declining and the value of its other investments is declining, the Fund may experience substantial losses. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements.

15	Prospectus – Additional Information About the Fund

Liquidity Risk

When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  During such periods, certain investments held by the Fund may be difficult to sell at favorable times or prices.  As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forego an investment opportunity, and of which could have a negative effect on Fund management or performance.  Redemptions by a few large investors in the Fund at such times may have a significant adverse effect on the Fund's NAV and remaining Fund shareholders.  The Fund may lose money if it is forced to sell certain investments to meet redemption requests or other cash needs.

Market Risk

The Fund's investment strategies are subject to material market risk. There can be no assurance that what is perceived as an investment opportunity will not, in fact, result in substantial losses due to one or more of a wide variety of factors. Certain general market conditions could materially reduce the Fund's profit potential, and even in favorable market conditions the Fund can only be successful if it is able to invest successfully in the face of competition with other market participants. All of the Fund's strategies are subject to some dimension of market risk: directional price movements, deviations from historical pricing relationships, changes in the regulatory environment, changes in market volatility, "flights to quality," "credit squeezes," etc. Alternative investment strategies (including arbitrage) may be no less speculative than traditional investing strategies. On the contrary, alternative investment strategies have from time to time incurred sudden and dramatic losses.

The diversification of the Fund's positions and strategies may not always be significant and, even if significant, may not provide meaningful risk control, even though it may reduce the Fund's profit potential as a result of certain strategies being unprofitable while others are profitable.

The particular or general types of market conditions in which the Fund may incur losses or experience unexpected performance volatility cannot be predicted, and the Fund may materially underperform other investment funds with substantially similar investment objective and approaches.  Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares. Equity investments are subject to stock market risk, which involves the possibility that the value of the Fund's investments in stocks will decline due to drops in the stock market due to general market, regulatory, political and economic conditions. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Debt securities are subject to many of the same risks as equity securities including, without limitation, political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. For example, in 2008, developments relating to subprime mortgages adversely affected fixed-income markets worldwide. These developments reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing. In addition, certain market participants have been less willing to make a market in some types of debt instruments. Events in the fixed income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.  There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to purchase and sell the debt securities.  Changes in the economic climate, investor perceptions and stock market volatility also can cause the prices of the Fund's fixed-income and high yield investments to decline regardless of the conditions of the issuers held by the Fund.  There is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as increasing interest rates and/or tapering of "quantitative easing" measures aimed at stimulating the economy, could cause increased volatility in financial markets or the Fund's NAV and higher levels of Fund redemptions, which could have a negative impact on the Fund.  Turbulence in financial markets and reduced liquidity in credit, fixed-income, and equity markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Mid-Capitalization Companies Risk

Investments in mid-capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger, more established companies. Mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-capitalization companies may have less market liquidity than large capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings.

Mortgage Backed and Mortgage Related Securities Risk

Investments in mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, credit risk, extension risk and prepayment risk. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.  A security backed by the U.S. Treasury or the full faith and credit of the United States is only guaranteed by the applicable entity as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Investments in securities issued by government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of Ginnie Mae; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac, or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so. In such circumstances, if the issuer defaulted, the Fund may not be able to recover its investment from the U.S. Government. Like all bonds, U.S. Government securities and Government-sponsored enterprise bonds are also subject to credit risk.

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CMO Risk. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal on CMOs is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the OTC market, the depth and liquidity of which will vary from time to time.

Prospectus – Additional Information About the Fund	16

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Stripped Mortgage-Backed Securities Risk. Stripped mortgage-backed securities are a type of mortgage-backed security that receives differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security. Inverse IOs and POs, which are fixed income securities with a floating or variable rate of interest, may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity.

Non-Diversification Risk

The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities, issuers, industries or currencies. When the Fund invests in a relatively small number of issuers it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. Since the Fund is non-diversified, its NAV and total return may also fluctuate more or be subject to declines in weaker markets than a diversified mutual fund.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including closed-end funds and ETFs. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear fees and expenses, including for example, advisory and administrative fees, charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds. ETFs and closed-end funds also are subject to risks that do not apply to conventional funds: (1) the market price of their shares may trade at a discount or premium to their net asset value; (2) an active trading market for their shares may not develop or be maintained; or (3) trading of their shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Prepayment Risk

When interest rates fall, borrowers may repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset backed securities, more quickly than expected, potentially leading to the issuer of the security to repay the principal prior to the expected maturity date. Under such circumstances, the Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only the prices but can also change the income flows and repayment assumptions about those investments.

Securities Selection Risk

Securities selected by the sub-advisor for the Fund may not perform to expectations. The sub-advisor's judgments about the attractiveness, value and anticipated price movements of a particular asset class or individual security may be incorrect and there is no guarantee that individual securities will perform as anticipated. The price of an individual security can be more or less volatile than the market as a whole or the Fund's relative value approach may fail to produce the intended results. The sub-adviser's assessment of relative value may be wrong or even if its estimate of relative value is correct, it may take a long period of time before the price and intrinsic value converge. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

The prices of the instruments to be traded by the Fund have been subject to periods of excessive volatility in the past and such periods can be expected to recur. Price movements are influenced by many unpredictable factors, such as market sentiment, significant changes in inflation rates, interest rates, commodities, credit spreads, currencies and general economic and political conditions.

Volatility can disrupt historical or theoretical pricing relationships, causing what should otherwise be comparatively low risk positions to incur losses. On the other hand, the lack of volatility can also result in losses for many of the Fund's strategies that are effectively "long" volatility. In periods of trendless and/or stagnant markets, the Fund's strategies may have materially diminished prospects for profitability. The majority of the investment strategies that are employed by the Fund rely for their profitability on market volatility contributing to the pricing inefficiencies that they are designed to identify.

Segregated Assets Risk

In connection with certain transactions that may give rise to future payment obligations, including many types of derivatives, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position. Segregated or earmarked securities cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value. There is the possibility that the segregation or earmarking of a large percentage of the Fund's assets may, in some circumstances, limit the Fund's ability to take advantage of investment opportunities or meet redemption requests.

Short Position Risk

The Fund's short positions are subject to special risks. A short sale is effected by selling a security that the Fund does not own, or selling a security that the Fund owns but that it does not deliver upon consummation of the sale. In order to make delivery to the buyer of a security sold short, the Fund must borrow the security. In so doing, it incurs the obligation to replace that security, whatever its price may be, at the time it is required to deliver it to the lender. The Fund must also pay to the lender of the security any dividends or interest payable on the security during the borrowing period and may have to pay a premium to borrow the security. This obligation must, unless the Fund then owns or has the right to obtain, without payment, securities identical to those sold short, be collateralized by a deposit of cash or marketable securities with the lender. Short selling is subject to a theoretically unlimited risk of loss because there is no limit on how much the price of a security may appreciate before the short position is closed out. There can be no assurance that the securities necessary to cover the short position will be available for purchase by the Fund. In addition, purchasing securities to close out the short position can itself cause the price of the relevant securities to rise further, thereby increasing any loss incurred by the Fund. Furthermore, the Fund may be forced to close out a short position prematurely if a counterparty from which the Fund borrowed securities demands their return, resulting in a loss on what might otherwise have been a profitable position. The Fund may also enter into a short position through a forward commitment or via an option, futures contract or swap agreement. If such instruments are traded OTC, the Fund is subject to the risk that the counterparty may fail to honor its contract terms, causing a loss to the Fund.

17	Prospectus – Additional Information About the Fund

Small Capitalization Companies Risk

Investments in small capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger capitalization and more established companies. Small capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, the market prices of such companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's NAV. Generally, the smaller the company size, the greater these risks. Additionally, small capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

Tax Risk

To qualify as a RIC, the Fund must meet a qualifying income test each taxable year. Certain aspects of the tax treatment of derivative instruments, including certain equity index options and futures, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the treatment of income from these instruments, and the character, timing and amount of the Fund's taxable income or gains and distributions. If the Internal Revenue Service were to assert successfully that income the Fund derives from these investments does not constitute qualifying income, the Fund might cease to qualify as a RIC or might be required to reduce its exposure to such investments.

Valuation Risk

This is the risk that the Fund has valued certain securities at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value methodologies. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV.

Additional Information About Performance Benchmarks

The Fund's annual total return has been compared to the BoFA Merrill Lynch 3 Month LIBOR Index. Set forth below is additional information regarding the indices to which the Fund's performance is compared.

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The BofA Merrill Lynch 3 Month USD LIBOR (London Interbank Offered Rate) Index is based on the assumed purchase of a synthetic instrument having 3 months to maturity and with a coupon equal to the closing quote for 3-Month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing 3-Month LIBOR rate) and is rolled into a new 3-Month instrument. The index, therefore, will always have a constant maturity equal to exactly 3 months.

Prospectus – Additional Information About the Fund	18

Fund Management

The Manager

AMERICAN BEACON ADVISORS, INC. (the "Manager") serves as the Manager and administrator of the Fund(s). The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Astro AB Holdings, LLC, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P.

The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940. The Manager, on behalf of the Fund, has filed a notice claiming the CFTC Regulation 4.5 exclusion from registration with the Commodity Futures Trading Commission ("CFTC") as a commodity pool operator under the Commodity Exchange Act and the Manager is exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund.

The Fund's Management Agreement with the Manager provides for the Fund to pay the Manager an annualized management fee equal to 0.05% of the average daily net assets of the Fund.

The Investment Advisory Agreement among the Fund, the Manager and the sub-advisor provides for the Fund to pay the sub-advisor an annualized investment advisory fee equal to 1.00% of the average daily net assets of the Fund.

The Manager also may receive up to 25% of the net monthly income generated from the Fund's securities lending activities as compensation for oversight of the Fund's securities lending program, including the securities lending agent, Brown Brothers Harriman & Co. Currently, the Manager is authorized to receive 10% of any such income. The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.  As of the date of this prospectus, the Fund does not intend to engage in securities lending activities.

A discussion of the Board's consideration and approval of the Management Agreement between the Fund and the Manager and the Investment Advisory Agreements among the Fund, the sub-advisor and the Manager will be available in the Fund's annual report for the period ended December 31, 2015.

The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for the Fund in order to maintain competitive expense ratios for the Fund. The Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit.

The Sub-Advisor

Set forth below is a brief description of the sub-advisor and the portfolio managers with primary responsibility for the day-to-day management of the Fund. The Fund's SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Fund and their compensation.

IONIC CAPITAL MANAGEMENT LLC (''Ionic''), is an alternative asset management firm located at 475 Fifth Avenue., 9th Floor, New York, NY 10017 with $2.6 billion in assets under management as of December 31, 2014. Ionic is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

Bart Baum is Chief Investment Officer and Principal (Since inception 2006). Mr. Baum is responsible for managing the Fund's volatility arbitrage and equity arbitrage strategies, the Fund's overall portfolio construction, and the allocation of the Fund's assets among the four strategies. Mr. Baum focuses primarily on managing Ionic's equity option and commodities strategies. Before forming Ionic with Adam Radosti and Daniel Stone in 2006, Mr. Baum was a Managing Director and Portfolio Manager in the US and European Volatility and Credit Arbitrage Group at Highbridge Capital Management LLC ("Highbridge"). He started working at Highbridge in its first month, September 1992.

Adam Radosti is Portfolio Manager and Principal (Since inception 2006). Mr. Radosti is responsible for managing the Fund's convertible arbitrage strategy, and assists in determining the overall allocation of assets among the Fund's four strategies. Before forming Ionic, Mr. Radosti was previously a Senior Vice President in the US and European Volatility and Credit Arbitrage Group at Highbridge.

Daniel Stone is Portfolio Manager and Principal (Since inception 2006). Mr. Stone was formerly a Managing Director and Portfolio Manager in the U.S. and European Volatility and Credit Arbitrage Group at Highbridge. He joined Highbridge in 1996 and was a senior U.S. convertible trader, specializing in investment grade bonds and the co-head of European convertibles and equity derivatives.

Doug Fincher is a Portfolio Manager (Since 2013). Mr. Fincher will be responsible for overall portfolio construction and correlation analysis, and together with Messrs. Baum, Radosti and Stone, is responsible for the allocation of the Fund's assets among the four strategies. Mr. Fincher joined Ionic in 2013 to evaluate Ionic's investment strategies in relation to the diversification, leverage and asset coverage requirements of the 1940 Act. Prior to joining Ionic, Mr. Fincher was the President and CEO of Rock Maple Funds LLC, a New York based fund of hedge funds from 2008-2012. During his tenure he was also a portfolio manager and served on the firm's investment committee. In 2011 he was instrumental in the launch of registered multi-manager alternative mutual fund in partnership with a large trust bank.

Valuation of Shares

The price of the Fund's shares is based on its NAV per share. The Fund's NAV is computed by adding total assets, subtracting all of the Fund's liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund's shares is determined based on a pro rata allocation of the Fund's investment income, expenses and total capital gains and losses. The Fund's NAV per share is determined as of the close of the New York Stock Exchange (''NYSE''), generally 4:00 p.m. Eastern Time, on each day on which it is open for business. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs are valued at the last sale price or official closing price.

19	Prospectus – Fund Management

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. Eastern Time.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security's trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security's true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund's NAV, fair value pricing may be used on the affected security or securities. Securities of small capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. In addition, the Fund may invest in illiquid securities requiring these procedures.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund's fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund's fair valuation procedures. You may view the Fund's most recent NAV per share at www.americanbeaconfunds.com by clicking on ''Quick Links'' and then ''Daily NAVs.''

Prospectus – Fund Management	20

About Your Investment

Choosing Your Share Class

Each share class of the Fund represents an investment in the same portfolio of securities for the Fund, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation.

Factors you should consider when choosing a class of shares include:

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How long you expect to own the shares;

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How much you intend to invest;

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Total expenses associated with owning shares of each class;

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Whether you qualify for any reduction or waiver of sales charges;

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Whether you plan to take any distributions in the near future; and

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Availability of share classes.

Each investor's financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you.

The Fund offers various classes of shares. Each class has a different combination of purchase restrictions, sales charges and ongoing fees, allowing you to choose the class that best meets your needs. The following table and sections explain the sales charges or other fees you may pay when investing in each class.

Share Class	Minimum Initial Investment	Initial Sales Charge	Deferred Sales Charge	Annual 12b-1 Fee	Annual Shareholder Servicing Fee
A	$2,500	Up to 4.75%; may be reduced, waived or deferred for large purchases or certain investors. See A Class Charges and Waivers below.	0.50% on redemptions within 18 months of purchasing $1,000,000 or more of A Class shares	Up to 0.25% of average daily assets	Up to 0.25% of average daily assets
C	$1,000	None	1% on redemptions within 12 months of purchasing shares	Up to 1% of average daily assets	Up to 0.25% of average daily assets
Investor	$2,500	None	None	None	Up to 0.375% of average daily assets
Y	$100,000	None	None	None	Up to 0.10% of average daily assets
Institutional	$250,000	None	None	None	None

A Class Charges and Waivers

The table below shows the amount of sales charges you will pay on purchases of A Class shares of the Funds both as a percentage of offering price and as a percentage of the amount you invest. The sales charge differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.

Any applicable sales charge will be deducted directly from your investment. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge or the sales charge may be waived as described below in ''A Class Sales Charge Reductions and Waivers.''

Amount of Sale/ Account Value	As a % Offering Price	As a % Investment	Dealer Commission as a % of Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.25%	4.44%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.75%	2.83%	2.05%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million and above	0.00%	0.00% †	††
†

No initial sales charge applies on purchases of $1,000,000 or more. A CDSC of 0.50% of the offering price will be charged on purchases of $1,000,000 or more that are redeemed in whole or in part within eighteen (18) months of purchase.

††	See ''Dealer Concessions on A Class Purchases Without a Front-End Sales Charge''.

Foreside Fund Services, LLC (the ''Distributor'') retains any portion of the commissions that are not paid to financial intermediaries to solely pay distribution-related expenses.

A Class Sales Charge Reductions and Waivers

A shareholder may qualify for a waiver or reduction in sales charges under certain circumstances. To receive a waiver or reduction in your A Class sales charge, you must advise the Fund's transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of purchase. If you or your financial intermediary do not let the Fund's transfer agent know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled.

Waiver of Sales Charges

There is no sales charge if you invest $1 million or more in A Class shares.

21	Prospectus – About Your Investment

Sales charges also may be waived for certain shareholders or transactions, such as:

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The Manager or its affiliates;

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Present and former directors, trustees, officers, employees of the Manager, the Manager's parent company, and the Trust (and their ''immediate family'' as defined in the SAI), and retirement plans established by them for their employees;

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Registered representatives or employees of intermediaries that have selling agreement with the Fund;

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Shares acquired through merger or acquisition;

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Insurance company separate accounts;

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Employer-sponsored retirement plans;

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Dividend reinvestment programs;

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Purchases through certain fee-based programs under which investors pay advisory fees that may be offered through selected registered investment advisers, broker-dealers, and other financial intermediaries;

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Shareholders that purchase the Fund through a financial intermediary that offers our A Class shares uniformly on a ''no load'' (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary's prescribed fee schedule for purchases of fund shares; and

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Reinvestment of proceeds within 90 days of a redemption from A Class account (see Redemption Policies for more information).

The availability of A Class sales charge waivers may depend upon the policies, procedures, and trading platform of your financial intermediary.

Reduced Sales Charges

Under a ''Rights of Accumulation Program,'' a ''Letter of Intent'' or through ''Concurrent Purchases'' you may be eligible to buy A Class shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

This information is available, free of charge, on the Fund's website, www.americanbeaconfunds.com or call (800) 658-5811 or consult with your financial advisor.

Dealer Concessions on A Class Purchases Without a Front-End Sales Charge

Brokers who initiate and are responsible for purchases of $1,000,000 or more of A Class shares of the Fund may receive a dealer concession from the Fund's Distributor of 0.50% of the offering price. If a client or broker is unable to provide account verification on purchases of $1,000,000 or more, the dealer concession will be forfeited by the broker and front-end sales loads will apply. Dealer concessions will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge or dealer concession. Dealer concessions will be paid only on eligible purchases where the applicability of the CDSC can be monitored. Purchases eligible for sales charge waivers as described under ''A Class Sales Charge Reductions and Waivers'' are not eligible for dealer concessions on purchases of $1,000,000 or more.

Rights of Accumulation Program

Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in certain accounts (''Qualified Accounts''). The following Qualified Accounts holding any share class of the American Beacon Funds may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

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Accounts owned by you, your spouse or your minor children under the age of 21, including trust or other fiduciary accounts in which you, your spouse or your minor children are the beneficiary;

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Uniform transfer or gift to minor accounts (''UTMA/UGTMA'');

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Individual retirement accounts (''IRAs''), including traditional, Roth, SEP and SIMPLE IRAs; and

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Coverdell Education Savings Accounts or qualified 529 plans.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts.

You must notify your financial intermediary or the Fund's transfer agent, in the case of shares held directly with the Fund, at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program. In addition, you must provide either a list of account numbers or copies of account statements verifying your qualification. You may combine the historical cost or current value, as of the day prior to your additional American Beacon Funds' purchase (whichever is higher) of your existing American Beacon Funds' mutual fund with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gain distributions. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your financial intermediary may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing American Beacon Funds mutual fund investment with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify the Funds' transfer agent at the time of purchase that a purchase qualifies for a reduced sales charge and provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, the financial intermediary or the Fund's transfer agent will calculate the combined value of all of your Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent

If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) during the next 13 months in any class of the Fund, you may qualify for a reduced sales charge for purchases of A Class shares by completing the Letter of Intent section of your account application.

A Letter of Intent indicates your intent to purchase at least $50,000 in any class of the American Beacon Funds over the next 13 months in exchange for a reduced A Class sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $2,500. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13- month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased shares of any American Beacon mutual fund within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however,

Prospectus – About Your Investment	22

previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Concurrent Purchases

You may combine simultaneous purchases in shares of any of the American Beacon Funds to qualify for a reduced charge.

Contingent Deferred Sales Charge (''CDSC'') — A Class Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of A Class shares of the Fund (and, thus, pay no initial sales charge) will be subject to a 0.50% CDSC if those shares are redeemed within 18 months after they are purchased. The CDSC does not apply if you are otherwise eligible to purchase A Class shares without an initial sales charge or are eligible for one of the waivers described herein or in the SAI.

CDSC— C Class Shares

If you redeem C Class shares within 12 months of purchase, you may be charged a CDSC of 1%. The CDSC generally will be deducted from your redemption proceeds. In some circumstances, you may be eligible for one of the waivers described herein or in the SAI. You must advise the transfer agent of your eligibility for a waiver when you place your redemption request.

How CDSCs will be Calculated

The amount of the CDSC will be based on the NAV of the redeemed shares at the time of the redemption or the original NAV, whichever is lower. Because of the rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the date of your purchase. The CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. A CDSC is not imposed on any increase in NAV over the initial purchase price or shares you received through the reinvestment of dividends or capital gain distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will redeem your shares in the following order:

■

shares acquired by the reinvestment of dividends or capital gains distributions;

■

other shares that are not subject to the CDSC;

■

shares held the longest during the holding period.

Waiver of CDSCs — A and C Class Shares

A shareholder may qualify for a CDSC waiver under certain circumstances. To have your CDSC waived, you must advise the Fund's transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of redemption. If you or your financial intermediary do not let the Fund's transfer agent know that you are eligible for a waiver, you may not receive a waiver to which might otherwise be otherwise entitled.

The CDSC may be waived if:

■

The redemption is due to a shareholder's death or post-purchase disability;

■

The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value;

■

The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to the termination of the plan or the transfer of the plan to another financial institution;

■

The redemption is for a mandatory withdrawal from a traditional IRA after age 70 1/2;

■

The redemption is due to involuntary redemptions by the Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions;

■

The redemption is from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver;

■

The redemption is to return excess contributions made to a retirement plan; or

■

The redemption is to return contributions made due to a mistake of fact.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Information regarding CDSC waivers for A and C Class shares is available, free of charge, on the Fund's website. Please visit www.americanbeaconfunds.com. You may also call (800) 658-5811 or consult with your financial advisor.

Purchase and Redemption of Shares

Eligibility

The A Class, C Class, Y Class, Institutional Class, and Investor Class shares offered in this Prospectus are available to eligible investors who meet the minimum initial investment. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Fund does not conduct operations and is not offered for purchase outside of the United States.

Subject to your eligibility, you may invest in the Fund directly or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators, and retirement plans.

If you invest directly with the Fund, the fees and policies with respect to the Fund's shares that are outlined in this Prospectus are set by the Fund. The Manager and the Fund are not responsible for determining the suitability of the Fund or share class for any investor.

Because in most cases it is more advantageous for investors using an intermediary to purchase A Class shares than C Class shares for amounts of $1,000,000 or more, the Fund will decline a request to purchase C Class shares for $1,000,000 or more.

If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Fund. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in the Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper ''breakpoint'' discount and regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.

23	Prospectus – About Your Investment

Minimum Initial Investment by Share Class

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$ 250
A; Investor	$2,500	$50	$ 250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Investor Class shares are also available to traditional individual retirement account ("IRA") and Roth IRA shareholders investing directly in the Fund. The minimum investment is $2,500.

The Manager may allow a reasonable period of time after opening an account for a Y Class or Institutional Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through an aggregated purchase order for more than one client.

Opening an Account

You may open an account through your broker-dealer or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker dealer will normally be held in your account with that firm.

To open an account directly with the Fund, a completed, signed application is required.  You may obtain an account application from the Fund's website www.americanbeaconfunds.com or by calling 1-800-658-5811.   Institutional shareholders should call 1-800-967-9009.

Complete the application, sign it and send it:

Regular Mail to: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643 (or institutional shareholders may fax to) (816) 374-7408	For Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105 (800) 658-5811

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Fund or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and Social Security or other taxpayer identification numbers on the account or other documentation. The Fund is required by law to reject your new account application if the required identifying information is not provided.

The Fund reserves the right to liquidate a shareholder's account at the current day's NAV and remit proceeds via check if the Fund or a financial institution are unable to verify the shareholder's identity within three days of account opening.

Purchase Policies

Shares of the Fund are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by the Fund in good order prior to the Fund's deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business plus any applicable sales charge.  Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.

The Fund has authorized certain third party financial intermediaries, such as broker-dealers, insurance companies, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund's next determined NAV after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Fund in proper form and in a timely manner.

Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of the Fund are available for offer and sale in their jurisdiction. The Fund reserves the right to refuse purchases if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. The Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Fund will not accept ''starter'' checks, credit card checks, money orders, cashier's checks, or third party checks.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Fund or the Manager has incurred.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld.

Please refer to the section titled ''Frequent Trading and Market Timing'' for information on the Fund's policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

If you purchased shares of the Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of the Fund.

The redemption price will be the NAV next determined after a redemption request is received in good order, minus any applicable CDSC and/or redemption fees. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).

Prospectus – About Your Investment	24

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Fund is open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

You may, within 90 days of redemption, reinvest all or part of the proceeds of your redemption of A or C Class shares of the Fund, without incurring any applicable additional sales charge, in the same class of another American Beacon Fund, by sending a written request and a check to your financial intermediary or directly to the Fund. Reinvestment must be into the same account from which you redeemed the shares or received the distribution. Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Reinvestment will be at the NAV next calculated after the Fund receives your request. You must notify the Fund and your financial intermediary at the time of investment if you decide to exercise this privilege.

The Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund's shareholders.

Although the Fund intends to redeem shares in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets held by the Fund. To the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled ''Frequent Trading and Market Timing'' for information on the Fund's policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

If you purchased shares of the Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to effect an exchange.

Shares of any class of the Fund may be exchanged for shares of the same class of another American Beacon fund under certain limited circumstances. Shares of any class of the Fund may be exchanged for shares of another class of the same fund under certain limited circumstances.  Since an exchange involves a concurrent purchase and redemption, please review the sections titled ''Purchase Policies'' and ''Redemption Policies'' for additional limitations that apply to purchase and redemptions. There is no front-end sales charge on exchanges between A Class shares of the Fund for A Class shares of another fund. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange to shares of another fund having CDSC however, shares exchanged between funds that impose a CDSC will be charged a CDSC if redeemed within 12 months or 18 months, as applicable, of the purchase of the initial shares.

Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

If shares were purchased by check, a shareholder must have owned shares of the redeeming fund for at least ten days prior to exchanging out of one fund and into another.

The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be legally sold. The Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. The Fund reserves the right to refuse exchange requests if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders.  Please refer to the section titled "Frequent Trading and Market Timing" for information on the Fund's policies regarding frequent purchases, redemptions, and exchanges.

For federal income tax purposes, the conversion of shares of one share class for shares of a different share class of the same fund will not result in the realization of a capital gain or loss. However, an exchange of shares of one fund for shares of a different fund is considered a sale and a purchase, respectively, and may result in a gain or loss for tax purposes. There can be no assurance of any particular tax treatment, however, and you are urged and advised to consult with your own tax advisor before entering into the Fund or share class exchange.

25	Prospectus – About Your Investment

How to Purchase, Redeem or Exchange Shares

If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of the Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker dealer or financial intermediary will transmit your request to the Fund and may charge you a fee for this service. The Fund will not accept a purchase order of $1,000,000 or more for C Class shares if the purchase is known to be on behalf of a single investor (not including dealer "street name" or omnibus accounts). Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor. You should include the following information with any order:

• Your name/Account registration

• Your account number

• Type of Transaction requested

• Name(s) and fund number(s) of funds and class(es)

• Dollar amount or number of shares

Transactions for direct shareholders are conducted through:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class Only)
Mail	American Beacon FundsPO Box 219643Kansas City, MO 64121-9643	Overnight Delivery:American Beacon Fundsc/o BFDS330 West 9th StreetKansas City, MO 64105

Purchases by Wire:

Send a bank wire to State Street Bank and Trust Co. with these instructions:

■

ABA# 0110-0002-8; AC-9905-342-3,

■

Attn: American Beacon Funds

■

the fund name and fund number, and

■

shareholder account number and registration.

Redemption Proceeds will be mailed to account of record or transmitted to commercial bank designated on the account application form.

	New Account	Existing Account
Class	Minimum	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.

To protect the Fund and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:

■

with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or

■

for an account whose address has changed within the last 30 days if proceeds are sent by check.

■

for amounts greater than $100,000.

■

The Fund only accepts STAMP 2000 Medallion signature guarantees, which may be obtained at participating banks broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

Payments to Financial Intermediaries

The Fund and its affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Fund or its transfer agent. To the extent the Fund affiliate pays such compensation, it would likely include amounts from that affiliate's own resources and constitute what is sometimes referred to as ''revenue sharing.''

Compensation received by a financial intermediary from the Manager or another Fund affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund

Prospectus – About Your Investment	26

shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or its affiliate(s), and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this prospectus.

General Policies

If a shareholder's account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
A	$ 2,500
C	$ 1,000
Investor	$ 2,500
Y	$25,000
Institutional	$75,000

If the account balance remains below the applicable minimum account balance after 45 days, the Fund reserves the right to close the account and send the proceeds to the shareholder. IRAs will be charged an annual maintenance fee of $15.00 by the Custodian for maintaining either a traditional IRA or a Roth IRA. The Fund reserves the authority to modify minimum account balances in its discretion.

A Signature Validation Program (''SVP'') stamp may be required in order to change an account's registration or banking instructions. You may obtain a SVP stamp at participating banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.

The following policies apply to instructions you may provide to the Fund by telephone:

■

The Fund, its officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

■

The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

■

Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Fund reserves the right to:

■

liquidate a shareholder's account at the current day's NAV and remit proceeds via check if the Fund or a financial institution are unable to verify the shareholder's identity within three business days of account opening,

■

seek reimbursement from the shareholder for any related loss incurred by the Fund if payment for the purchase of Fund shares by check does not clear the shareholder's bank, and

■

reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by the Fund if funds are not received by the applicable wire deadline.

A shareholder will not be required to pay a CDSC when the registration for A Class or C Class shares is transferred to the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When A Class or C Class shares are transferred, any applicable CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

Escheatment

Please be advised that certain state escheatment laws may require the Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Fund. Many states have added ''inactivity'' or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholderinitiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer initiated contact might be achieved by one of the following methods:

■

Send a letter to American Beacon Funds via the United States Post Office,

■

Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the fund's secure web application.

■

Access your account through the fund's secure web application,

■

Cashing checks that are received and are made payable to the owner of the account.

The Fund, the Manager, and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer's and/or Controller's Offices.  If you do not hold your shares directly with the Fund, you should contact your broker-dealer, retirement plan, or other third party intermediary regarding applicable state escheatment laws.

Contact information:

American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
1-800-658-5811
www.americanbeaconfunds.com

27	Prospectus – About Your Investment

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio managers' ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund's NAV is known as market timing.

The Fund's Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. Shareholders may transact up to one ''round trip'' in the Fund in any rolling 90-day period. A ''round trip'' is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into the Fund followed by a redemption or exchange out of the Fund or (ii) a redemption or exchange out of the Fund followed by a purchase or exchange into the Fund. If the Manager detects that a shareholder has exceeded one round trip in the Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, may prohibit the shareholder from making further purchases of the Fund. In general, the Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder's activity violates any policy stated in this Prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into the Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of the Fund or dilute the value of the Fund's shares, including collective trading (e.g. following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.

The round-trip limit does not apply to the following transaction types:

■

shares acquired through the reinvestment of dividends and other distributions;

■

systematic purchases and redemptions;

■

shares redeemed to return excess IRA contributions; or

■

certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Fund's policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Fund that they are currently unable to enforce the Fund's policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Fund's policies. The Fund may defer to an intermediary's policies. For more information, please contact the financial intermediary through which you invest in the Fund.

The Manager monitors trading activity in the Fund to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary's provision of information necessary to identify transactions by the underlying investors. The Fund has entered into agreements with the intermediaries that service the Fund's investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Fund and to act on the Fund's instructions to restrict transactions by investors who the Manager has identified as having violated the Fund's policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated ''Qualified Wrap Programs'' by the Fund based on specific criteria established by the Fund and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) provides the Manager a description of the wrap program(s); and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary's wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client's purchase of the Fund followed within 90 days by the intermediary's redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to the Fund, the Manager will revoke the intermediary's Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Fund's frequent trading and market timing policies, including any applicable redemption fees.

The Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Fund's policies and procedures to deter frequent trading and market timing will have the intended effect nor that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

The Fund distributes most or all of its net earnings in the form of dividends from net investment income ("dividends") and distributions of realized net capital gains ("capital gain distributions:) and net gains from foreign currency transactions (sometimes referred to below collectively as "distributions").  The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares.  Any dividends and any other distributions are paid annually.

Options for Receiving Dividends and Other Distributions

When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless your account application instructs otherwise, distributions payable to you will be reinvested in additional Fund shares of the same class. There are four payment options available:

■

Reinvest All Distributions. You can elect to reinvest all dividends and capital gain distributions in additional shares of the same class of the Fund.

■

Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in Fund shares while receiving the other types of distributions by check or having them sent to your bank account by ACH. Different tax treatment applies to Distributions and Capital Gains (as described in the table below). Distributions of short-term capital gains are considered as ordinary income for tax purposes, and therefore will be distributed by the same method as dividends from net investment income.

■

Receive All Distributions in Cash. You can elect to receive all dividends and capital gain distributions by check or have them sent to your bank by ACH.

Prospectus – About Your Investment	28

■

Reinvest Your Distributions in another American Beacon Fund. You can reinvest all of your dividends and capital gain distributions in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

If you invest directly with the Fund, any election to receive distributions in cash and payable by check will only apply to distributions totaling $10.00 or more. Any distribution totaling less than $10.00 will be reinvested in Fund shares and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are directly deposited into your bank account.

If you select a cash distribution and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the Fund. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.

Shareholders investing in the Fund through a financial intermediary should discuss their options for receiving dividends and other distributions with their financial advisor.

Taxes

Any distributions are taxable to shareholders other than tax-qualified retirement accounts and other tax-exempt investors. However, the portion of the Fund's dividends derived from its investments in direct U.S. Government obligations, if any, is generally exempt from state and local income taxes. The following table outlines the typical status of transactions in taxable accounts:

Type of Transaction	Tax Status
Dividends from net investment income *	Ordinary income **
Distributions of excess of net short-term capital gain over net long-term capital loss *	Ordinary income
Distributions of net gains from certain foreign currency transactions *	Ordinary income
Distributions of excess of net long-term capital gain over net short-term capital loss ("net capital gain'') *	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules
*	Whether reinvested or taken in cash.
**	Except for dividends that are attributable to ''qualified dividend income'' (as described below).

To the extent distributions are attributable to net capital gain that the Fund recognizes on sales or exchanges of capital assets they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (''individuals'') (20% for individuals with taxable income exceeding certain thresholds, which amounts are indexed for inflation annually).

A portion of the dividends the Fund pays to individuals may be ''qualified dividend income'' (''QDI'') and thus eligible for the preferential rates that apply to net capital gain. QDI is the aggregate of dividends the Fund receives from most domestic corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions with respect to the shares on which the dividends are paid. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A portion of the distributions the Fund pays may also be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations only. However, dividends that a corporate shareholder receives and deducts pursuant to the dividends-received deduction may be subject indirectly to the federal alternative minimum tax.

A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the maximum federal income tax rates mentioned above.

The Fund shareholder who wants to use an acceptable basis determination method other than the average basis method (the Fund's default method) with respect to Fund shares, must elect to do so in writing, which may be electronic. The Fund, or its administrative agent, must report to the Internal Revenue Service and furnish to its shareholders the basis information for dispositions of Fund shares. See "Tax Information" in the SAI for a description of the rules regarding that election and the Fund's reporting obligation.

An individual must pay a 3.8% tax on the lesser of (1) the individual's ''net investment income,'' which generally includes dividends, interest, and net gains from the disposition of investment property (including distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares), or (2) the excess of the individual's ''modified adjusted gross income'' over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Fund. Each year, the Fund's shareholders will receive tax information to assist them in preparing their income tax returns.

29	Prospectus – About Your Investment

Additional Information

Distribution and Service Plans

The Fund has adopted separate Distribution Plans for its A Class and C Class shares in accordance with Rule 12b-1 under the Investment Company Act, which allows the A Class and C Class shares to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. Each Plan also authorizes the use of any fees received by the Manager in accordance with the Administration and Management Agreements, and any fees received by the sub-advisors pursuant to their Investment Advisory Agreements with the Manager, to be used for the sale and distribution of Fund shares. The Plans provide that the A Class shares of the Fund will pay up to 0.25% per annum of the average daily net assets attributable to the A Class, and the C Class shares of the Fund will pay up to 1.00% per annum of the average daily net assets attributable to the C Class, to the Manager (or another entity approved by the Board).

The Fund has also adopted a shareholder services plan for its A Class, C Class, Y Class, and Investor Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.25% of the average daily net assets attributable to the A Class shares, up to 0.25% of the average daily net assets attributable to the C Class shares, up to 0.375% of the average daily net assets attributable to the Investor Class shares, and up to 0.10% of the average daily net assets attributable to the Y Class shares of the Fund. Because these distribution and service plan fees are paid out of the Fund's A Class, C Class, Y Class, and Investor Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may result in costs higher than other types of sales charges.

Portfolio Holdings

A complete list of the Fund's holdings is made available on the Fund's website on a quarterly basis approximately sixty days after the end of each calendar quarter and remains available for six months thereafter. A list of the Fund's ten largest holdings is made available on the Fund's website on a quarterly basis. The ten largest holdings of the Fund are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. The Fund's ten largest holdings may also be accessed by selecting the Fund's fact sheet.

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's SAI, which you may access on the Fund's website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

If you are interested in electronic delivery of the Fund's summary prospectus or shareholder reports, please go to www.americanbeaconfunds.com and click on ''Quick Links'' and then ''Register for E-Delivery.''

To reduce expenses, your financial institution may mail only one copy of the summary prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance for the period of the Fund's operation. Financial highlights are not provided because the Fund had not commenced operations prior to the date of this Prospectus.

Prospectus – Additional Information	30

Additional Information

Additional information about the Fund is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Fund's website at www.americanbeaconfunds.com.

Annual Report/Semi-Annual Report

The Fund's Annual and Semi-Annual Reports list the Fund's actual investments as of the report's date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Fund's performance. The report of the Fund's Independent Registered Public Accounting Firm is included in the Annual Report.  Reports will be available approximately 60 days after the Fund passes its first year end and semi-annual reporting period.

Statement of Additional Information (''SAI'')

The SAI contains more details about the Fund and its investment policies. The SAI is incorporated in this prospectus by reference (it is legally part of this prospectus). A current SAI is on file with the SEC.

To obtain more information about the Fund or to request a copy of the documents listed above:

By Telephone:	Call 1-800-658-5811
By Mail:	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643
By E-mail:	americanbeaconfunds@ambeacon.com
On the Internet:	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The SAI and other information about the Fund may also be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds and American Beacon Ionic Strategic Arbitrage Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-4984

American Beacon FundsSM

Statement of Additional Information
 June 30, 2015

Share Class	A	C	Y	Institutional	Investor
American Beacon Ionic Strategic Arbitrage Fund	IONAX	IONCX	IONYX	IONIX	IONPX

This Statement of Additional Information ("SAI") should be read in conjunction with the Prospectus dated June 30, 2015 (the "Prospectus") for the American Beacon Ionic Strategic Arbitrage Fund (the "Fund"), a series of American Beacon Funds, a Massachusetts business trust. Copies of the Prospectus may be obtained without charge by calling (800) 658-5811. You also may obtain copies of the Prospectus without charge by visiting the Fund's website at www.americanbeaconfunds.com. This SAI is incorporated by reference into the Fund's Prospectus. In other words, it is legally a part of the Prospectus. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.

The Fund had not commenced operations prior to the date hereof. Accordingly, financial statements for the Fund are not available. Copies of the Fund's Annual Report may be obtained when available, without charge, upon request by calling (800) 658-5811 or visiting www.americanbeaconfunds.com.

ORGANIZATION AND HISTORY OF THE FUND

The Fund is a separate series of the American Beacon Funds (the "Trust"), an open- end management investment company organized as a Massachusetts business trust on January 16, 1987. The Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy. The Fund is non-diversified. The Fund is comprised of multiple classes of shares designed to meet the needs of different groups of investors. This SAI relates to the A Class, C Class, Y Class, Institutional Class, and Investor Class shares of the Fund.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The investment objective and principal investment strategies and risks of the Fund are described in the Prospectus. This section contains additional information about the Fund's investment policies and risks and types of investments the Fund may purchase. The composition of the Fund's portfolio and the strategies that the Fund may use in selecting investments may vary over time. The Fund is not required to use all of the investment strategies described below in pursuing its investment objectives. It may use some of the investment strategies only at some times or it may not use them at all.

Arbitrage Strategies —  The Fund may use a variety of arbitrage strategies in pursuing its investment strategy. The underlying relationships among securities in which the Fund takes long and short positions may change in an adverse manner, in which case the Fund may realize losses. The expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The expected timing of each transaction is also important since the length of time that the Fund's capital must be committed to any given transaction will affect the rate of return realized by the Fund, and unanticipated delays could cause the Fund to lose money or not achieve the desired rate of return.

One type of arbitrage transaction that the Sub-Adviser anticipates employing is merger arbitrage. Merger arbitrage involves purchasing the shares of an announced acquisition target at a discount from the expected value of such shares upon completion of the acquisition. The size of the discount, or spread, and whether the potential reward justifies the potential risk are functions of numerous factors affecting the riskiness and timing of the acquisition. Such factors include the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.

Cash Management Investments — The Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act of 1940, as amended ("Investment Company Act"), including money market funds that are advised by the Manager. If the Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees, of the money market funds in which the Fund invests, such as advisory fees charged by the Manager to any applicable money market funds advised by the Manager. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund's yield will be lower than the return that the Fund would have derived from other investments that would provide liquidity.

To gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs, the Fund also may purchase and sell futures contracts on a daily basis. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. As cash balances are invested in securities, the Fund may invest simultaneously those balances in futures contracts until the cash balances are delivered to settle the securities transactions. Because the Fund will have market exposure simultaneously in both the invested securities and futures contracts, the Fund may have more than 100% of its assets exposed to the markets. This can magnify gains and losses in the Fund. The Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts and that there may not be a liquid secondary market for a futures contract.

Commodity Instruments — Exposure to physical commodities may subject the Fund to greater volatility than investments in traditional securities. The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts. However, these investments may help to moderate fluctuations in the value of the Fund's other holdings, because these investments may not correlate with investments in traditional securities. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of the Fund's shares to fall. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments. Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities. Because physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

The Fund will not qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") in any taxable year in which more than 10% of its annual gross income consists of certain "non-qualifying" income, which includes gains resulting from selling physical commodities (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and

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certain other non-passive income. See the section entitled "Additional Tax Information." The Fund's investment in securities backed by, or in entities that invest in, physical commodities, other than shares of a wholly-owned subsidiary, generally would produce income that would be subject to this 10% limitation. To remain within this limitation, the Fund may hold such an investment or sell it at a loss, or sell other investments, when for investment reasons it would not otherwise do so. The availability of such measures does not guarantee that the Fund would be able to satisfy the requirements of the Internal Revenue Code to qualify as a RIC.

Common Stock — Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company's common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company's products or services. A stock's value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company's common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter ("OTC"). OTC stock may be less liquid than exchange-traded stock.

Convertible Securities — Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Corporate Actions — From time to time, the Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Fund, and the acquisition is determined to be beneficial to Fund shareholders ("Voluntary Action"). Notwithstanding any percentage investment limitation listed under this "Investment Restrictions" section or any percentage investment limitation of the Investment Company Act or rules thereunder, if the Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Cover and Asset Segregation — The Fund may make investments or employ trading practices that obligate the Fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. The Fund will comply with guidance from the U.S. Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of certain investments and trading practices. This guidance requires segregation (which may include earmarking) by the Fund of cash or liquid assets with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by offsetting portfolio positions.

For example, if the Fund enters into a currency forward contract to sell foreign currency on a future date, the Fund may cover its obligation to deliver the foreign currency by segregating cash or liquid assets having a value at least equal to the value of the deliverable currency. Alternatively, the Fund could cover its obligation by entering into an offsetting transaction to acquire, on or before the date such foreign currency must be delivered, an amount of foreign currency at least equal to the deliverable amount at a price at or below the sale price to be received by the Fund under the currency forward contract.

The Fund's approach to asset coverage may vary among different types of investments. For example, if the Fund's forward obligation on the transaction is only to make a cash payment equal to the amount, if any, by which the value of the Fund's position is less than that of its counterparty, the Fund will segregate cash or liquidate assets equal to that difference calculated on a daily marked-to-market basis (a "net amount"). Additionally, if the Fund is a protection seller in a credit default swap, the Fund, depending on how the credit default swap is settled, usually will segregate assets equal to the full notional value of the swap. If the Fund is protection buyer in a credit default swap, depending on how the credit default swap is settled, it usually will cover the total amount of required premium payments plus the prepayment penalty.

Inasmuch as the Fund covers its obligations under these transactions as described above, American Beacon Advisors, Inc. (the "Manager") and the Fund believe such obligations do not constitute senior securities. Earmarking or otherwise segregating a large percentage of the Fund's assets could impede the sub-advisor's ability to manage the Fund's portfolio.

Creditor Liability and Participation on Creditors Committees — When the Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. If the Fund is a creditor of an issuer it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund's ability to trade in or acquire additional

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positions in a particular security when it might otherwise desire to do so. Participation on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.

Currencies Risk — A Fund may have significant exposure to foreign currencies for investment or hedging purposes by making direct investments in non- U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non-U.S. currencies, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures and swaps for cross-currency investments.

Foreign currencies may decline in value relative to the U.S. dollar and affect a Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Cyber-Security Risk — The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its sub-advisors, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. While the Fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund's investment in such companies to lose value.

Depositary Receipts — American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), Non-Voting Depositary Receipts (NVDRs) — ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. GDRs are in bearer form and traded in both the U.S. and European securities markets. NVDRs represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund's possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security. Please see "Foreign Securities" below for a description of the risks associated with investments in foreign securities.

Derivatives — Generally a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, currency, or market index. Some derivatives are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. The value of certain derivative securities is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference assets).

The Fund may invest in various types of derivatives, including among others, options (including non-deliverable options), futures, forward currency and other forwards (including non-deliverable forwards), forwards for currency hedges, warrants, structured products (including credit-linked and structured notes), interest rate caps, floors, collars, reverse collars, and credit default swaps. The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") resulted in historic and comprehensive reform relating to derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled or cleared. Pursuant to the Dodd-Frank Act the SEC and the U.S. Commodity Futures Trading Commission ("CFTC") have promulgated a broad range of new regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based securities index), which are regulated by the SEC), and other swaps, which are regulated by the CFTC and the markets in which these instruments trade.

Until recently, advisers of registered investment companies, like the Fund, that trade commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), have been excluded from regulation as commodity pool operators ("CPOs") pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion. Under the amended Regulation 4.5 exclusion, in order to rely on the exclusion the Fund's commodity interests – other than those used for bona fide hedging purposes (as defined by the CFTC) – must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are "in-the-money" at the time of purchase) does not exceed 5% of the Fund's NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. The Fund's ability to use these instruments also may be limited by tax considerations.

The Manager has filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration.

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Derivatives may involve significant risk. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy and sell derivatives that are neither centrally cleared nor traded on an exchange. Such derivatives may be subject to heightened liquidity and valuation risk.

Transactions in derivatives may expose the Fund to an obligation to another party and, as a result, the Fund may need to "cover" the obligation or segregate liquid assets in compliance with SEC guidelines, as discussed above under "Cover and Asset Segregation."

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund's net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund's net assets decrease due to market declines or redemptions, the Fund's expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund's expense ratio could be significant.

Floaters and Inverse Floaters — The Fund may invest in floaters and inverse floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on a floater resets periodically. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, but the Fund will participate in any declines in interest rates as well. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities." In addition, the Fund may invest in inverse floating rate obligations, which are fixed income securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate ("LIBOR"). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations ("CMOs") exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Foreign Securities — The Fund may invest in securities of foreign issuers. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund's rights as an investor.

Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.

Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the sub-advisor endeavors to achieve the most favorable net results on portfolio transactions.

Foreign securities may trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Forward Contracts and Futures Contracts —  The Fund may enter into forward and futures contracts. Forward and futures contracts including interest rate and treasury futures contracts, obligate the purchaser to take delivery of, or cash settle, a specific amount of a commodity, security or obligation underlying the contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. A forward is a private agreement between two parties and is not traded on an exchange.

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No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" consisting of cash or U.S. Government Securities in an amount set by the exchange on which the contract is traded and varying based on the volatility of the underlying asset. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, the Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that trades that contract. The Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

Although many futures contracts by their terms call for the actual delivery or acquisition of the underlying asset, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery of the securities or currency.

The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts. The Fund has no current intent to accept physical delivery in connection with the settlement of futures contracts.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by a sub-advisor may still not result in a successful transaction.

Futures contracts also entail other risks. Although the use of such contracts may benefit the Fund, if investment judgment about the general direction of, for example, an index is incorrect, the Fund's overall performance would be worse than if it had not entered into any such contract. There are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund may have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor.

Forward Currency Contracts. The Fund may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Because forward currency contracts normally are settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.

Forward currency contracts may serve as long hedges — for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges — for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

The Fund may enter into forward currency contracts to sell a foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities denominated in such foreign currency. In addition, the Fund may use forward currency contracts when a sub-advisor wishes to "lock in" the U.S. dollar price of a security when the Fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

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The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

The Fund may seek to hedge against changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which the applicable sub-advisor believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

In addition, the Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency that a sub-advisor believed would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that involve two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the Fund's exposure to foreign currency exchange rate fluctuations.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

The precise matching of forward currency contract amounts and the value of securities, whose U.S. dollar value is being hedged by those contracts involved, generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

The Fund bears the risk of loss of the amount expected to be received under a forward currency contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund may have contractual remedies pursuant to the forward currency contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor.

Index Futures Contracts and Options on Index Futures Contracts —  The Fund may invest in index futures contracts for investment purposes, including for short-term cash management purposes. Like other futures contracts, index futures contracts are derivatives. For a further discussion of the risks of derivatives instruments, see "Derivatives."

Index Futures Contracts. U.S. futures contracts traded on exchanges that have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Index futures contracts are traded on a number of exchanges and are generally cash settled.

At the same time a futures contract on an index is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit") based on the contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required.

Options on Index Futures Contracts. The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index.

The Fund may write a call option on a futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund's holdings. The writing of a put option on an index futures contract constitutes a partial hedge against increasing prices of the securities underlying the index. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses or gains from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract with respect to an index is similar in some respects to the purchase of protective put options on the Index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on Securities Indices . The Fund may purchase and write (sell) put and call options on securities indices listed on stock exchanges. A securities index fluctuates with changes in the market values of the securities included in the index. Options on securities indices generally are similar to options

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on securities except that the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

The Fund may write (sell) covered call and put options to a limited extent on an index ("covered options") in an attempt to increase income. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing a put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price. The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written, which , is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires unexercised on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

The hours of trading for options on an index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Options on securities indices require settlement in cash. Therefore, a sub-advisor may be forced to liquidate portfolio securities to meet settlement obligations. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

Initial Public Offerings — The Fund can invest in initial public offerings ("IPOs"). By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may only be a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental state companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

Interfund Lending — Pursuant to an order issued by the SEC, the American Beacon Funds may participate in a credit facility whereby each American Beacon Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other American Beacon Funds for temporary purposes. The credit facility is administered by a credit facility team consisting of professionals from the Manager's asset management, compliance, and accounting areas who report on credit facility activities to the Board. The credit facility can provide a borrowing fund with savings at times when the cash position of the fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When the funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. Although the credit facility may reduce the Fund's need to borrow from banks, the Fund remains free to establish lines of credit or other borrowing arrangements with banks.

Investment Grade Securities — Investment grade securities that the Fund may purchase, either as part of its principal investment strategy or to implement its temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating that security (such as Standard & Poor's Ratings Services, Fitch, Inc. or Moody's Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. The Fund, at the discretion of the Manager or the applicable sub-advisor, may retain a security that has been downgraded below the initial investment criteria.

Large-Capitalization Companies Risk — The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Mid-Capitalization Companies Risk — Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger, capitalization companies. Since mid-capitalization companies may have limited operating history, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Mortgage-Backed and Mortgage-Related Securities — Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.

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Commercial Mortgage-Backed Securities ("CMBS"). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property.

Collateralized Mortgage Obligations ("CMOs"). CMOs and interests in real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. A REMIC itself is generally exempt from federal income tax, but the income from its mortgages is taxable to its investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways including "interest only," "principal only" (see Interest-Only and Principal-Only Mortgage-Backed Securities section) and "inverse interest only" tranches. An inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities. Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If a Fund invests in inverse floater tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated, it is possible that a Fund could lose all or substantially all of its investment.

Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). They are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government, as in the case of securities guaranteed by the Government National Mortgage Association ("GNMA"), or guaranteed by agencies or instrumentalities of the U.S. Government, as in the case of securities guaranteed by the FNMA or the FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

There are a number of important differences among the agencies, instrumentalities and government-sponsored enterprises of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Such agencies and securities include:

(1) GNMA Mortgage Pass-Through Certificates ("Ginnie Maes") — GNMA is a wholly owned U.S. Government corporation within the U.S. Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

(2) Mortgage-Related Securities Issued by Private Organizations — Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

(3) FHLMC Mortgage Participation Certificates ("Freddie Macs") — Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by

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the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Please see "Additional Information Regarding Freddie Mac and Fannie Mae" below for further information.

(4) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes") — Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States. Please see "Additional Information Regarding" Freddie Mac and Fannie Mae below for further information.

In September 2008, the Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage -backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities' capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the first quarter of 2014, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have paid $203 billion in senior preferred dividends to the Treasury over the same period. FNMA did not require any draws from Treasury from the fourth quarter of 2011 through the second quarter of 2014. Similarly, FHLMC did not require any draws from Treasury from the first quarter of 2012 through the second quarter of 2014. In April 2014, FHFA projected that FNMA and FHLMC would require no additional draws from Treasury through the end of 2015. However, FHFA also conducted a stress test mandated by the Dodd-Frank Act, which suggested that in a "severely adverse scenario" additional Treasury support of between $84.4 billion and $190 billion (depending on the treatment of deferred tax assets) might be required. No assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA reported in the second quarter of 2014 that there was "significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship." FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

Commercial Mortgage-Backed Securities ("CMBS"). CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals . CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities-Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in

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the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

Interest-Only and Principal-Only Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.

Interest only instruments generally increase in value in a rising interest rate environment, which typically results in a slower rate of prepayments on the underlying mortgages and extends the period during which interest payments are required to be made on the IO security. Interest only securities are subject to prepayment risk, which is the risk that prepayments will accelerate in a declining interest rate environment and will reduce the number of remaining interest payments even though there is no default on the underlying mortgages. Principal only instruments generally increase in value in a declining interest rate environment, which typically results in a faster rate of prepayments on the underlying mortgages. Since a PO security is usually purchased at a discount, faster prepayments result in a higher rate of return when the face value of the security is paid back sooner than expected. Principal only securities are subject to extension risk, which is the risk that a rising interest rate environment will result in a slower rate of prepayments and will delay the final payment date.

Options — The Fund may purchase and sell put options and call options on securities and foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the NASDAQ National Market System.

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver, or pay the value of, the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.

By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. By writing a put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security or currency below the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Fund may use non-deliverable options ("NDOs") which is a foreign exchange product designed to assist in reducing the foreign exchange risk, in particular situations when physical delivery of the underlying currencies is not required or not possible.

The Fund may write (sell) and purchase covered call and put options on foreign currencies for hedging or non-hedging purposes. The Fund may use options on foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, the Fund may write and purchase covered call and put options on foreign currencies for non-hedging purposes (e.g., when the Manager or sub-advisor anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund's investment portfolio). The Fund may write covered call and put options on any currency in order to realize greater income than would be realized on portfolio securities alone.

Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

Other Investment Company Securities and Exchange Traded Products — The Fund at times may invest in shares of other investment companies and exchange-traded products, including open-end funds, closed-end funds, business development companies, exchange-traded funds ("ETFs"),

10

exchange-traded notes ("ETNs"), and unit investment trusts. The Fund may invest in investment company securities advised by the Manager or a sub- advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund's own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities.

The Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Fund would invest in money market funds rather than purchasing individual short-term investments. If the Fund invests in money market funds shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Fund invests, including such fees charged by the Manager to any applicable money market funds advised by the Manager.

The Fund may purchase shares of ETFs. ETFs trade like a common stock and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, the Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, the Fund would be subject to its ratable share of the ETF's expenses, including its advisory and administration expenses.

An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount or premium to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally. The Fund may also invest in ETNs, which are structured debt securities. Whereas ETFs' liabilities are secured by their portfolio securities, ETNs' liabilities are unsecured general obligations of the issuer. ETFs and ETNs have expenses associated with their operation, typically including, with respect to ETFs, advisory fees.

Preferred Stock — A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Real Estate Related Investments — The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts ("REITs"), and common, preferred and convertible securities of issuers in real estate-related industries. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund's investments. Investing in securities issued by real estate and real estate-related companies may subject the Fund to risks associated with the direct ownership of real estate. Changes in interest rates, debt leverage ratios, debt maturity schedules, and the availability of credit to real estate companies may also affect the value of the Fund's investment in real estate securities. Real estate securities are dependent upon specialized management skills at the operating company level, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of properties. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. The real estate industry tends to be cyclical. Such cycles may adversely affect the value of the Fund's portfolio. The Fund will indirectly bear a proportionate share of a REIT's ongoing operating fees and expense. In addition, U.S.-qualified REITs are subject to the possibility of failing to a) qualify for tax-free pass-through of income and gains under the Internal Revenue Code and b) maintain exemption eligibility from the investment company registration requirements.

Rights and Warrants — Rights are short-term warrants issued in conjunction with new stock or bond issues. Warrants are options to purchase an issuer's securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price. There is no specific limit on the percentage of assets a Fund may invest in rights and warrants.

Short Sales  — In connection with the use of certain instruments based upon or consisting of one or more baskets of securities, the Manager or a sub- advisor may sell a security the Fund does not own, or in an amount greater than the Fund owns (i.e., make short sales). Generally, to complete a short sale transaction, the Fund or its broker will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security

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borrowed. If the price at the time of replacement is more than the price at which the security was sold by the Fund, the Fund will incur a loss. Conversely, the Fund will realize a gain if the price of the security decreases between selling short and replacement. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. Until the security is replaced, the Fund is required to pay fees or any interest that accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker and the Fund will pledge additional collateral to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (a) maintain in a segregated account with its custodian cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover its short position.

Small Capitalization Companies Risk — Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources. The securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Swap Agreements — A swap is a transaction in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the "notional" amount). Nearly any type of derivative, including forward contracts, can be structured as a swap. See "Derivatives" for a further discussion of derivatives risks.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members—generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor.

Swaps that are not centrally cleared, involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this risk, the Fund will only enter into swap agreements with counterparties considered by a sub-advisor to present minimum risk of default. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The centrally cleared and OTC swap agreements into which the Fund enters normally provide for the obligations of the Fund and its counterparty in the event of a default of other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. To the extent that a swap agreement is subject to netting, the Fund's cover and asset segregation responsibilities will normally be with respect to the net amount owed by the Fund. See "Cover and Asset Segregation" for additional discussion of these matters. However, the Fund may be required to segregate liquid assets equal to the full notional amount of certain swaps, such as written credit default swaps on physically settled forwards or written options. The amount that the Fund must segregate may be reduced by the value of any collateral that it has pledged to secure its own obligations under the swap.

The use of swap agreements requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Swaps may be considered illiquid investments; see "Illiquid and Restricted Securities" for a description of liquidity risk.

Interest Rate Swaps  — In an interest rate swap, the parties exchange payments based on fixed or floating interest rates multiplied by a hypothetical or "notional" amount. For example, one party might agree to pay the other a specified fixed rate on the notional amount in exchange for recovering a floating rate on that notional amount. Interest rate swap agreements entail both interest rate risk and counterparty risk. There is a risk that based on movements of interest rates, the payments made under a swap agreement will be greater than the payments received.

Caps, Floors and Collars — The Fund may also enter caps, floors and collars, which are types of interest rate swap agreements. The purchaser of an interest rate cap agrees to pay a premium to the seller in return for the seller paying interest on a specified principal amount to the purchaser based on the extent to which a specified interest rate exceeds a predetermined level. Conversely, the seller of an interest rate floor agrees to pay interest on a specified principal amount to the purchaser based on the extent to which a specified interest rate falls below a predetermined level. A collar combines a cap and selling a floor, establishing a predetermined range of interest rates within which each party agrees to make payments.

Total Return Swaps — In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset such as a security or basket of securities or on a referenced index during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or index. Total return swap agreements may be used to gain exposure to price changes in an overall market or an asset. Total return swaps could result in losses if the underlying asset or index does not perform as anticipated. Written total return swaps can have the potential for unlimited losses.

Credit Default Swaps — In a credit default swap, one party (the seller) agrees to make a payment to the other party (the buyer) in the event that a "credit event," such as a default or issuer insolvency occurs with respect to one or more underlying or "reference" bonds or other debt securities. The

12

Fund may be either a seller or a buyer of credit protection under a credit default swap. Credit default swaps may be on a single security, a basket of securities or on a securities index. The purchaser pays a fee during the life of the swap. If there is a credit event with respect to a referenced debt security, the seller under a credit default swap may be required to pay the buyer the par amount (or a specified percentage of the par amount) of that security in exchange for receiving the referenced security (or a specified alternative security) from the buyer. Alternatively, the credit default swap may be cash settled, meaning that the seller will pay the buyer the difference between the par value and the market value of the defaulted bonds. If the swap is on a basket of securities (such as the CDX indices), the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount. Taking a long position in (i.e., acting as the seller under) a credit default swap increases the exposure to the specific issuers. The risks of being the buyer of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund any delivery obligation, particularly in the event of adverse pricing when purchasing bonds to satisfy a delivery obligation. Credit default swap buyers are also subject to counterparty risk since the ability of the seller to make required payments is dependent on its creditworthiness.

Currency Swaps — A currency swap involves the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount, the value of which is fixed in exchange rate terms at the swap's inception. Currency swaps are subject to currency risk.

Volatility Swaps — A volatility swap is a forward contract under which the payments to be received are dependent on the future realized volatility of an underlying asset, such as a stock. A volatility swap involves exposure to volatility, not on whether the value of the underlying asset goes up or down. Volatility swaps can be used to speculate on future volatility or as a hedge against volatility. A volatility swap is subject to the risk that the future volatility of the underlying asset is higher or lower than a sub-advisor anticipated. Correlation Swaps — A correlation swap is used to speculate on or hedge risks associated with the observed average correlation of a collection of underlying products.

Forward Swaps — A forward swap is created through the use of two swaps with different durations to meet the investment time period desired by a sub-advisor.

Synthetic Convertible Securities — A sub-advisor to the Fund or third party may create a "synthetic" convertible security by combining fixed income securities with the right to acquire equity securities. More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to a true convertible security, the character of a synthetic convertible security allows the combination of components representing more than one issuer, when the investment advisor believes that such a combination would better promote the Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

The Fund faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the fixed-income component as well, a Fund also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

The Fund may also purchase synthetic convertible securities manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

Trust Preferred Securities — The Fund may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust's common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Fund, to sell their holdings.

U.S. Government Agency Securities — U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include

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U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations — U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Variable or Floating Rate Obligations — The interest rates payable on certain fixed income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

OTHER INVESTMENT STRATEGIES AND RISKS

In addition to the investment strategies and risks described in the Prospectus, the Fund may:

1

Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated amount of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

2

Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act, or exemptive relief granted by the SEC.

3

Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33 1 / 3 % of its total assets (including the market value of collateral received). For purposes of complying with the Fund's investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law.

4

Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by the Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager or the sub-advisors, as applicable, attempt to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

5

Purchase securities sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended ("Securities Act"), and resold to qualified institutional buyers under Rule 144A under the Securities Act. A Fund will not invest more than 15% of its net assets in Section 4(a)(2) securities and illiquid securities unless the Manager or the sub-advisor, as applicable, determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Trust's Board of Trustees ("Board") that any Section 4(a)(2) securities held by such Fund in excess of this level are at all times liquid.

INVESTMENT RESTRICTIONS

Fundamental Policies. The Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

Fundamental Investment Restrictions. The following discusses the investment policies of the Fund.

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The following restrictions have been adopted by the Fund and may be changed with respect to the Fund only by the majority vote of the Fund's outstanding interests. "Majority of the outstanding voting securities" under the Investment Company Act and as used herein means, with respect to the Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders' meeting or (b) more than 50% of the shares of the Fund.

The Fund may not:

1

Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may dispose of real estate acquired as a result of the ownership of securities or other instruments and invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2

Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3

Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

4

Lend any security or make any other loan except (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies and limitations, or (iv) by engaging in repurchase agreements.

5

Issue any senior security except as otherwise permitted (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6

Borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments and margin deposits, security interests, liens and collateral arrangements with respect to such instruments shall not constitute borrowing.

7

Invest more than 25% of its total assets in the securities of companies primarily engaged in any industry or group of industries provided that this limitation does not apply to: (i) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) tax-exempt securities issued by municipalities and their agencies and authorities.

The above percentage limits (except the limitation on borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. For purposes of the Fund's policy relating to commodities set forth in (2) above, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

For purposes of the Fund's policy relating to commodities set forth in (2) above, the restriction does not prevent the Fund from investing in a wholly owned subsidiary, thereby indirectly gaining exposure to the investment returns of commodities markets within the limitations of federal income tax requirements, or from investing in commodity-linked derivative instruments.

For purposes of the Fund's policy relating to issuing senior securities set forth in (5) above, "senior securities" are defined as Fund obligations that have a priority over the Fund's shares with respect to the payment of dividends or the distribution of Fund assets. The Investment Company Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. The policy in (5) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental investment restriction relating to concentration set forth in (7) above, a large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an "industry" subject to the 25% limitation. Thus, not more than 25% of the Fund's total assets will be invested in securities issued by any one foreign government or supranational organization. The Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, the Fund will invest in the securities of such a company only if it can do so under its policy of not being concentrated in any single industry.

Non-Fundamental Investment Restrictions. The following non-fundamental investment restrictions apply to the Fund and may be changed with respect to the Fund by a vote of a majority of the Board. The Fund may not:

1

Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2

Purchase securities on margin, except that (1) the Fund may obtain such short term credits as necessary for the clearance of transactions, and (2) the Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to

15

the extent designated as such in the Prospectus, the other investment policies described in this SAI are not fundamental and may be changed by approval of the Trustees.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS

In times of unstable or adverse market, economic, political or other conditions, where the Manager or a sub-advisor believes it is appropriate and in the Fund's best interest, the Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these types of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.

These temporary investments can include (i) obligations issued or guaranteed by the U.S. Government, its agents or instrumentalities; (ii) commercial paper rated in the highest short term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers' acceptances of banks rated in the highest short term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as "cash equivalents"); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures; or (viii) shares of money market funds, including funds advised by the Manager or a sub-advisor.

PORTFOLIO TURNOVER

Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase the Fund's transaction costs and generate additional capital gains or losses.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund publicly discloses portfolio holdings information as follows:

1

a complete list of holdings for the Fund on an annual and semi-annual basis in the reports to shareholders within sixty days of the end of each fiscal semi-annual period and in publicly available filings of Form N-CSR with the Securities and Exchange Commission within ten days thereafter;

2

a complete list of holdings for the Fund as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the Securities and Exchange Commission within sixty days of the end of the fiscal quarter;

3

a complete list of holdings for the Fund as of the end of each quarter on the Funds' website (www.americanbeaconfunds.com) approximately sixty days after the end of the quarter; and

4

ten largest holdings for each Fund as of the end of each calendar quarter on the Funds' website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter.

Public disclosure of the Fund's holdings on the website and in sales materials may be delayed when an investment manager informs the Fund that such disclosure could be harmful to the Fund. In addition, individual holdings may be omitted from website and sales material disclosure, when such omission is deemed to be in the Fund's best interest.

Disclosure of Nonpublic Holdings.

Occasionally, certain interested parties — including individual investors, institutional investors, intermediaries that distribute shares of the Fund, third-party service providers, rating and ranking organizations, and others — may request portfolio holdings information that has not yet been publicly disclosed by the Fund. The Fund's policy is to control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted a Policy and Procedures for Disclosure of Portfolio Holdings Information (the "Holdings Policy"). The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only when it is determined that (i) there is a legitimate business purpose for the information, (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Holdings Policy is summarized below.

A variety of third party service providers require access to Fund holdings to provide services to the Fund or to assist the Manager and the sub-advisors in managing the Fund ("service providers"). The service providers have a duty to keep the Fund's nonpublic information confidential either through written contractual arrangements with the Fund (or another Fund service provider) or by the nature of their role with respect to the Fund (or the service provider). The Fund has determined that disclosure of nonpublic holdings information to service providers fulfills a legitimate business purpose and is in the best interest of shareholders. In addition, the Fund has determined that disclosure of nonpublic holdings information to members of the Trust's Board of Trustees fulfills a legitimate business purpose, is in in the best interest of Fund shareholders, and each Trustee is subject to a duty of confidentiality.

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The Fund has ongoing arrangements to provide nonpublic holdings information to the following service providers:

Service Provider	Service	Holdings Access
Manager	Investment management and administrator	Complete list on intraday basis with no lag
Sub-Advisor	Investment management	Holdings under sub-advisor's management on intraday basis with no lag
Abel Noser Corp.	Trade execution analysis for sub-advisor	Partial list on daily basis with no lag
State Street Bank and Trust Co. ("State Street") and its designated foreign sub-custodians	Funds' custodian and foreign custody manager, and foreign sub-custodians	Complete list on intraday basis with no lag
Interactive Data Corporation	Pricing Vendor	Complete list on daily basis with no lag
Ernst & Young LLP	Fund's independent public accounting firm	Complete list on annual basis with no lag
FactSet Research Systems, Inc.	Performance and portfolio analytics reporting for the Manager	Complete list on daily basis with no lag
Bloomberg, L.P.	Performance and portfolio analytics reporting	Complete list on daily basis with no lag
Broadridge/ProxyEdge	Proxy voting services for sub-advisor	Partial list on a periodic basis with lag

Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Manager or another service provider on an ad hoc basis. These third parties include: broker-dealers, prospective sub-advisors, borrowers of the Fund's portfolio securities, pricing services, legal counsel, and issuers (or their agents). Broker-dealers utilized by the Fund in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag. The Manager provides current holdings to investment managers being considered for appointment as a sub-advisor to the Fund. If the Fund participates in securities lending activities, potential borrowers of the Fund's securities receive information pertaining to the Fund's securities available for loan. Such information is provided on a current basis with no lag. The Fund utilizes various pricing services to supply market quotations and evaluated prices to State Street. State Street and the Manager may disclose current nonpublic holdings to those pricing services. An investment manager may provide holdings information to legal counsel when seeking advice regarding those holdings. From time to time, an issuer (or its agent) may contact the Fund requesting confirmation of ownership of the issuer's securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Fund does not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Fund would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.

The Fund has ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Fund or that redistribute the Fund's holdings to financial intermediaries to facilitate their analysis of the Fund. The Fund has determined that disclosure of holdings information to such organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Fund in comparison to other mutual funds. As of the date of this SAI, all such organizations receive holdings information after it has been made public on the Fund's website.

No compensation or other consideration may be paid to the Fund, the Fund's service providers, or any other party in connection with the disclosure of portfolio holdings information.

Under the Holdings Policy, disclosure of nonpublic portfolio holdings information to parties other than those discussed above must meet all of the following conditions:

1

Recipients of portfolio holdings information must agree in writing to keep the information confidential until it has been posted to the Fund's website and not to trade based on the information;

2

Holdings may only be disclosed as of a month-end date;

3

No compensation may be paid to the Fund's the Manager or any other party in connection with the disclosure of information about portfolio securities; and

4

A member of the Manager's Compliance staff must approve requests for nonpublic holdings information.

In determining whether to approve a request for portfolio holdings disclosure by the Manager, Compliance staff generally considers the type of requestor and its relationship to the Fund, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style and strategy of the Fund for which holdings have been requested (e.g., passive versus active management), whether the Fund is managed by one or multiple investment managers, and any other factors it deems relevant. Any potential conflicts between shareholders and affiliated persons of the Fund that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders. However, if a conflict exists between the interests of shareholders and the Manager, the Manager may present the details of the request to the Board for a determination to either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining any instances of disclosures of nonpublic holdings during the period that did not comply with the Holdings Policy. The Compliance staff generally determines whether a historical pattern of requests by the same individual or entity constitutes an "ongoing arrangement" and should be disclosed in the Fund's SAI.

The Manager and sub-advisors to the Fund may manage substantially similar portfolio for clients other than the Fund. Those other clients may receive and publicly disclose their portfolio holdings information prior to public disclosure by the Fund. The Holdings Policy is not intended to limit the Manager or the sub-advisor from making such disclosures to their clients.

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LENDING OF PORTFOLIO SECURITIES

The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund does not have the right to vote on securities while they are on loan. However, it is the Fund's policy to attempt to terminate loans in time to vote those proxies that the Fund determines are material to its interests. Loans of portfolio securities may not exceed 33 1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash in the form of U.S. dollars, foreign currency, or securities issued or fully guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to present acceptable credit risk on a fully collateralized basis. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund seeks to minimize this risk by limiting the investment of cash collateral to registered money market funds, including money market funds advised by the Manager that invest in U.S. Government and agency securities.

For all funds that engage in securities lending, the Manager receives compensation for administrative and oversight functions with respect to securities lending, including oversight of the securities lending agent, Brown Brothers Harriman & Co. The amount of such compensation depends on the income generated by the loan of the securities. The Fund continues to receive dividends or interest or the equivalent, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Currently, the Fund has no intention to engage in securities lending activities.

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund's investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Fund. The Board oversees the Trust's officers and service providers, including American Beacon Advisors, Inc. ("American Beacon"), which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon's investment personnel and the Trust's Chief Compliance Officer ("CCO"). The Board also is assisted by the Trust's independent registered public accounting firm (which reports directly to the Trust's Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. American Beacon, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act ("Independent Trustees"). The following provides an overview of the principal, but not all, aspects of the Board's oversight of risk management for the Trust and the Fund.

In general, the Fund's risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, American Beacon, the Fund's investment adviser, and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Fund oversees and regularly monitors the investments, operations and compliance of the Fund's investment advisers.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, and senior officers of American Beacon, and the Fund's CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Fund. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Fund's CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Fund's CCO regarding the effectiveness of the Fund's compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board's consideration of the renewal of each of the Trust's agreements with American Beacon and the Trust's distribution plans under Rule 12b-1 under the Investment Company Act.

Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust's internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust's independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Fund's CCO to discuss matters relating to the Fund's compliance program.

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Board Structure and Related Matters

Independent Trustees constitute at least two-thirds of the Board. Richard A. Massman, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair's responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Interested Trustees; and serving as a liaison with other Trustees, the Trust's officers and other management personnel, and counsel to the Fund. The Independent Chair shall perform such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the annual process by which the Board considers and approves the Fund's investment advisory agreement with American Beacon, while specific matters related to oversight of the Fund's independent auditors have been delegated by the Board to its Audit and Compliance Committee, subject to approval of the Audit and Compliance Committee's recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of Funds overseen by the Board, the arrangements for the conduct of the Fund's operations, the number of Trustees, and the Board's responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.

The Trust is part of the American Beacon Funds Complex, which is comprised of the 32 series within the Trust and 2 series within the American Beacon Select Funds. The same persons who constitute the Board also constitute the board of trustees of American Beacon Select Funds and each Trustee oversees the Trusts' combined 34 series.

The Board holds five (5) regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Emeritus and Retirement Policy described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement*. Each Trustee has and continues to serve the same term as a Trustee of the American Beacon Select Funds as he or she has with the Trust.

Name (Age) *	Position and Length of Time Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEES
Alan D. Feld **, (78)	Trustee since 1996

Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960- Present); Trustee, American Beacon Mileage Funds (1996-2012).

NON-INTERESTED TRUSTEES
Gilbert G. Alvarado (44)	Trustee since 2015

Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present)Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women's Empowerment (2009-2014).

Joseph B. Armes (52)	Trustee since 2015

Chairman, President & CEO, Capital Southwest Corporation (investment company; NASDAQ:CSWC) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer, NYSE: RSPP) (2013-Present).

Gerard J. Arpey (56)	Trustee since 2012

Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer AMR Corp. and American Airlines, Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present).

W. Humphrey Bogart (71)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012).
Brenda A. Cline (54)	Trustee since 2004

Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012).

Eugene J. Duffy (60)	Trustee since 2008

Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012).

19

Thomas M. Dunning (72)	Trustee since 2008

Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012).

Richard A. Massman (71)	Trustee since 2004 Chairman since 2008

Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012).

Barbara J. McKenna (52)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005- Present).
R. Gerald Turner (69)	Trustee since 2001

President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012).

*	The Board has adopted a retirement policy that requires Trustees, other than Mr. Feld, to retire no later than the last day of the calendar year in which they reach the age of 75.
**

Mr. Feld is deemed to be an "interested person" of the Trust, as defined by the Investment Company Act. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more sub-advisors to certain American Beacon Funds.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Gilbert G. Alvarado has extensive organizational management and financial experience as vice president and chief financial officer in public charities, and a health conversion private foundation, chief financial and information officer of a the largest health foundation on the Texas/Mexico border and an accountant with a regional health system.

Joseph B. Armes has extensive financial, investment and organizational management experience as chairman of the board of directors, president and chief executive officer of an investment company listed on NASDAQ, president and chief executive officer of a private family investment vehicle, chief operating officer of a private holding company for a family office, president, chief executive officer, chief financial officer and director of a special purpose acquisition company listed on the American Stock Exchange, a director and audit committee chair of an oil and gas exploration and production company listed on the New York Stock Exchange and as an officer of public companies and as a director and officer of private companies.

Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, and service to several charitable organizations.

W. Humphrey Bogart: Mr. Bogart has extensive experience in the investment management business including as president and chief executive officer of an investment adviser and as a consultant, significant organizational management experience through start-up efforts with a national bank, service as a board member of a university medical center foundation, and multiple years of service as a Trustee.

Brenda A. Cline: Ms. Cline has extensive organizational management, financial and investment experience as executive vice president, chief financial officer, secretary and treasurer to a private foundation, service as a trustee to a private university, a children's hospital and a school, including acting as a member of their investment and\or audit committees, extensive experience as an audit senior manager with a large public accounting firm, and multiple years of service as a Trustee.

Eugene J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to an financial services industry association, and multiple years of service as a Trustee.

Thomas M. Dunning: Mr. Dunning has extensive organizational management experience founding and serving as chairman and chief executive officer of a private company, service as a director of a private company, service as chairman of a large state municipal bond issuer and chairman of a large airport authority, also an issuer of bonds, service as a board member of a state department of transportation, service as a director of various foundations, service as chair of civic organizations, and multiple years of service as a Trustee.

Alan D. Feld: Mr. Feld has extensive experience as a business attorney, organizational management experience as chairman of a law firm, experience as a director of several publicly held companies; service as a trustee of a private university and a board member of a hospital, and multiple years of service as a Trustee.

Richard A. Massman: Mr. Massman has extensive experience as a business attorney, organizational management experience as a founding member of a law firm, experience as a senior vice president and general counsel of a large private company, service as the chairman and director of several foundations, including services on their Investment Committees and Finance Committees, chairman of a governmental board, chairman of various professional organizations and multiple years of service as a Trustee and as Independent Chair.

Barbara J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, and member of numerous financial services industry associations.

R. Gerald Turner: Mr. Turner has extensive organizational management experience as president of a private university, service as a director and member of the audit and governance committees of various publicly held companies, service as a member to several charitable boards, service as a co-chair to an intercollegiate athletic commission, and multiple years of service as a Trustee.

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Committees of the Board

The Trust has an Audit and Compliance Committee ("Audit Committee").  The Audit Committee consists of Ms. Cline (Chair), and Messrs. Duffy, Alvarado, and Dunning. Mr. Massman, as Chairman of the Trust, serves on the Audit Committee in an ex-officio non-voting capacity. None of the members of the committee are "interested persons" of the Trust, as defined by the Investment Company Act. As set forth in its charter, the primary duties of the Trust's Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Funds and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust's financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust's independent auditors; (d) to oversee the Trust's compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management's implementation and enforcement of the Trust's compliance policies and procedures ("Compliance Program"); and (e) to coordinate the Board's oversight of the Trust's CCO in connection with his or her implementation of the Trust's Compliance Program. The Audit Committee met four (4) times during the fiscal year ended December 31, 2014.

The Trust has a Nominating and Governance Committee ("Nominating Committee") that is comprised of Messrs. Feld (Chair), Turner, and Massman. As set forth in its charter, the Nominating Committee's primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chairman of the Board; (c) to evaluate qualifications of potential "interested" members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Fund. The Nominating and Governance Committee met four (4) times during the fiscal year ended December 31, 2014.

The Trust has an Investment Committee that is comprised of Mr. Bogart (Chair), Ms. McKenna, Messrs. Armes and Arpey. Mr. Massman, as Chairman of the Trust, serves on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the Investment Committee's primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Fund; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objective or principal investment strategies of the Fund; and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met four (4) times during the fiscal year ended December 31, 2014.

Trustee Ownership in the Funds

The following table shows the amount of equity securities owned in the American Beacon Funds family by the Trustees as of the calendar year ended December 31, 2014.

INTERESTED TRUSTEES
Feld
Aggregate Dollar Range of Equity Securities in all Trusts (34 Funds)	Over $100,000

NON-INTERESTED TRUSTEES *
	Arpey	Bogart	Cline	Duffy	Dunning	Massman	McKenna	Turner
Aggregate Dollar Range of Equity Securities in all Trusts (34 Funds)	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000	None	Over $100,000
*	Information is not shown for Messers. Alvarado and Armes because they were not Trustees as of December 31, 2014.

Trustee Compensation

As compensation for their service to the Trust and the American Beacon Select Funds (collectively, the "Trusts"), each Trustee is compensated from the Funds and fund complex as follows: (1) an annual retainer of $110,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $2,500 for attendance by Board members for each regularly scheduled Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating Committee, and (d) $2,500 for attendance by any Trustee at an annual investment research symposium sponsored by the Manager where the Investment Committee meets with designated investment sub-advisors, and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may receive compensation for attendance at special Board and/or Committee meetings from time to time.

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For his service as Board Chairman, Mr. Massman receives an additional annual retainer of $25,000. Although, he attends several committee meetings at each quarterly Board meeting, he receives only a single $2,500 fee each quarter for his attendance at those meetings.  The Chairman of the Audit Committee and the Chairman of the Investment Committee each also receive an additional annual retainer of $10,000.

The following table shows estimated compensation (excluding reimbursements) that will be paid by the Trust to each Trustee for the fiscal year ending December 31, 2015 *,.
Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust's Expenses	Total Compensation From the Trusts (30 funds)
INTERESTED TRUSTEES
Alan D. Feld	$60,628	[1]	$63,000
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado	$62,553		$65,000
Joseph B. Armes	$62,553		$65,000
Gerard J. Arpey	$57,741		$60,000
W. Humphrey Bogart	$67,364	[1]	$70,000
Brenda A. Cline	$67,364	[1]	$70,000
Eugene J. Duffy	$62,553		$65,000
Thomas M. Dunning	$62,553		$65,000
Richard A. Massman	$74,582	[1]	$77,500
Barbara J. McKenna	$62,553		$65,000
R. Gerald Turner	$60,628	[1]	$63,000
*	Estimated compensation for the period June 30, 2015 – December 31, 2015.
[1]	Upon retirement from the Board, each of these Trustees is eligible for flight benefits afforded to Trustees who served on the Boards as of June 4, 2008 as described below.

The Boards adopted a Trustee Retirement Policy and Trustee Emeritus and Retirement Plan ("Plan"). The Plan provides that a Trustee who has served on the Boards prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status ("Eligible Trustees"). The Eligible Trustees are Messrs. Bogart, Feld, Massman and Turner and Ms. Cline.  The mandatory retirement age does not apply to Mr. Feld. Additionally, Eligible Trustees who have served on the Board of one or more Trusts for at least five years may elect to retire from the Board at an earlier age and immediately assume Trustee Emeritus status.  The Board has determined that, other than the Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees.

Upon assuming Trustee Emeritus status, each eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager's former parent company) for a maximum period of 10 years, depending upon length of service prior to September 12, 2008. Eligible Trustees may opt to receive instead an annual retainer of $20,000 from the Trusts in lieu of flight benefits.  No retirement benefits are accrued for Board service after September 12, 2008.

A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Fund(s). Currently, two individuals who retired from the Board prior to September 12, 2008, have assumed Trustee Emeritus status. One receives an annual retainer of $20,000 from the Trusts. The other individual and his spouse receive annual flight benefits of up to $40,000 combined, on a tax-grossed up basis, on American Airlines.

Principal Officers of the Trust

The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer has and continues to hold the same position with the American Beacon Select Funds as listed below for the Trust.

Name (Age)	Position and Length of Time Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gene L. Needles, Jr. (60)	President since 2009 Executive Vice President 2009

President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); Director, Astro AB Borrower, Inc. (2015-Present); Director, Astro AB Acquisition, Inc.(2015-Present); Director, Astro AB Astro Topco, Inc. (2015-Present), President & CEO, Astro AB Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager and President, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

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Jeffrey K. Ringdahl (40)	Vice President since 2010

Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, American Private Equity Management, L.L.C. (2012-Present); Director, Astro AB Borrower, Inc. (2015-Present); Director, Astro AB Acquisition, Inc. (2015-Present); Director, Astro AB Astro Topco, Inc. (2015-Present), Chief Operating Officer, Astro AB Holdings, LLC.(2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Rosemary K. Behan (56)	Vice President, Secretary and Chief Legal Officer since 2006

Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Astro AB Borrower, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C.(2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (54)	Vice President since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).
Erica B. Duncan (44)	Vice President since 2011	Vice President, Marketing & Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011).
Michael W. Fields (61)	Vice President since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments (1988-2011), American Beacon Advisors, Inc.; Director, American Beacon Global Funds SPC (2002-2011).
Melinda G. Heika (54)	Treasurer since 2010

Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Astro AB Borrower, Inc. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Terri L. McKinney (51)	Vice President since 2010	Vice President, Enterprise Services, American Beacon Advisors, Inc. (2009-Present).
Samuel J. Silver (52)	Vice President since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.
Sonia L. Bates (58)	Asst. Treasurer since 2011

Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Astro AB Borrower, Inc. (2015-Present); Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

Christina E. Sears (43)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

CODE OF ETHICS

The Manager, the Trust and the sub-advisors each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager's and Trust's Code of Ethics require employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC.

PROXY VOTING POLICIES

From time to time, the Fund may own a security whose issuer solicits a proxy vote on certain matters. The Board seeks to ensure that proxies are voted in the best interests of the Fund's shareholders and has delegated proxy voting authority to the Manager. The Manager in turn has delegated proxy voting authority to the sub-advisor with respect to the Fund's assets under the sub-advisor's management. The Trust has adopted a Proxy Voting Policy and Procedures (the "Policy") that governs proxy voting by the Manager and sub-advisors, including procedures to address potential conflicts of interest between the Fund's shareholders and the Manager, the sub-advisors or their affiliates. The Trust's Board of Trustees has approved the Manager's proxy voting policies and procedures with respect to Fund assets under the Manager's management. Please see Appendix A for a copy of the Policy. The sub-advisors' proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B. The Fund's proxy voting record for the most recent year ended June 30 is available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC's website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC's website.

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CONTROL PERSONS AND 5% SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of any Class of a Fund's outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Funds or large redemptions by a control person could cause the Funds' other shareholders to pay a higher pro rata portion of the Funds' expenses.

As of the date of this SAI, the Manager is the sole shareholder of the Fund.

INVESTMENT SUB-ADVISORY AGREEMENT

The Fund's sub-advisor is listed below with information regarding its controlling persons or entities. According to the Investment Company Act, a person or entity with control with respect to an investment advisor has "the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company." Persons and entities affiliated with the sub-advisor are considered affiliates for the portion of Fund assets managed by the sub-advisor.

Sub-Advisor	Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Ionic Capital Management® LLC ("Ionic")	Ionic Holdco GP LLC	General Partner of Ionic Capital Management Holdings LP	Financial Services
	Ionic Capital Management Holdings LP	Sole Member of Ionic Capital Management LLC	Financial Services

The sub-advisor is located at 475 Fifth Avenue., 9th Floor, New York, NY 10017.

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Ionic pursuant to which the Fund has agreed to pay Ionic an annualized sub-advisory fee that is calculated and accrued daily equal to 1.00% of the Fund's average daily net assets.

The Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund on no less than thirty (30) days' nor more than sixty (60) days' written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days' written notice to the Trust. The Investment Advisory Agreement(s) will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders. Because the Fund has not commenced operations prior to the date of this SAI, no subadvisory fees have been paid to Ionic.

MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES

The Manager

The Manager located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039 is a Delaware corporation and wholly owned subsidiary of Astro AB Borrower, Inc., which is, in turn a wholly-owned subsidiary of Astro AB Acquisition, Inc., which is a wholly-owned subsidiary of Astro AB Topco, Inc.  Astro AB Topco, Inc. is a wholly-owned subsidiary of Astro AB Holdings, LLC ("Astro AB"). On April 30, 2015, the Manager's parent company was acquired by Astro AB, Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P. ("Purchasers"), investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, which are private equity firms. The address of Kelso and its investment funds is 320 Park Avenue, 24th Floor, New York, NY 10022. The address of Estancia and its investment fund is 20865 N 90th Place, Suite 200, Scottsdale, AZ 85255. The address of Astro AB is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Listed below are individuals and entities that may be deemed control persons of the Manager.

Controlling Person/Entity	Basis of Control/Status	Nature of Controlling Person/Entity Business/Business History
Astro AB Holdings, LLC.	Parent Company	Founded in 2015
Kelso Investment Associates VIII	Ownership in Parent Company	Investment Fund

The Manager is paid a management fee as compensation for providing the Trust with advisory and asset allocation services. The expenses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. The Management Agreement provides for the Manager to receive an annualized management fee equal to 0.05% of the average daily net assets of the Fund. Because the Fund has not commenced operations prior to the date of this SAI, no fees have been paid to the Manager.

Operating expenses directly attributable to a specific class are charged against the assets of that class. Pursuant to management and administration agreements, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust's operations. This includes:

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■

complying with reporting requirements;

■

corresponding with shareholders;

■

maintaining internal bookkeeping, accounting and auditing services and records; and

■

supervising the provision of services to the Trust by third parties.

In addition to its oversight of the sub-advisors, the Manager may invest the portion of the Fund's assets that the sub-advisor(s) determine to be allocated to short-term investments.

The Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the Fund's tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing Prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund's existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to service providers providing reports regarding adherence by sub-advisors to the investment style of the Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisors; and any extraordinary expenses of a nonrecurring nature.

In addition to the management fee, the Manager is paid an administration service fee for providing administrative services to the Fund. The administration agreement provides for the Manager to receive an annualized administration fee that is calculated and accrued daily, equal to the sum of 0.30% of the net assets of each share class.  Because the Fund has not commenced operations prior to the date of this SAI, the Fund has not paid any administration fees to the Manager for the last three fiscal years.

The Manager (or another entity approved by the Board) under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act, is paid up to 0.25% per annum of the average daily net assets of the A Class shares and up to 1.00% per annum of the average daily net assets of the C Class shares of the Fund for distribution and shareholder servicing related services, including expenses relating to selling efforts of various broker-dealers, shareholder servicing fees and the preparation and distribution of A Class and C Class advertising material and sales literature. The Manager will receive Rule 12b-1 fees from the A Class and C Class regardless of the amount of the Manager's actual expenses related to distribution and shareholder servicing efforts on behalf of each Class. Thus, the Manager may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the A Class and C Class. The Manager anticipates that the Rule 12b-1 plan will benefit shareholders by providing broader access to the Fund through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer shares of the Fund. Because the Fund has not commenced operations prior to the date of this SAI, there were no prior distribution fees pursuant to Rule 12b-1 under the Investment Company Act.

The A Class, C Class, Y Class and Investor Class have each adopted a Service Plan (collectively, the "Plans"). The Plans authorize the payment to the Manager (or another entity approved by the Board) of up to 0.375% per annum of the average daily net assets of the Investor Class shares, up to 0.25% per annum of the average daily net assets of the A Class shares, up to 0.25% per annum of the average daily net assets of the C Class shares and up to 0.10% per annum of the average daily net assets of the Y Class shares. The Manager or other approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of A Class, C Class, Y Class and Investor Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of the Fund's "Other Expenses" in the Table of Fees and Expenses in the Prospectus, will be payable monthly in arrears. The fees for each Class will be paid monthly pursuant to the applicable Service Plan. The primary expenses expected to be incurred under the Plans are shareholder servicing, record keeping fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers. Because the Fund has not commenced operations prior to the date of this SAI, there were no prior service fees.

The Manager also may receive up to 25% of the net monthly income generated from the securities lending activities of the Fund as compensation for administrative and oversight functions with respect to securities lending of the Fund. As of the date of this SAI, the Fund does not intend to engage in securities lending activities. Currently, the Manager receives 10% of such income for applicable series of the Trust. The Fund has not commenced operations prior to the date of this SAI. Accordingly, the Manager has not received any fees from the securities lending activities of the Fund. The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for the Fund in order to maintain competitive expense ratios for the Fund. In July of 2003, the Board approved a policy whereby the Manager may seek repayment for such fee waivers and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Fund's Total Annual Fund Operating Expenses to exceed the previously agreed upon contractual expense limit.

The Distributor

Foreside Fund Services, LLC ("Foreside" or "Distributor"), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor and principal underwriter of the Fund's shares. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund's shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or the Fund. Pursuant to a Sub-Administration Agreement between Foreside and the Manager, Foreside receives a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of the Distributor to facilitate distribution of Fund shares. Foreside also receives a fee from the Manager under a Marketing Agreement pursuant to which Foreside provides services in connection with the marketing of the Fund to

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institutional investors. Pursuant to the Distribution Agreement, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares. For A and C Class shares, the Distributor receives commission revenue consisting of the portion of A and C Class sales charge remaining after the allowances by the Distributor to the broker dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers, for use solely to pay distribution related expenses.

OTHER SERVICE PROVIDERS

State Street, located at 1 Iron Street, Boston, Massachusetts 02110, serves as custodian for the Fund. In addition to its other duties as custodian, pursuant to an Administrative Services Agreement and instructions given by the Manager, State Street may receive compensation from the Fund for investing certain excess cash balances in designated futures, forwards or registered money market funds. State Street also serves as the Fund's Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians.

Boston Financial Data Services (an affiliate of State Street), located at 330 W. 9th Street, Kansas City, Missouri 64105, is the transfer agent and dividend paying agent for the Trust and provides these services to Fund shareholders.

The Fund's independent registered public accounting firm is Ernst & Young LLP, which is located at 2323 Victory Avenue, Suite 2000, Dallas, Texas 75219. K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Fund.

PORTFOLIO MANAGERS

The portfolio managers to each Fund (the "Portfolio Managers") have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts has been provided by each Portfolio Manager's firm and is set forth below. The number of accounts and assets is shown as of December 31, 2014.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ionic
Bart Baum	2 ($14 mil)	6 ($1.6 bil)	None	None	6 ($1.6 bil)	N/A
Doug Fincher	1 ($11 mil)	None	None	None	None	N/A
Adam Radosti	2 ($14 mil)	6 ($1.6 bil)	None	None	6 ($1.6 bil)	N/A
Daniel Stone	2 ($14 mil)	6 ($1.6 bil)	None	None	6 ($1.6 bil)	N/A

Conflicts of Interest

As noted in the table above, the Portfolio Managers manage accounts other than the Funds. This side-by-side management may present potential conflicts between a Portfolio Manager's management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the Manager and each sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of the Fund and other accounts. The information regarding potential conflicts of interest of each sub-advisor was provided by each firm.

Ionic and its affiliates, owners, officers, directors, managers and employees ("Ionic Parties") are required to devote only such business time and attention to the conduct of the business and affairs of the Fund as Ionic may deem necessary or advisable. Ionic Parties are free to devote such time and attention as they may determine to other accounts or to other activities unrelated to the affairs of the Fund. Neither a the Fund, nor its shareholders, has any rights in or to such other activities or the income or profits derived therefrom.

There are no restrictions on the ability of Ionic to in the future manage accounts of other clients, whether the accounts follow the same or different investment objectives, philosophy and strategies as those used by the Fund. Ionic may in the future render investment advisory and other services to other persons or entities which advice may be identical, dissimilar or contrary to the advice that Ionic provides to the Fund.

Ionic may determine that an investment opportunity is appropriate for a particular account, but not for the Fund. Situations may arise in which certain accounts have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The ability of the Fund and one or more other accounts advised by Ionic to invest in the same investment or to invest in the same amounts or on the same terms may be adversely affected by any limitation on the availability of the investment. In addition, Ionic may be required to choose among accounts, including the Fund, in allocating investments, and considers a variety of factors when choosing to allocate investments among accounts it advises. Notwithstanding the foregoing, Ionic allocates investment opportunities among all accounts in a manner which it believes is fair and equitable to all such accounts over time, taking into account necessary considerations.

In the event that a determination is made that more than one account advised by Ionic should participate in a trade or trades made on the same day, the securities traded will be allocated among the accounts in a manner which Ionic believes to be fair and equitable to the accounts receiving a portion of such trade(s), taking into account the circumstances of each such account, such as, for example, their investment strategies, current investment positions, relative capitalizations and available cash, investment time horizons, leverage ratios, etc. As a result, allocations of trades in which multiple accounts participate may not be made on a pro rata basis due to the consideration of such factors.

The fact that Ionic is eligible to receive performance-based compensation with respect to certain accounts may create an incentive for Ionic to allocate more profitable investment opportunities and trades made on more advantageous terms to such accounts rather than to the Fund. Such conflicts,

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however, generally are mitigated by Ionic's allocation policy, which requires Ionic to allocate securities in a way that is fair and equitable to all accounts over time. In addition, Ionic has adopted a code of ethics which highlights the fiduciary duty that Ionic owes to its clients, including the affirmative duty to act in the best interests of its clients.

Compensation

The following is a description provided by the investment sub-advisor regarding the structure of and criteria for determining the compensation of the Portfolio Managers as of January 31, 2015.

In order to attract and retain highly qualified professionals, Ionic's investment professionals are compensated using a variety of methods, including but not limited to, base salaries, discretionary bonuses, profit participation interests and combinations thereof.

Ownership of the Fund

The Portfolio Managers' beneficial ownership of the Fund is defined as the Portfolio Managers having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Managers' immediate family or by a trust of which the Portfolio Managers are a trustee could be considered ownership by the Portfolio Managers. As of the date of this SAI, the Fund has not commenced operations. Accordingly, the Portfolio Managers do not beneficially own any shares of the Fund.

PORTFOLIO SECURITIES TRANSACTIONS

In selecting brokers or dealers to execute particular transactions, the Manager and the sub-advisor are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provision of statistical quotations (including the quotations necessary to determine the Fund's net asset value), and other information provided to the Fund, to the Manager and/or to the sub-advisor (or their affiliates), provided, however, that the Manager or the sub-advisor must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trusts do not allow the Manager or sub-advisor to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and the sub-advisor are also authorized to cause the Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the sub-advisor, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the sub-advisor exercises investment discretion. The fees of the sub-advisor are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the sub-advisor (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the sub-advisor, as applicable, to benefit their other accounts under management.

The Manager and the sub-advisor will place its own orders to execute securities transactions that are designed to implement the Fund's investment objective and policies. In placing such orders, the sub-advisor will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, the sub-advisor of the Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the Investment Company Act) for doing so. The Fund's turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund's cash flows. High portfolio activity increases the Fund's transaction costs, including brokerage commissions, and may result in a greater number of taxable transactions.

The Investment Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of the sub-advisor is to seek best execution. In assessing available execution venues, the sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the value of any eligible research, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging market securities in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

The Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If a sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit receives through participation in the commission recapture program is directed exclusively to the Fund. Neither the Manager nor the sub-advisor receive any benefits from the commission recapture program. The sub-advisor's participation in the brokerage commission recapture program is optional. The sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor's obligation to seek the best execution available.

The Fund has not commenced operations as of the date of this SAI. Accordingly, no brokerage commissions were paid by the Fund during the previous three fiscal years and the Fund did not receive any amount as a result of participation in the commission recapture program.

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ADDITIONAL PURCHASE AND SALE INFORMATION FOR A CLASS SHARES

Sales Charge Reductions and Waivers

As described in the Prospectus, there are various ways to reduce your sales charge when purchasing A Class shares. Additional information about A Class sales charge reductions is provided below.

Letter of Intent ("LOI"). The LOI may be revised upward at any time during the 13-month period of the LOI ("LOI Period"), and such a revision will be treated as a new LOI, except that the LOI Period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised LOI. The LOI will be considered completed if the shareholder dies within the 13-month LOI Period. Commissions to dealers will not be adjusted or paid on the difference between the LOI amount and the amount actually invested before the shareholder's death.

All dividends and capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified LOI Period, the purchaser may be required to remit to the transfer agent the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the LOI Period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the LOI Period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Fund for the balance still outstanding.

Rights of Accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in any class of the American Beacon Funds to determine your sales charge for A Class shares on investments in accounts eligible to be aggregated. If you make a gift of A Class shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your investments in any class of the American Beacon Funds.

Aggregation. Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the Prospectus, if all parties are purchasing shares for their own accounts and/or:

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individual-type employee benefit plans, such as an IRA, individual 403(b) plan or single-participant Keogh-type plan;

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business accounts solely controlled by you or your immediate family (for example, you own the entire business);

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trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct the Fund's transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

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endowments or foundations established and controlled by you or your immediate family; or

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529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

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for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

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made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act, excluding the individual-type employee benefit plans described above;

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for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

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for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales Charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the Investment Company Act. Purchases made for nominee or street name accounts (securities held in the name of a broker- dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent Purchases. As described in the Prospectus, you may reduce your A Class sales charge by combining simultaneous purchases in any of the American Beacon Funds.

Other Purchases. Pursuant to a determination of eligibility by the Manager, A Class shares of the Fund may be sold at net asset value (without the imposition of a front-end sales charge) to:

1.

current or retired trustees, and officers of the American Beacon Funds family, current or retired employees and directors of the Manager and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

2.

currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, "Eligible Persons") (and their spouses, and children, including children in step and adoptive relationships, sons-in- law and daughters-in-law, if the Eligible Persons or the spouses or children of the Eligible Persons are listed in the account registration with the spouse or parent) of broker-dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses and/or children;

3.

companies exchanging securities with the Fund through a merger, acquisition or exchange offer;

4.

insurance company separate accounts;

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5.

accounts managed by the Manager, a sub-advisor to the Fund and its affiliated companies;

6.

the Manager or a sub-advisor to the Fund and its affiliated companies;

7.

an individual or entity with a substantial business relationship with, which may include the officers and employees of the Fund's custodian or transfer agent, the Manager or a sub-adviser to the Fund and its affiliated companies, or an individual or entity related or relating to such individual or entity;

8.

full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

9.

directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

10.

banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in the Fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

11.

clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

12.

Employer-sponsored defined contribution - type plans, including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and individual retirement account ("IRA") rollovers involving retirement plan assets invested in the Fund in the American Beacon Funds fund family; and

13.

Employee benefit and retirement plans for the Manager and its affiliates.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

It is possible that a broker-dealer may not be able to offer one or more of these waiver categories. If this situation occurs, it is possible that the investor would need to invest directly through American Beacon Funds in order to take advantage of the waiver. The Fund may terminate or amend the terms of these sales charge waivers at any time.

Moving Between Accounts. Investments in certain account types may be moved to other account types without incurring additional A Class sales charges. These transactions include, for example:

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redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

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required minimum distributions from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and

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death distributions paid to a beneficiary's account that are used by the beneficiary to purchase Fund shares in a different account.

ADDITIONAL INFORMATION REGARDING CONTINGENT DEFERRED SALES CHARGES

As discussed in the Prospectus, the redemption of C Class shares may be subject to a contingent deferred sales charge ("CDSC") if you redeem your shares within 12 months of purchase. If you purchased $1,000,000 or more of A Class shares of the Funds (and therefore paid no initial sales charges) and subsequently redeem your shares within 18 months of your purchase, you may be charged a CDSC upon redemption. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. As described in the Prospectus, there are various circumstances under which the CDSC will be waived. Additional information about CDSC waivers is provided below.

The CDSC is waived under the following circumstances:

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Any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Manager or the Fund's transfer agent may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

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Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the Manager or the Fund's transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

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Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by American Beacon Funds directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Internal Revenue Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

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Redemptions that are mandatory withdrawals from a traditional IRA account after age 70 1/2.

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Involuntary redemptions as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions by the Fund.

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Distributions from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver.

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To return excess contributions made to a retirement plan.

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To return contributions made due to a mistake of fact.

The following example illustrates the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of C Class shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

REDEMPTIONS IN KIND

Although the Fund intends to redeem shares in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

TAX INFORMATION

The tax information set forth in the Prospectus and in this section relates solely to federal income tax law and assumes that the Fund qualifies as a regulated investment company ("RIC") (as discussed below). The tax information in this section is only a summary of certain key federal tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of the Fund or the tax implications to its shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The information is based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Taxation of the Fund

The Fund intends to qualify each taxable year for treatment as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. To qualify, the Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

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Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or certain other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies and (2) net income derived from an interest in a "qualified publicly traded partnership" ("QPTP") ("Gross Income Requirement"). A QPTP is a "publicly traded partnership" other than a partnership at least 90% of the gross income of which is described in clause (1);

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Diversify its investments so that, at the close of each quarter of its taxable year: (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) and (2) not more than 25% of the value of its total assets is invested in (a) securities (other than Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (c) securities of one or more QPTPs ("Diversification Requirements"); and

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Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess (if any) of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement").

By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain ( i.e. the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To qualify as a RIC under the Internal Revenue Code, the Fund must meet a qualifying income test each taxable year. Certain aspects of the tax treatment of derivative instruments, including certain equity index options and futures, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the treatment of income from these instruments, and the character, timing and amount of the Fund's taxable income or gains and distributions. If the Internal Revenue Service were to assert successfully that income the Fund derives from these investments does not constitute qualifying income, the Fund might cease to qualify as a RIC or might be required to reduce its exposure to such investments. If for any taxable year the Fund does not qualify for treatment as a RIC either (1) by failing to satisfy the Distribution Requirement, even if it satisfies the Gross Income and Diversification Requirements, or (2) by failing to satisfy the Gross Income Requirement and/or either Diversification Requirement and is unable, or determines not to, avail itself of provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure "is due to reasonable cause and not due to willful neglect" and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal tax purposes, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends it distributes would be taxable to its shareholders as ordinary income (or possibly, for individual and certain other non-corporate (collectively, "individual") shareholders as "qualified dividend income" (as described in the Prospectus)) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify for RIC treatment would therefore have a negative impact on the Fund's income and performance. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. It is possible that the Fund will not qualify as a RIC in any given taxable year.

The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and substantially all of its capital gain net income for the one-year period ending on December 31 of that year, plus certain other amounts.

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Taxation of Certain Investments and Strategies

If the Fund acquires stock in a foreign corporation that is a "passive foreign investment company" ("PFIC") generally, any foreign corporation, with certain exceptions, that, in general, meets either of the following tests for the taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income and holds the stock beyond the end of the year of acquisition, the Fund will be subject to federal income tax on any "excess distribution" it receives on the stock or of any gain it realizes from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. Fund distributions thereof will not be eligible for the 15% and 20% maximum federal income tax rates on individuals' "qualified dividend income" described in the Prospectus. The Fund may avoid this tax and interest if it elects to treat the PFIC as a "qualified electing fund"; however, the requirements for that election are difficult to satisfy. If such an election were made, the Fund would be required to include in its income each taxable year a portion of the ordinary income and net capital gains of the PFIC, even if the income and gains were not distributed to the Fund. Any such income and gains would be subject to the Distribution Requirement and to the calendar year Excise Tax distribution requirement.

The Fund may elect to "mark-to-market" its stock in a PFIC it owns at the end of its taxable year.. Under such an election, the Fund (1) would include in gross income each taxable year (and treat as ordinary income) an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock and (2) would be allowed a deduction (as an ordinary, not a capital, loss) for the excess, if any, of its adjusted basis in the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in PFIC stock would be adjusted to reflect the amounts included in income, or deducted, under this election. Any gain or loss realized on the sale or other disposition of PFIC stock, would be treated as ordinary income or loss. The Fund generally would not be subject to the deferred tax and interest charge discussed above with respect to PFIC stock for which a mark-to-market election has been made.

Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein.

Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses the Fund may realize in connection therewith. In general, the Fund's (1) gains from the disposition of foreign currencies and (2) gains from options, futures and forward contracts derived with respect to its business of investing in securities or foreign currencies will be treated as qualifying income under the Gross Income Requirement.

The Fund may invest in one or more limited liability companies ("LLCs") and limited partnerships ("LPs") that will be classified for federal tax purposes as partnerships (and, except as expressly stated below, this discussion assumes that classification). LLCs and LPs in which the Fund may invest may include (1) a "publicly traded partnership" (that is, a partnership the interests in which are "traded on an established securities market" or "readily tradable on a secondary market (or the substantial equivalent thereof)") (a "PTP"), which may be a QPTP, or (2) a non-PTP at least 90% of the income of which satisfies the Gross Income Requirement.

If an LLC or LP in which the Fund invests is a QPTP, all its net income (regardless of source) will be qualifying income to the Fund under the Gross Income Requirement. The Fund's investment in QPTPs, together with certain other investments, however, may not exceed 25% of the value of its total assets at the end of each quarter of its taxable year in order to satisfy one of the Diversification Requirements. In addition, the Fund's holding of more than 10% of a QPTP's equity securities will not count toward its satisfying those requirements.

With respect to non-QPTPs, (1) if an LLC or LP (including a PTP) is treated for federal tax purposes as a corporation, distributions from it to the Fund might be treated as "qualified dividend income" and disposition of the Fund's interest therein would generate gain or loss from the disposition of a security, or (2) if such an LLC or LP is not treated as a corporation, the Fund would be treated as having earned its proportionate share of each item of income the LLC or LP earned. In the latter case, the Fund would be able to treat its share of the entity's income as qualifying income under the Gross Income Requirement only to the extent that income would be qualifying income if realized directly by the Fund in the same manner as realized by the LLC or LP.

Certain LLCs and LPs (e.g., private funds) in which the Fund invests may generate income and gains that is not qualifying income under the Gross Income Requirement. The Fund will monitor its investments in LLCs and LPs to assure its compliance with the requirements for qualification as a RIC.

Dividends and interest the Fund receives, and gains it realizes on foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, "foreign taxes") that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.

Some futures contracts, foreign currency contracts, and "nonequity" options ( i.e. , certain listed options, such as those on a "broad-based" securities index) - except any "securities futures contract" that is not a "dealer securities futures contract" (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which the Fund invests may be subject to Internal Revenue Code Section 1256 (collectively, "Section 1256 contracts"). Any Section 1256 contracts the Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement ( i.e. , with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as

31

ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.

Section 988 of the Internal Revenue Code also may apply to the Fund's forward currency contracts and options and futures on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

Offsetting positions the Fund enters into or holds in any actively traded option, futures or forward contract may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) losses realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts). When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option.

When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

If the Fund has an "appreciated financial position" - generally, any position (i.e. an interest including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld will generally be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

Basis Election and Reporting
Fund shareholders who want to use an acceptable method for basis determination with respect to Fund shares other than the average basis method, must elect to do so in writing (which may be electronic). If a shareholder of the Fund fails to affirmatively elect such a method, the basis determination will be made in accordance with the Fund's default basis method which is average basis. The basis determination method the Fund shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from the redemption of shares, each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Fund shares that are redeemed and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them. Fund shareholders who acquire and hold shares through a financial intermediary should contact their financial intermediary for information related to the basis election and reporting.

Backup Withholding
The Fund will be required to withhold and remit to the U.S. Treasury 28% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual shareholder who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from the Fund's dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your federal income tax liability or refunded.

32

Foreign Account Tax Compliance Act ("FATCA") - Under FATCA, "foreign financial institutions" ("FFIs") or "non-financial foreign entities" ("NFFEs") that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends the Fund pays, and (2) certain capital gain distributions and the proceeds of a redemption of Fund shares it pays after December 31, 2016. As discussed below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if it certifies its status as such and, in certain circumstances, that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent (which may be the Fund), which will, in turn, report that information to the IRS. The U.S. Treasury Department has negotiated intergovernmental agreements ("IGAs") with certain countries and is in various stages of negotiations with other foreign countries with respect to alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations, as described below.

An FFI can avoid FATCA withholding by becoming a "participating FFI," which requires the FFI to enter into a tax compliance agreement with the IRS under Section 1471(b) of the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country's government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding. Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

Other Taxes
 Statutory rules and regulations regarding state and local taxation of ordinary income, qualified dividend income and capital gain distributions may differ from the federal income taxation rules described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's participation situation.

DESCRIPTION OF THE TRUST

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

The Trust was originally created to manage money for large institutional investors, including pension and 401(k) plans for American Airlines Group, Inc. The following individuals (and members of that individual's "immediate family"), are eligible to purchase shares of the Institutional Class with an initial investment of less than $250,000 (i) employees of the Manager, (ii) employees of a sub-advisor for Funds where it serves as sub-advisor, (iii) members of the Board, (iv) employees of Kelso/Estancia, and (v) members of the Manager's Board of Directors. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons and daughters-in-law, a sibling's spouse, a spouse's sibling, aunts, uncles, nieces and nephews; relatives by virtue of remarriage (step-children, step-parents, etc.) are included. Any shareholders that the Manager transfers to the Institutional Class upon termination of the class of shares in which the shareholders were originally invested is also eligible for purchasing shares of the Institutional Class with an initial investment of less than $250,000.

The Investor Class was created to give individuals and other smaller investors an opportunity to invest in the American Beacon Funds. The Institutional and Y Classes were created to manage money for large institutional investors, including pension and 401(k) plans. The A Class and C Class were created for investors investing in the Funds through their broker-dealers or other financial intermediaries.

FINANCIAL STATEMENTS

Investors in the Fund will be informed of the Fund's progress through periodic reports. Financial statements that will be subject to audit by an independent registered public accounting firm will be submitted to shareholders at least annually. Since the Fund had not commenced operations as of the date of this SAI, no financial statements for the Fund are available.

The Private Fund's audited financials and Schedule of Investments for the periods September 1, 2013 through December 31, 2013 and year ended December 31, 2014, as well as the Private Fund's unaudited Schedule of Investments as of May 31, 2015 are included below.

33

Financial Statements

Ionic Absolute Return Fund LLC

Period from September 1, 2013 (commencement

of operations) to December 31, 2013

With Report of Independent Auditors

Ionic Absolute Return Fund LLC

Financial Statements

Period from September 1, 2013 (commencement of operations) to December 31, 2013

Ernst & Young LLP 5 Times Square New York, NY 10036	Tel: +1 212 773 3000 ey.com

Report of Independent Auditors

The Manager of

Ionic Absolute Return Fund LLC

We have audited the accompanying financial statements of Ionic Absolute Return Fund LLC (the “Fund”), which comprise the statement of financial condition, including the schedule of investments as of December 31, 2013, and the related statements of operations, changes in members’ capital, and cash flows for the period from September 1, 2013 (commencement of operations) to December 31, 2013, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ionic Absolute Return Fund LLC at December 31, 2013, and the results of its operations, the changes in its members’ capital and its cash flows for the period from September 1, 2013 (commencement of operations) to December 31, 2013, in conformity with U.S. generally accepted accounting principles.

June 15, 2015

A member firm of Ernst & Young Global Limited

1

Ionic Absolute Return Fund LLC

Statement of Financial Condition

December 31, 2013

Assets
Securities owned, at fair value (cost $9,159,239)	$9,402,234
Derivative contracts, at fair value (net payments of $604,954)	749,107
Due from broker	6,380,940
Interest and dividends receivable	46,893
Other assets	47,932
Total assets	$16,627,106

Liabilities and Members’ Capital
Liabilities:
Securities sold, but not yet purchased, at fair value (proceeds of $5,313,976)	$5,533,011
Derivative contracts, at fair value (net proceeds of $222,069)	341,770
Interest and dividends payable	10,578
Accrued expenses and other liabilities	42,281
Total liabilities	5,927,640

Members’ capital	10,699,466
Total liabilities and members’ capital	$16,627,106

See accompanying notes.

2

Ionic Absolute Return Fund LLC

Schedule of Investments

December 31, 2013

	Shares/				Total
	Par Value	Level 1	Level 2	Level 3	Fair Value
Securities Owned (87.88%)
Common Stock (33.57%)
North America (31.00%):
Consumer Discretionary (2.62%)
Viacom Inc	3,191	$280,074	$–	$–	$280,074
Total Consumer Discretionary (cost $256,157)		280,074	–	–	280,074

Consumer Staples (0.54%)
Shoppers Drug Mart Corp	1,056	57,850	–	–	57,850
Total Consumer Staples (cost $60,624)		57,850	–	–	57,850

Financials (23.88%)
Adams Diversified Equity Fund	4,055	52,999	–	–	52,999
Alpine Total Dynamic Dividend Fund	12,468	52,241	–	–	52,241
American International Group Inc	900	45,945	–	–	45,945
Babson Capital Global Short Duration High Yield	4,400	101,728	–	–	101,728
Bancroft Fund Ltd	2,762	51,373	–	–	51,373
BlackRock Corporate High Yield Fund Inc	6,448	78,472	–	–	78,472
BlackRock Credit Allocation Income Trust	8,000	104,480	–	–	104,480
BlackRock Defined Opportunity Credit Trust	3,629	49,391	–	–	49,391
BlackRock Enhanced Equity Dividend Trust	6,622	52,579	–	–	52,579
BlackRock Income Trust Inc	15,755	102,092	–	–	102,092
BlackRock Resources & Commodities Strategy Trust	4,500	52,155	–	–	52,155
Boulder Total Return Inc	2,257	51,934	–	–	51,934
Calamos Global Dynamic Income Fund	5,896	52,887	–	–	52,887
Capitol Acquisition Corp II	10,300	99,859	–	–	99,859
Clough Global Allocation Fund	3,289	50,585	–	–	50,585
Cohen & Steers REIT and Preferred Income Fund	3,207	50,350	–	–	50,350
Deutsche High Income Opportunities Fund Inc	6,328	91,123	–	–	91,123
eUnits 2 Year US Market Participation Trust II Upside to Cap Buffered Downside	20,499	239,222	–	–	239,222
Federated Enhanced Treasury Income Fund	9,389	119,991	–	–	119,991
General American Investors Co	1,500	52,800	–	–	52,800
Global Defense & National Security Systems Inc	10,000	100,500	–	–	100,500
Great Florida Bank	13,870	43,691	–	–	43,691
Invesco Dynamic Credit Opportunities Fund	3,958	51,058	–	–	51,058
Levy Acquisition Corp	10,000	100,100	–	–	100,100
Madison Covered Call & Equity	6,188	50,556	–	–	50,556
Royce Micro-Cap Trust Inc	4,222	53,239	–	–	53,239
Tri-Continental Corp	2,735	54,645	–	–	54,645

3

Ionic Absolute Return Fund LLC

Schedule of Investments (continued)

December 31, 2013

	Shares/				Total
	Par Value	Level 1	Level 2	Level 3	Fair Value
Securities Owned (87.88%) (continued)
Common Stock (33.57%) (continued)
North America (31.00%) (continued):
Financials (23.88%) (continued)
Urstadt Biddle Properties Inc	7,727	$122,473	$–	$–	$122,473
Virtus Total Return Fund	12,787	50,253	–	–	50,253
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	4,400	49,588	–	–	49,588
Western Asset/Claymore Inflation-Linked Securities & Income Fund	4,400	50,248	–	–	50,248
ZAIS Group Holdings Inc	9,852	100,293	–	–	100,293
Zions Bancorporation	19,200	120,768	–	–	120,768
Zweig Fund Inc	3,698	54,952	–	–	54,952
Total Financials (cost $2,492,844)		2,554,570	–	–	2,554,570

Health Care (0.59%)
Life Technologies Corp	837	63,445	–	–	63,445
Total Health Care (cost $62,504)		63,445	–	–	63,445

Industrials (3.37%)
American Airlines Group Inc	125	3,156	–	–	3,156
United Technologies Corp	3,145	357,901	–	–	357,901
Total Industrials (cost $340,190)		361,057	–	–	361,057
Total North America (cost $3,212,319)		3,316,996	–	–	3,316,996

Europe (1.59%):
Diversified (0.55%)
Collabrium Japan Acquisition Corp	5,700	58,482	–	–	58,482
Total Diversified (cost $58,340)		58,482	–	–	58,482

Energy (1.04%)
Royal Dutch Shell PLC	1,570	111,894	–	–	111,894
Total Energy (cost $101,674)		111,894	–	–	111,894
Total Europe (cost $160,014)		170,376	–	–	170,376

Asia and Pacific (0.98%):
Consumer Discretionary (0.03%)
KBS Fashion Group Ltd	300	3,171	–	–	3,171
Total Consumer Discretionary (cost $3,039)		3,171	–	–	3,171

Diversified (0.95%)
CIS Acquisition Ltd	10,000	101,100	–	–	101,100
Total Diversified (cost $100,353)		101,100	–	–	101,100
Total Asia and Pacific (cost $103,392)		104,271	–	–	104,271

Total Common Stock (cost $3,475,725)		3,591,643	–	–	3,591,643

4

Ionic Absolute Return Fund LLC

Schedule of Investments (continued)

December 31, 2013

	Shares/				Total
	Par Value	Level 1	Level 2	Level 3	Fair Value
Securities Owned (87.88%) (continued)
Convertible Bonds (27.21%)
North America (27.21%):
Consumer Discretionary (7.26%)
Hologic Inc 2.00% 12/15/37	$250,000	$–	$291,570	$–	$291,570
Iconix Brand Group Inc 2.00% 1/2 06/01/16	$200,000	–	275,793	–	275,793
Toll Brothers Inc 0.001% 1/2 09/15/32	$200,000	–	209,654	–	209,654
Total Consumer Discretionary (cost $935,940)		–	777,017	–	777,017

Financials (2.60%)
Health Care REIT Inc 3.00% 12/01/29	$250,000	–	278,372	–	278,372
Total Financials (cost $300,720)		–	278,372	–	278,372

Health Care (4.11%)
Omnicare Inc 3.00%	$200,000	–	202,769	–	202,769
Molina Healthcare Inc	$200,000	–	236,695	–	236,695
Total Health Care (cost $248,913)		–	439,464	–	439,464

Industrials (5.56%)
Aerojet Rocketdyne Holdings Inc 4.06% 12/31/39	$150,000	–	302,353	–	302,353
Covanta Holding Corp	$250,000	–	293,014	–	293,014
Total Industrials (cost $549,317)		–	595,367	–	595,367

Information Technology (2.48%)
Mentor Graphics Corp 4.00% 04/01/31	$200,000	–	265,327	–	265,327
Total Information Technology (cost $259,767)		–	265,327	–	265,327

Materials (5.20%)
Kaiser Aluminum Corp	$150,000	–	223,791	–	223,791
X 2 3/4 04/01/19	$250,000	–	332,267	–	332,267
Total Materials (cost $545,825)		–	556,058	–	556,058
Total North America (cost $2,840,482)		–	2,911,605	–	2,911,605

Total Convertible Bonds (cost $2,840,482)		–	2,911,605	–	2,911,605

Exchange-Traded Funds (8.20%)
North America (7.41%):
Financials (0.82%)
Sprott Physical Gold Trust	8,800	87,648	–	–	87,648
Total Financials (cost $98,605)		87,648	–	–	87,648

Funds (6.59%)
PowerShares Senior Loan Portfolio	16,124	401,165	–	–	401,165
SPDR Barclays Short Term High Yield Bond ETF	9,833	303,348	–	–	303,348
Total Funds (cost $699,518)		704,513	–	–	704,513
Total North America (cost $798,123)		792,161	–	–	792,161

5

Ionic Absolute Return Fund LLC

Schedule of Investments (continued)

December 31, 2013

	Shares/				Total
	Par Value	Level 1	Level 2	Level 3	Fair Value
Securities Owned (87.88%) (continued)
Exchange-Traded Funds (8.20%) (continued)
Europe (0.79%):
Financials
iPath S&P 500 Dynamic VIX ETN	2,500	$84,325	$–	$–	$84,325
Total Financials (cost $98,246)		84,325	–	–	84,325
Total Europe (cost $98,246)		84,325	–	–	84,325

Total Exchange-Traded Funds (cost $896,369)		876,486	–	–	876,486

Mortgage-Backed Securities (8.82%)
North America (8.82%):
Financials (8.82%)
Fannie Mae Interest Strip	$183,576,994	–	243,217	–	243,217
Freddie Mac Remics	$52,551,508	–	201,516	–	201,516
Government National Mortgage Association	$58,804,542	–	499,112	–	499,112
Total Financials (cost $902,411)		–	943,845	–	943,845
Total North America (cost $902,411)		–	943,845	–	943,845

Total Mortgage-Backed Securities (cost $902,411)		–	943,845	–	943,845

Preferred Stock (10.08%)
North America (6.71%):
Financials (4.32%)
Crown Castle International Corp	3,500	349,891	–	–	349,891
Forestar Group Inc	4,000	112,285	–	–	112,285
Total Financials (cost $459,117)		462,176	–	–	462,176

Industrials (1.21%)
American Airlines Group Inc	4,999	129,574	–	–	129,574
Total Industrials (cost $128,712)		129,574	–	–	129,574

Materials (0.24%)
Thompson Creek Metals Co Inc 6 1/2	1,985	–	25,329	–	25,329
Total Materials (cost $38,207)		–	25,329	–	25,329

Utilities (0.94%)
NextEra Energy Inc	2,000	–	100,698	–	100,698
Total Utilities (cost $97,028)		–	100,698	–	100,698
Total North America ($723,064)		591,750	126,027	–	717,777

Europe (3.37%):
Financials (0.32%)
Maiden Holdings Ltd	745	–	34,181	–	34,181
Total Financials (cost $37,064)		–	34,181	–	34,181

6

Ionic Absolute Return Fund LLC

Schedule of Investments (continued)

December 31, 2013

	Shares/				Total
	Par Value	Level 1	Level 2	Level 3	Fair Value
Securities Owned (87.88%) (continued)
Preferred Stock (10.08%) (continued)
Europe (3.37%) (continued):
Materials (3.05%)
ArcelorMittal	12,639	$326,697	$–	$–	$326,697
Total Materials (cost $284,124)		326,697	–	–	326,697
Total Europe (cost $321,188)		326,697	34,181	–	360,878

Total Preferred Stock (cost $1,044,252)		918,447	160,208	–	1,078,655

Total Securities Owned (cost $9,159,239)		$5,386,576	$4,015,658	$–	$9,402,234

Securities Sold, But Not Yet Purchased (51.71%)
Common Stock (46.49%)
North America (43.07%):
Consumer Discretionary (6.55%)
General Motors Co	4,000	$163,480	$–	$–	$163,480
Iconix Brand Group Inc	5,162	204,931	–	–	204,931
Toll Brothers Inc	1,430	52,910	–	–	52,910
Viacom Inc	3,200	279,488	–	–	279,488
Total Consumer Discretionary (proceeds $624,290)		700,809	–	–	700,809

Consumer Staples (0.23%)
Loblaw Cos Ltd	629	25,096	–	–	25,096
Total Consumer Staples (proceeds $27,418)		25,096	–	–	25,096

Energy (0.74%)
NextEra Energy Inc	920	78,770	–	–	78,770
Total Energy (proceeds $73,924)		78,770	–	–	78,770

Financials (11.51%)
Bank of America Corp	3,879	60,396	–	–	60,396
Crown Castle International Corp	2,940	215,884	–	–	215,884
Forestar Group Inc	3,800	80,826	–	–	80,826
Gencorp Insurance Group Inc	15,500	279,311	–	–	279,311
Health Care REIT Inc	3,084	165,210	–	–	165,210
Urstadt Biddle Properties Inc	6,557	120,977	–	–	120,977
Zions Bancorporation	10,300	308,588	–	–	308,588
Total Financials (proceeds $1,201,124)		1,231,192	–	–	1,231,192

Funds (0.38%)
iShares US Real Estate ETF	653	41,191	–	–	41,191
Total Funds (proceeds $42,463)		41,191	–	–	41,191

7

Ionic Absolute Return Fund LLC

Schedule of Investments (continued)

December 31, 2013

	Shares/				Total
	Par Value	Level 1	Level 2	Level 3	Fair Value
Securities Sold, But Not Yet Purchased (51.71%) (continued)
Common Stock (46.49%) (continued)
North America (43.07%) (continued):
Health Care (4.18%)
Hologic Inc	7,100	$158,685	$–	$–	$158,685
Molina Healthcare Inc	4,113	142,927	–	–	142,927
Omnicare Inc	2,410	145,468	–	–	145,468
Total Health Care (proceeds $448,498)		447,080	–	–	447,080

Industrials (7.18%)
Covanta Holding Corp	12,700	225,425	–	–	225,425
United Technologies Corp 7 1/2	8,245	–	542,513	–	542,513
Total Industrials (proceeds $749,556)		225,425	542,513	–	767,938

Information Technology (5.81%)
Global Eagle Entertainment Inc	29,452	437,951	–	–	437,951
Mentor Graphics Corp	7,340	176,674	–	–	176,674
Micron Technology Inc	307	6,677	–	–	6,677
Total Information Technology (proceeds $599,561)		621,302	–	–	621,302

Materials (5.54%)
Kaiser Aluminum Corp	2,908	204,258	–	–	204,258
Thompson Creek Metals Co Inc	9,700	21,146	–	–	21,146
United States Steel Corp	7,120	210,040	–	–	210,040
US Concrete Inc	6,959	157,482	–	–	157,482
Total Materials (proceeds $596,778)		592,926	–	–	592,926

Technology (0.95%)
Unisys Corp	3,024	101,516	–	–	101,516
Total Technology (proceeds $85,840)		101,516	–	–	101,516
Total North America (proceeds $4,449,452)		4,065,307	542,513	–	4,607,820

Europe (3.42%):
Energy (1.09%)
Royal Dutch Shell PLC	1,550	116,420	–	–	116,420
Total Energy (proceeds $104,787)		116,420	–	–	116,420

Financials (0.23%)
Maiden Holdings Ltd	2,237	24,450	–	–	24,450
Total Financials (proceeds $27,030)		24,450	–	–	24,450

8

Ionic Absolute Return Fund LLC

Schedule of Investments (continued)

December 31, 2013

	Shares/				Total
	Par Value	Level 1	Level 2	Level 3	Fair Value

Securities Sold, But Not Yet Purchased (51.71%) (continued)
Common Stock (46.49%) (continued)
Europe (3.42%) (continued):
Materials (2.10%)
ArcelorMittal	12,655	$225,765	$–	$–	$225,765
Total Materials (proceeds $181,730)	12,655	225,765	–	–	225,765
Total Europe (proceeds $313,547)		366,635	–	–	366,635

Total Common Stock (proceeds $4,762,999)		4,431,942	542,513	–	4,974,455

Exchange-Traded Funds (5.22%)
North America (5.22%):
Funds (5.22%)
iShares iBoxx $ High Yield Corporate Bond ETF	1,414	131,332	–	–	131,332
iShares iBoxx $ Investment Grade Corporate Bond ETF	350	39,966	–	–	39,966
iShares TIPS Bond ETF	694	76,271	–	–	76,271
SPDR Gold Shares	760	88,251	–	–	88,251
SPDR S&P 500 ETF Trust	1,206	222,736	–	–	222,736
Total Funds (proceeds $550,977)		558,556	–	–	558,556
Total North America (proceeds $550,977)		558,556	–	–	558,556

Total Exchange-Traded Funds (proceeds $550,977)		558,556	–	–	558,556

Total Securities Sold, But Not Yet Purchased (proceeds $5,313,976)		$4,990,498	$542,513	$–	$5,533,011

9

Ionic Absolute Return Fund LLC

Schedule of Investments (continued)

December 31, 2013

	Number of				Total
	Contracts	Level 1	Level 2	Level 3	Fair Value
Derivative Contracts (3.81%)
Options Purchased (3.07%)
North America (3.07%):
Currency Future Options (0.10%)
Currency Future Option AUD, 0.935 Strike, CALL, expires 03/07/2014	1	$170	$–	$–	$170
Currency Future Option AUD, 0.935 Strike, PUT, expires 03/07/2014	1	4,840	–	–	4,840
Currency Future Option EUR, 1.35 Strike, CALL, expires 03/07/2014	1	4,575	–	–	4,575
Currency Future Option EUR, 1.35 Strike, PUT, expires 03/07/2014	1	988	–	–	988
Total Currency Future Options (cost $12,050)		10,573	–	–	10,573

Funds (2.81%)
ProShares Ultra VIX Short-Term Futures ETF, 20 Strike, PUT, expires 01/18/2014	482	183,159	–	–	183,159
SPDR S&P 500 ETF Trust, 150 Strike, PUT, expires 06/21/2014	5	490	–	–	490
iShares 20+ Year Treasury Bond ETF, 104 Strike, CALL, expires 01/18/2014	5	120	–	–	120
iShares 20+ Year Treasury Bond ETF 104 Strike, PUT, expires 01/18/2014	5	1,208	–	–	1,208
SPDR S&P 500 ETF Trust, 160 Strike, PUT, expires 02/22/2014	30	810	–	–	810
ProShares Ultra VIX Short-Term Futures ETF, 19 Strike, PUT, expires 01/10/2014	438	114,974	–	–	114,974
Total Funds (cost $202,943)		300,761	–	–	300,761

Industrials (0.01%)
United Technologies Corp, 120 Strike, CALL, expires 02/22/2014	2	110	–	–	110
United Technologies Corp, 120 Strike, CALL, expires 05/17/2014	3	575	–	–	575
Total Industrials (cost $734)		685	–	–	685

Information Technology (0.05%)
Micron Technology Inc, 15 Strike, PUT, expires 01/17/2015	50	5,000	–	–	5,000
Total Information Technology (cost $11,528)		5,000	–	–	5,000

10

Ionic Absolute Return Fund LLC

Schedule of Investments (continued)

December 31, 2013

	Number of				Total
	Contracts	Level 1	Level 2	Level 3	Fair Value
Derivative Contracts (3.81%) (continued)
Options Purchased (3.07%) (continued)
North America (3.07%) (continued):
Technology (0.10%)
Unisys Corp, 30 Strike, CALL, expires 01/18/2014	7	$2,660	$–	$–	$2,660
Unisys Corp, 35 Strike, CALL, expires 01/18/2014	12	660	–	–	660
Unisys Corp, 32 Strike, CALL, expires 01/18/2014	30	6,300	–	–	6,300
Unisys Corp, 34 Strike, CALL, expires 01/18/2014	4	340	–	–	340
Unisys Corp, 36 Strike, CALL, expires 01/18/2014	10	325	–	–	325
Unisys Corp, 37 Strike, CALL, expires 01/18/2014	20	450	–	–	450
Unisys Corp, 31 Strike, PUT, expires 01/18/2014	15	413	–	–	413
Total Technology (cost $4,092)		11,148	–	–	11,148
Total North America (cost $231,347)		328,167	–	–	328,167

Europe (0.00%):
Materials (0.00%)
ArcelorMittal, 15 Strike, PUT, expires 01/18/2014	20	80	–	–	80
Total Materials (cost $387)		80	–	–	80
Total Europe (cost $387)		80	–	–	80

Total Options Purchased (cost $231,734)		328,247	–	–	328,247

Options Written (2.95%)
North America (0.00%):
Technology (0.00%)
Micron Technology Inc, 15 Strike, PUT, expires 01/18/2014	60	(120)	–	–	(120)
Total Technology (proceeds $4,618)		(120)	–	–	(120)
Total North America (proceeds $4,618)		(120)	–	–	(120)

11

Ionic Absolute Return Fund LLC

Schedule of Investments (continued)

December 31, 2013

	Number of				Total
	Contracts	Level 1	Level 2	Level 3	Fair Value
Derivative Contracts (3.81%) (continued)
Options Written (-2.95%) (continued)
Europe (-2.95%):
Funds (-2.95%)
iPath S&P 500 VIX Short-Term Futures, 48 Strike, PUT, expires 01/18/2014	314	$(190,755)	$–	$–	$(190,755)
iPath S&P 500 VIX Short-Term Futures, 46.5 Strike, PUT, expires 01/10/2014	285	(124,687)	–	–	(124,687)
Total Funds (proceeds $191,453)		(315,442)	–	–	(315,442)
Total Europe (proceeds $191,453)		(315,442)	–	–	(315,442)

Total Options Written (proceeds $196,071)		(315,562)	–	–	(315,562)

Warrants Purchased (3.91%)
North America (3.91%):
Consumer Discretionary (1.16%)
General Motors Co	4,000	124,560	–	–	124,560
Total Consumer Discretionary (cost $103,356)		124,560	–	–	124,560

Financials (0.34%)
Bank of America Corp	5,695	36,847	–	–	36,847
Total Financials (cost $36,526)		36,847	–	–	36,847

Information Technology (1.89%)
Global Eagle Entertainment Inc	45,000	202,500	–	–	202,500
Total Information Technology (cost $178,099)		202,500	–	–	202,500

Materials (0.52%)
US Concrete Inc	18,264	54,975	–	–	54,975
Total Materials (cost $55,239)		54,975	–	–	54,975
Total North America (cost $373,220)		418,882	–	–	418,882

Total Warrants Purchased (cost $373,220)		418,882	–	–	418,882

Warrants Written (-0.24%)
North America (-0.24%):
Financials (-0.24%)
American International Group Inc	(1,300)	(26,208)	–	–	(26,208)
Total Financials (proceeds $25,998)		(26,208)	–	–	(26,208)
Total North America (proceeds $25,998)		(26,208)	–	–	(26,208)

Total Warrants Written (proceeds $25,998)		(26,208)	–	–	(26,208)

12

Ionic Absolute Return Fund LLC

Schedule of Investments (continued)

December 31, 2013

	Number of				Total
	Contracts	Level 1	Level 2	Level 3	Fair Value
Derivative Contracts (3.81%) (continued)
Futures Contracts – Long Exposure (0.00%)
North America (0.00%):
Foreign Exchange (0.00%)
Australian Dollar	1	$220	$–	$–	$220
Total Foreign Exchange		220	–	–	220
Total North America		220	–	–	220

Total Futures Contracts – Long Exposure		220	–	–	220

Futures Contracts – Short Exposure (0.02%)
North America (0.02%):
Government (0.02%)
5 Year U.S. Treasury Note	1	1,758	–	–	1,758
Total Government		1,758	–	–	1,758
Total North America		1,758	–	–	1,758

Total Futures Contracts – Short Exposure		1,758	–	–	1,758

Total Derivative Contracts (net cost $382,885)		$407,337	$–	$–	$407,337

See accompanying notes.

13

Ionic Absolute Return Fund LLC

Statement of Operations

Period from September 1, 2013 (commencement of operations) to December 31, 2013

Realized and unrealized gains (losses) from securities, derivative contracts and foreign currencies
Net realized loss from securities transactions	$(22,166)
Net realized gain from derivative contracts	31,341
Net realized gain on foreign currencies	40
Net unrealized appreciation/depreciation on securities positions	23,960
Net unrealized appreciation/depreciation on derivative contracts	24,452
Net unrealized appreciation/depreciation on foreign currencies	959
Net realized and unrealized gain from securities, derivative contracts and foreign currencies		$58,586

Investment income
Interest	88,124
Dividends (net of withholding taxes of $901)	84,163
Total investment income	172,287

Expenses
Dividends	25,683
Professional fees	13,751
Interest	8,622
Software licensing fees	6,927
Administration fees	2,659
Other expenses	3,765
Total expenses	61,407

Net investment income		110,880
Net income		$169,466

See accompanying notes.

14

Ionic Absolute Return Fund LLC

Statement of Changes in Members’ Capital

Period from September 1, 2013 (commencement of operations) to December 31, 2013

	Class A (1)
	Members	Total

Members’ capital at beginning of period	$–	$–
Capital contributions	10,530,000	10,530,000
Net income	169,466	169,466
Members’ capital at end of period	$10,699,466	$10,699,466

(1) All capital belongs to non-managing members.

See accompanying notes.

15

Ionic Absolute Return Fund LLC

Statement of Cash Flows

Period from September 1, 2013 (commencement of operations) to December 31, 2013

Cash flows from operating activities
Net income	$169,466
Adjustments to reconcile net income to net cash used in operating activities:
Purchases of investment securities	(18,024,011)
Proceeds from sales of investment securities	14,156,582
Net realized loss from securities transactions	22,166
Net unrealized appreciation/depreciation on securities positions	(23,960)
Changes in operating assets:
Increase in derivative contracts	(749,107)
Increase in due from broker	(6,380,940)
Increase in interest and dividends receivable	(46,893)
Increase in other assets	(47,932)
Changes in operating liabilities:
Increase in derivative contracts	341,770
Increase in interest and dividends payable	10,578
Increase in accrued expenses and other liabilities	42,281
Net cash used in operating activities	(10,530,000)

Cash flows from financing activities
Capital contributions	10,530,000
Net cash provided by financing activities	10,530,000

Net change in cash	–
Cash at beginning of period	–
Cash at end of period	$–

Supplemental disclosure of cash flow information
Cash paid during the period for interest	$8,447

See accompanying notes.

16

Ionic Absolute Return Fund LLC

Notes to Financial Statements

December 31, 2013

1. Organization

Ionic Absolute Return Fund LLC (the “Fund”) is a private investment fund organized as a Delaware limited liability company. The Fund was formed on July 17, 2013 and commenced operations on September 1, 2013.

The investment objective of the Fund is to generate attractive risk-adjusted returns in both rising and falling markets (with low volatility and low correlation to equity markets and interest rates).

Ionic Capital Management LLC is the investment advisor to the Fund (the “Investment Advisor”). Ionic Capital Advisors LLC, an affiliate of the Investment Advisor, is the manager (the “Manager”). Certain members of the Fund are ultimate beneficial owners of the Investment Advisor. The Investment Advisor is registered with the United States Securities and Exchange Commission as an investment adviser.

Citco Fund Services (USA) Limited is the administrator for the Fund (the “Administrator”). The Administrator and the Fund have entered into an Administration Agreement (the “Administration Agreement”). The Administrator performs certain administrative, accounting, registrar and transfer agency services for the Fund, subject to the overall supervision of the Manager. The administration fee for the period from September 1, 2013 (commencement of operations) to December 31, 2013 totaled $2,659, of which $1,335 was payable as of December 31, 2013, and is included in accrued expenses and other liabilities in the statement of financial condition.

2. Significant Accounting Policies

Basis of Presentation

The Fund’s financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and all values are stated in United States dollars (“U.S. Dollars”). The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

The Fund is an investment company following the accounting and reporting guidance within Accounting Standards Codification 946, Financial Services–Investment Companies (“ASC 946”) which contains specialized accounting and reporting requirements for investment companies.

17

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Valuation of Investments

Securities owned and securities sold, but not yet purchased, which are traded on any securities exchange (or similar electronic system) or on a comparable United States or foreign over-the-counter (“OTC”) quotation system are generally valued at last traded price. If no such price was reported by the exchange for such date or for OTC securities not listed, the securities are valued at the mid-market price between the current bid and offer prices quoted by the exchange or by non-affiliated market makers that regularly trade those securities, as applicable. In the event the Fund was to hold securities for which there is no readily available broker quotes, the Investment Advisor may employ independent third-party pricing services or establish fair value in accordance with GAAP in consultation with the Manager and the Administrator. The resulting unrealized appreciation and depreciation are reflected in the statement of operations.

Valuation of Derivative Contracts

Derivative contracts (“Derivatives”) are comprised of exchange-traded options, equity swaps, futures, commodities, index options, warrants and rights, which are valued by utilizing independently obtained broker quotes, or a combination of independently obtained broker quotes and industry standard financial calculators. Changes in values in Derivatives are reflected in the statement of operations.

Investment Transactions and Related Investment Income and Expenses

Purchases and sales of securities and the related revenue and expenses are recorded on a trade-date basis. Realized gains and losses on security transactions are based on the specific cost identification method. The Fund includes realized and unrealized gains and losses on investments that result from foreign currency changes together with the respective gain or loss of the security. Interest income and expense is recorded on an accrual basis. Dividend income and expense is recorded on the ex-dividend date.

18

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Foreign Currency Translation

Investments in securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at December 31, 2013. Transactions during the period are translated at the rate of exchange prevailing on the dates of the transactions. The resulting gains and losses are reflected in the statement of operations.

The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations from changes in market prices of securities held. Such fluctuations are included in net realized gain and net unrealized appreciation/depreciation from securities, derivative contracts and foreign currencies in the statement of operations.

Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities, which qualify as financial instruments under GAAP, approximates the carrying amounts presented in the statement of financial condition.

Schedule of Investments

The industry classifications reflected in the accompanying schedule of investments represent the Investment Advisor’s belief as to the most meaningful presentation of the classification of the principal business of the investees.

Income Taxes

No Federal, state or local income taxes have been provided for in the accompanying financial statements since the members are individually liable for the taxes on their respective share of the Fund’s income or loss.

19

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Income Taxes (continued)

The Investment Advisor evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit/expense. The Investment Advisor has completed a full analysis of possible tax liabilities for the open tax period for the Fund and has determined that there are no tax accruals required.

As of and during the period from September 1, 2013 (commencement of operations) to December 31, 2013, the Fund did not have any liabilities for any unrecognized tax positions. The Fund would recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the statement of operations. During the period from September 1, 2013 (commencement of operations) to December 31, 2013, the Fund did not incur any tax related interest or penalties.

The tax period from the inception of the Fund through the period from September 1, 2013 (commencement of operations) to December 31, 2013 remains subject to examination by the taxing authorities.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the statement of financial condition and the accompanying notes. Management believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent. Actual results could differ from those estimates.

20

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

3. Due from Broker

Due from broker balances are comprised of cash and foreign currencies balances with the Fund’s broker and counterparties and amounts receivable or payable for securities transactions that have not settled at December 31, 2013. Cash proceeds relating to securities sold, but not yet purchased and certain Derivatives may be restricted by the brokers until the related securities are purchased. Trades pending settlement at December 31, 2013 were settled without adverse effect on the Fund’s financial condition.

Deutsche Bank Securities Inc. has been appointed as the Fund’s prime broker and custodian. The prime broker and custodian charge interest on debit balances at rates agreed with the Fund. Certain marketable investments owned by the Fund have been pledged to the prime brokers pursuant to the margin account agreement to cover exposure related to debit balances incurred in connection with securities purchased and securities sold, but not yet purchased.

4. Related Party Transactions

Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial or operational decisions.

The Investment Advisor is entitled to a monthly management fee (“Management Fee”) equal to 0.8333% of the month-end gross asset value of each member’s Capital Account (a 1.0% annual rate). The Management Fee is calculated and paid in arrears as of the end of each month.

The Investment Advisor may waive, reduce or rebate the Management Fee with respect to certain members. As all of the members of the Fund are personnel of the Investment Advisor, no Management Fees were charged from September 1, 2013 (commencement of operations) to December 31, 2013, except for the Management Fees charged on a nominal amount of Class A Interests issued to one of the members (See Supplemental Information under Financial Highlights).

21

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

5. Fair Value Measurements

The Fund values investments in accordance with the requirements of FASB Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”) which establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

To increase consistency and comparability in fair value measurements and related disclosures, ASC 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). In some cases, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. Assessing the significance of a particular input to the fair value measurement in its entirety requires judgment, considering factors specific to the asset or liability.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Investment Advisor. Unobservable inputs reflect the Investment Advisor’s own assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy of inputs is summarized as follows:

•	Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

•	Level 2 – Valuations based on quoted prices in markets that are not active or based on quoted prices for similar assets or liabilities or for which all significant inputs are observable, either directly or indirectly.

•	Level 3 – Significant unobservable inputs for the asset or liability.

22

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

5. Fair Value Measurements (continued)

ASC 820 requires entities to disclose additional information regarding assets and liabilities that are transferred between levels of the fair value hierarchy including reasons for those transfers. Entities are also required to disclose information in the Level 3 rollforward about purchases, sales, issuances and settlements on a gross basis.

In addition, ASC 820 requires the disclosure of information about the valuation techniques and inputs used in estimating Level 3 fair value measurements.

Valuation Techniques

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Exchange-Traded Investments

Investments whose values are based on quoted market prices in active markets, and are, therefore, classified within Level 1, may include active listed equities, options, indexes, exchange-traded funds, U.S. government bonds, and futures. In accordance with ASC 820, to be classified as Level 1, the Investment Advisor does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Corporate and Convertible Bonds

The fair value of corporate and convertible bonds is estimated using market maker quotations (where observable), recently executed transactions, or the underlying equity price. To the extent that corporate and convertible bonds are valued based on observable market data, such securities are categorized in Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, such securities may be categorized in Level 3 of the fair value hierarchy.

23

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

5. Fair Value Measurements (continued)

Valuation Techniques (continued)

OTC Derivatives

OTC Derivatives include derivative financial instruments relating to equities, bonds, interest rates and foreign currencies as well as certain swaps and options relating to such items. To the extent that such products are valued by the Investment Advisor using observable inputs (such as quotations received from the counterparty, dealers or brokers, whenever available and considered reliable) and such inputs can be corroborated by market data, OTC Derivatives are classified within Level 2 of the fair value hierarchy. If a significant unobservable input is required to value the OTC Derivatives, then such asset or liability may be categorized in Level 3 of the fair value hierarchy.

There were no Level 3 securities held by the Fund as of and for the period from September 1, 2013 (commencement of operations) to December 31, 2013. There were no transfers between levels during the period from September 1, 2013 (commencement of operations) to December 31, 2013.

For detailed information regarding the valuation of the Fund’s investments by the fair value hierarchy levels and industry classification as of December 31, 2013, refer to the schedule of investments.

5. Risk Management

In the ordinary course of business, the Fund manages a variety of risks, including market risk, credit risk and liquidity risk.

Market risk represents the risk of potential adverse changes to the fair value of financial instruments and their Derivatives as a result of changes in market conditions. The Fund’s exposure to market risk is determined by a number of factors, including changes in interest rates, equity prices, commodities, credit spreads, foreign currency exchange rates and market volatility. The Investment Advisor closely monitors the Fund’s portfolio and position exposure within predetermined risk limits.

24

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

6. Risk Management (continued)

Credit risk is the risk that counterparties may fail to fulfill their obligations or that the value of the collateral posted by such counterparties becomes inadequate. The Fund attempts to limit its credit risk by monitoring the credit worthiness of its counterparties, requiring additional collateral where appropriate, and using master netting arrangements where practical.

Liquidity risk arises in the general funding of the Fund’s trading activities. It includes the risk of not being able to fund trading activities at settlement dates and liquidate positions in a timely manner at a reasonable price. The Fund manages its liquidity risk by investing primarily in marketable securities and other actively traded financial instruments and financing such trading activities using traditional margin arrangements with its prime brokers.

The Fund invests in securities and other instruments of issuers located in non-U.S. jurisdictions which involve special risks and considerations. These risks include devaluation of currency, and potential adverse political and economic developments in these regions which could adversely affect the liquidity or value, or both, of these securities.

The Fund invests on a leveraged basis through the significant degree of leverage typically embedded in the Derivatives in its portfolio.

7. Derivative Contracts

Typically, Derivatives serve as components of the Fund’s investment strategies and are utilized primarily to structure investments to economically match the investment objectives of the Fund, as well as to minimize certain risks. These Derivatives can be exchange-traded or OTC.

Futures contracts represent future commitments to purchase or sell a specified amount of a particular security, index, instrument, or basket of instruments at specific terms on a stipulated future date. Futures contain varying degrees of off-balance sheet risk whereby changes in the market values of the underlying financial instruments, and thus the futures themselves, may be in excess of the amounts shown in the statement of financial condition. Futures contracts are executed on an exchange, and cash settlement is made on a daily basis for market movements.

25

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

7. Derivative Contracts (continued)

The Fund may enter into various swap contracts. A swap is an agreement that obligates two parties to exchange a cash flow (or series of cash flows) at specified intervals based upon changes for a specified amount of an underlying asset or a risk factor related to the underlying asset, such as interest rates, default, variance or correlation. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Amounts received or paid would be recorded as realized gains or losses, respectively, in the statement of operations.

The Fund purchases and sells (writes) options. As a purchaser of an option, the Fund pays a premium at the outset. The market risk associated with the purchase of a put or call option is limited to the premium originally paid. The premium received by the Fund upon writing an option contract is recorded as a liability in the statement of financial condition and is thereafter valued at fair value. During the period, the Fund wrote put and call options which may require it to purchase or sell certain investments if the written options are exercised against the Fund by the option holder. In writing an option, the Fund bears the market risk of an unfavorable change in the financial instrument underlying the written option. The exercise of an option written by the Fund could result in the Fund buying or selling a financial instrument at a price higher or lower than the current market value, respectively.

As of December 31, 2013, the following options written are included in derivative contracts, at fair value in the Fund’s statement of financial condition:

Options Written	Expiration Date	Premiums Received	Value
Put options
Micron Technology, Inc, 60 contracts, 15 Strike	January 18, 2014	$4,618	$120
iPath S&P 500 VIX Short-Term Futures, 314 contracts, 48 Strike	January 18, 2014	125,500	190,755
iPath S&P 500 VIX Short-Term Futures, 285 contracts, 46.5 Strike	January 10, 2014	65,953	124,687
Total options written		$196,071	$315,562

26

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

7. Derivative Contracts (continued)

Written options activity for the period from September 1, 2013 to December 31, 2013 was as follows:

	Number of Contracts	Premiums Received

Options outstanding at September 1, 2013	–	$–
Options written	873	248,541
Options terminated in closing purchase transactions	(214)	(52,470)
Options outstanding at December 31, 2013	659	$196,071

As of December 31, 2013, the total notional value of options written was $2,922,450 with a fair value of $(315,562), all of which is reflected as a liability in the statement of financial condition. The written put and call options have exercise and expiration dates ranging from January 10, 2014 to January 18, 2014.

The Fund may enter into Derivatives with counterparties that are subject to bilateral collateral arrangements. The Fund monitors the fair value of its Derivatives and may post or receive cash collateral as negotiated with counterparties. At December 31, 2013, the Fund did not pledge any collateral to various counterparties for Derivatives. Receivables and payables are reported net by counterparty, provided a legally enforceable master netting arrangement exists.

Assets and liabilities included in the table below represent the Fund’s fair value on certain Derivatives at December 31, 2013. These assets and liabilities do not represent the maximum credit risk to the Fund due to the existence of netting agreements.

The following table sets forth the gross fair value of derivative assets and liabilities contracts by major risk type as of December 31, 2013 in accordance with ASC 815 (Derivatives and Hedging). The fair values of these Derivatives are presented on a gross basis, even when the Derivatives are subject to master netting agreements and qualify for net presentation in accordance with GAAP. In addition, any cash collateral payables and receivables associated with Derivatives have not been added or netted against the fair value amounts. The table also includes information on the volume of Derivative activity open at December 31, 2013 and is representative of the volume of trading activity for the period from September 1, 2013 (commencement of operations) to December 31, 2013, as indicated under the column titled Notional Value.

27

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

7. Derivative Contracts (continued)

As of December 31, 2013, the following Derivatives are included in derivative contracts, at fair value in the Fund’s statement of financial condition:

		Fair Value as of December 31, 2013
Risk Category	Derivative Contract	Assets	Liabilities	Notional Value

Equity Risk	Options Contracts	$317,674	$315,562	$5,871,750
Equity Risk	Warrants	418,882	26,208	1,185,027
Foreign Exchange Risk	Currency Futures	220	–	88,820
Foreign Exchange Risk	Options Contracts	10,573	–	339,370
Interest Rate Risk	Interest Rate Futures	1,758	–	119,313
		$749,107	$341,770

Netting		–	–

Carrying value of derivatives in the statement of financial condition		$749,107	$341,770

Gross amounts not offset in the statement of financial condition

Cash collateral offset		–	–

Net amounts		$749,107	$341,770

28

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

7. Derivative Contracts (continued)

The following table sets forth by major risk type the Fund’s gains/(losses) related to the derivative activities for the period from September 1, 2013 (commencement of operations) to December 31, 2013. The realized gain/(loss) below is included in the net realized gain from derivative contracts in the statement of operations. The unrealized appreciation/depreciation below is included in net unrealized appreciation/depreciation on derivative contracts in the statement of operations.

			Net
			Unrealized
		Net Realized	Appreciation/
Risk Category	Derivative Contract	Gain/(Loss)	Depreciation

Equity Risk	Options Contracts	$14,558	$(21,501)
Equity Risk	Warrants	18,806	45,452
Foreign Exchange Risk	Currency Futures	–	220
Foreign Exchange Risk	Options Contracts	–	(1,477)
Interest Rate Risk	Interest Rate Futures	(2,023)	1,758
		$31,341	$24,452

The International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) governing the Fund’s derivative instruments contain provisions that, upon the occurrence of certain specified credit risk-related events could give the Fund’s trading counterparty the right to demand additional collateral or the right to terminate all open derivative instruments subject to an ISDA Master Agreement. These events, which are defined by the ISDA Master Agreements, are primarily related to the performance and/or net asset value of the Fund and are triggered at any time the Fund does not maintain a predetermined level of net assets or if the Fund experiences a performance related decline in net asset value over predetermined periods, such as 1-month, 3-month and 12-month periods.

As of December 31, 2013, there were no Derivatives executed pursuant to ISDA Master Agreements with credit risk-related contingent features with an aggregate fair value in a net liability position. The Fund reduces its credit risk in its OTC contracts by entering into netting agreements, whenever possible, that incorporate the right of set off across Derivatives with the same counterparty.

29

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

8. Guarantees

The maximum payout for written put options is limited to the number of contracts written and the related strike prices, and the maximum payout for written call options is contingent upon the market price of the underlying security at the date of a payout event. At December 31, 2013, the Fund had a maximum payout amount of $2,922,450 relating to written put option contracts with a fair value of $315,562, which will expire in less than one month from the statement of financial condition date. The maximum payout amount would be offset by the subsequent sale of securities obtained via the execution of a payout event.

9. Financial Instruments with Off-Balance Sheet Risk

In the normal course of its business, the Fund trades various financial instruments and enters into various investment activities with off-balance sheet risk. These financial instruments include securities sold, but not yet purchased and Derivatives. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market values of the securities underlying the financial instruments or fluctuations in interest rates, credit spreads, commodities, volatility and foreign currency exchange rates may exceed the amounts recognized in the statement of financial condition.

For foreign currency forward contracts and swaps, the Fund is subject to the market risk associated with changes in the value of underlying currency or security, as well as the risk of losing unrealized gains from the potential inability of counterparties performing under the terms of the contracts. For foreign currency forward contracts and swaps, the unrealized gain or loss, rather than the contract amount, represents the approximate future cash to be received and paid, respectively.

After taking into effect the offsetting permitted under ASC 815-10, the Fund views its credit exposure to be $Nil at December 31, 2013, which represents the net fair value of all OTC contracts by counterparty for which the Fund is in a net asset position. The credit exposure amount does not include the offsetting effects of collateral held or pledged, as the Fund has elected not to adopt this provision of ASC 815-10. ASC 815-10 permits offsetting of fair value amounts recognized for multiple Derivatives executed with the same counterparty under a master netting arrangement and fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) arising from the same master netting arrangement as the Derivatives.

30

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

9. Financial Instruments with Off-Balance Sheet Risk (continued)

Securities sold, but not yet purchased represent obligations of the Fund to make future delivery of specific securities and correspondingly, create an obligation to purchase the securities at prevailing market prices. As such, the future satisfaction of these obligations may be at amounts greater than that recorded in the statement of financial condition. The ultimate gain or loss depends upon the prices at which the financial instruments are purchased to settle the Fund’s obligation under the purchase commitment. Securities sold, but not yet purchased are collateralized by certain of the Fund’s securities and cash.

10. Capital Contributions and Withdrawals

With prior approval of the Investment Advisor, a member may make additional capital contributions on the first business day of any month. A member may make withdrawals upon at least 15 days prior written notice to the Administrator, as of the last day of any calendar month.

There is no lock-up period applicable to Capital Contributions or “gate” applicable to Withdrawals.

The Manager, in its sole discretion, may permit withdrawals at other times or otherwise modify or waive the withdrawal conditions and requirements.

11. Indemnifications

The Fund enters into operating contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

31

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

12. Financial Highlights

The following represents the ratios to average non-managing members’ capital and total return information and other supplemental information for the period from September 1, 2013 (commencement of operations) to December 31, 2013:

Ratios to average members’ capital
Total expenses	0.58%

Net investment income	1.04%

Total return	1.61%

The financial highlights are calculated for the non-managing members taken as a whole for the period from September 1, 2013 (commencement of operations) to December 31, 2013 on a non-annualized basis. An individual member’s ratios and return may vary from the above based on the timing of capital contributions.

Supplemental Information: The Fund issued one of its members a nominal amount of Class A Interests subject to an annual Management Fee of 1.0%. Such member’s total return for the period relating to such fee bearing Interests was 1.10%.

13. Subsequent Events

Management has evaluated the effect of subsequent events on the Fund’s financial statements through June 15, 2015, which is the date the financial statements were available to be issued. From January 1, 2014 through June 15, 2015, the Fund recorded capital contributions of $Nil.

On or about July 1, 2015, the Fund expects to transfer all or substantially all of its assets to the American Beacon Ionic Strategic Arbitrage Fund (the “American Beacon Fund”) in a privately negotiated transaction. All of the members of the Fund will receive shares in the American Beacon Fund in proportion to their ownership interest in the Fund.

32

Financial Statements

Ionic Absolute Return Fund LLC
Year Ended December 31, 2014
With Report of Independent Auditors

Ionic Absolute Return Fund LLC

Financial Statements

Year Ended December 31, 2014

Ernst & Young LLP 5 Times Square New York, NY 10036	Tel: +1 212 773 3000 ey.com

Report of Independent Auditors

The Manager of

Ionic Absolute Return Fund LLC

We have audited the accompanying financial statements of Ionic Absolute Return Fund LLC (the “Fund”), which comprise the statement of financial condition, including the schedule of investments as of December 31, 2014, and the related statements of operations, changes in members’ capital, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ionic Absolute Return Fund LLC at December 31, 2014, and the results of its operations, the changes in its members’ capital and its cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

June 15, 2015

A member firm of Ernst & Young Global Limited

1

Ionic Absolute Return Fund LLC

Statement of Financial Condition

December 31, 2014

Assets
Securities owned, at fair value (cost $11,362,832)	$11,714,260
Derivative contracts, at fair value (net payments of $802,335)	798,166
Due from broker	7,802,393
Interest and dividends receivable	63,342
Other assets	36,667
Total assets	$20,414,828

Liabilities and Members’ Capital
Liabilities:
Securities sold, but not yet purchased, at fair value (proceeds of $8,407,437)	$8,792,536
Derivative contracts, at fair value (net proceeds of $409,324)	401,627
Interest and dividends payable	19,139
Accrued expenses and other liabilities	70,684
Total liabilities	9,283,986

Members’ capital	11,130,842
Total liabilities and members’ capital	$20,414,828

See accompanying notes.

2

Ionic Absolute Return Fund LLC

Schedule of Investments

December 31, 2014

	Shares/ Par Value	Level 1	Level 2	Level 3	Total Fair Value
Securities Owned (105.24%)
Common Stock (45.67%)
North America (36.83%):
Consumer Discretionary (10.63%)
Central Garden and Pet Co	7,468	$65,569	$–	$–	$65,569
GameStop Corp	100	3,380	–	–	3,380
Gray Television Inc	1,961	17,943	–	–	17,943
Lennar Corp	3,000	108,330	–	–	108,330
Twenty-First Century Fox Inc	7,290	268,928	–	–	268,928
Viacom Inc	4,730	357,115	–	–	357,115
The Walt Disney Co	1,022	96,262	–	–	96,262
William Lyon Homes	2,500	265,838	–	–	265,838
Total Consumer Discretionary (cost $1,152,179)		1,183,365	–	–	1,183,365

Consumer Staples (3.74%)
Post Holdings Inc	2,700	240,241	–	–	240,241
Tyson Foods Inc	3,508	176,575	–	–	176,575
Total Consumer Staples (cost $432,671)		416,816	–	–	416,816

Financials (17.15%)
Alpine Global Premier Properties Fund	13,200	95,172	–	–	95,172
American International Group Inc	1,000	56,010	–	–	56,010
Bank of America Corp	9,900	177,111	–	–	177,111
BlackRock Corporate High Yield Fund Inc	3,224	36,754	–	–	36,754
BlackRock Credit Allocation Income Trust	4,000	51,680	–	–	51,680
BlackRock Resources & Commodities Strategy Trust	5,000	48,550	–	–	48,550
Capitol Acquisition Corp II	11,300	111,644	–	–	111,644
Central Gold Trust	3,000	121,950	–	–	121,950
Citigroup Inc	2,815	152,320	–	–	152,320
Global Defense & National Security Systems Inc	10,000	102,900	–	–	102,900
Hennessy Capital Acquisition Corp	16,000	156,800	–	–	156,800
HF2 Financial Management Inc	19,852	206,659	–	–	206,659
Invesco Dynamic Credit Opportunities Fund	3,958	46,902	–	–	46,902
Levy Acquisition Corp	8,000	77,840	–	–	77,840
Medallion Financial Corp	350	3,504	–	–	3,504
Pershing Square Holdings Ltd	2,000	48,000	–	–	48,000
ROI Acquisition Corp II	1,204	11,835	–	–	11,835
Royce Micro-Cap Trust Inc	4,222	42,558	–	–	42,558
Sprott Physical Gold Trust	10,268	100,318	–	–	100,318
Swiss Helvetia Fund Inc	4,487	49,985	–	–	49,985
Urstadt Biddle Properties Inc	4,327	79,833	–	–	79,833
Zions Bancorporation	32,200	130,410	–	–	130,410
Total Financials (cost $1,903,310)		1,908,735	–	–	1,908,735

3

Ionic Absolute Return Fund LLC

Schedule of Investments (continued)

December 31, 2014

	Shares/ Par Value	Level 1	Level 2	Level 3	Total Fair Value
Securities Owned (105.24%) (continued)
Common Stock (45.67%) (continued)
North America (36.83%) (continued):
Health Care (2.46%)
Capnia Inc	1,000	$1,492	$–	$–	$1,492
Kindred Healthcare Inc	250	237,781	–	–	237,781
Salix Pharmaceuticals Ltd	300	34,482	–	–	34,482
Total Health Care (cost $281,104)		273,755	–	–	273,755

Information Technology (1.05%)
Blackhawk Network Holdings Inc	3,099	116,801	–	–	116,801
Total Information Technology (cost $108,593)		116,801	–	–	116,801

Materials (0.23%)
Sigma-Aldrich Corp	185	25,395	–	–	25,395
Total Materials (cost $25,053)		25,395	–	–	25,395

Technology (1.57%)
Google Inc	330	175,118	–	–	175,118
Total Technology (cost $175,513)		175,118	–	–	175,118
Total North America (cost $4,078,423)		4,099,985	–	–	4,099,985

Europe (7.42%):
Consumer Discretionary (3.52%)
Carnival PLC	8,700	391,349	–	–	391,349
Total Consumer Discretionary (cost $370,689)		391,349	–	–	391,349

Consumer Staples (1.09%)
Unilever PLC	3,000	121,440	–	–	121,440
Total Consumer Staples (cost $125,148)		121,440	–	–	121,440

Energy (1.21%)
Royal Dutch Shell PLC	1,935	134,599	–	–	134,599
Total Energy (cost $130,071)		134,599	–	–	134,599

Materials (1.60%)
ArcelorMittal	10,138	178,530	–	–	178,530
Total Materials (cost $224,609)		178,530	–	–	178,530
Total Europe (cost $850,517)		825,918	–	–	825,918

Asia and Pacific (1.38%):
Financials (0.45%)
DT Asia Investments Ltd	5,165	50,101	–	–	50,101
Total Financials (cost $625)		50,101	–	–	50,101

4

Ionic Absolute Return Fund LLC

Schedule of Investments (continued)

December 31, 2014

	Shares/ Par Value	Level 1	Level 2	Level 3	Total Fair Value
Securities Owned (105.24%) (continued)
Common Stock (45.67%) (continued)
Asia and Pacific (1.38%) (continued):
Information Technology (0.93%)
SINA Corp/China	2,750	$102,878	$–	$–	$102,878
Total Information Technology (cost $103,408)		102,878	–	–	102,878
Total Asia and Pacific (cost $104,033)		152,979	–	–	152,979

Latin America (0.04%):
Financials (0.04%)
Garnero Group Acquisition Co	500	4,775	–	–	4,775
Total Financials (cost $4,710)		4,775	–	–	4,775
Total Latin America (cost $4,710)		4,775	–	–	4,775

Total Common Stock (cost $5,037,683)		5,083,657	–	–	5,083,657

Convertible Bonds (34.61%)
North America (34.61%):
Consumer Discretionary (4.84%)
Iconix Brand Group Inc 2.50% 6/01/2016	$200,000	–	235,983	–	235,983
MGM Resorts International 4.25% 4/15/2015	$100,000	–	117,868	–	117,868
Tesla Motors Inc 1.50% 6/01/2018	$100,000	–	185,198	–	185,198
Total Consumer Discretionary (cost $567,509)		–	539,049	–	539,049

Energy (0.90%)
Cobalt International Energy Inc 3.12% 5/15/2024	$150,000	–	100,545	–	100,545
Total Energy (cost $118,499)		–	100,545	–	100,545

Health Care (4.39%)
Insulet Corp 2.00% 6/15/2019	$176,000	–	210,038	–	210,038
Quidel Corp 3.25% 12/15/2020	$250,000	–	278,950	–	278,950
Total Health Care (cost $427,563)		–	488,988	–	488,988

Industrials (3.00%)
Hawaiian Holdings Inc 5.00% 3/15/2016	$100,000	–	333,327	–	333,327
Total Industrials (cost $183,422)		–	333,327	–	333,327

5

Ionic Absolute Return Fund LLC

Schedule of Investments (continued)

December 31, 2014

	Shares/ Par Value	Level 1	Level 2	Level 3	Total Fair Value
Securities Owned (105.24%) (continued)
Convertible Bonds (34.61%) (continued)
North America (34.61%) (continued):
Information Technology (11.07%)
Electronic Arts Inc 0.75% 7/15/2016	$200,000	$–	$301,155	$–	$301,155
Mentor Graphics Corp 4.00% 4/01/2031	$200,000	–	236,625	–	236,625
Microchip Technology Inc 2.12% 12/15/2037	$100,000	–	178,410	–	178,410
SanDisk Corp 1.50% 8/15/2017	$150,000	–	288,152	–	288,152
Take-Two Interactive Software Inc 1.75% 12/01/2016	$150,000	–	227,446	–	227,446
Total Information Technology (cost $1,147,669)		–	1,231,788	–	1,231,788

Materials (1.36%)
Greenbrier Cos Inc/The 3.50% 4/01/2018	$100,000	–	150,716	–	150,716
Total Materials (cost $161,137)		–	150,716	–	150,716

Technology (9.05%)
Intel Corp 2.95% 12/15/2035	$200,000	–	263,278	–	263,278
Intel Corp 3.25% 8/01/2039	$200,000	–	348,497	–	348,497
Micron Technology Inc 3.00% 11/15/2043	$300,000	–	395,620	–	395,620
Total Technology (cost $969,738)		–	1,007,395	–	1,007,395
Total North America (cost $3,575,537)		–	3,851,808	–	3,851,808

Total Convertible Bonds (cost $3,575,537)		–	3,851,808	–	3,851,808

Exchange-Traded Funds (4.60%)
North America (4.60%):
Financials (1.59%)
iShares iBoxx $ High Yield Corporate Bond ETF	1,975	176,960	–	–	176,960
Total Financials (cost $177,754)		176,960	–	–	176,960

Funds (3.01%)
iShares MSCI USA Momentum Factor ETF	845	57,511	–	–	57,511
ProShares Short VIX Short-Term Futures ETF	1,380	84,401	–	–	84,401
SPDR Barclays Short Term High Yield Bond ETF	5,000	144,550	–	–	144,550
SPDR S&P Oil & Gas Exploration & Production ETF	1,003	48,004	–	–	48,004
Total Funds (cost $347,763)		334,466	–	–	334,466
Total North America (cost $525,517)		511,426	–	–	511,426

Total Exchange-Traded Funds (cost $525,517)		511,426	–	–	511,426

6

Ionic Absolute Return Fund LLC

Schedule of Investments (continued)

December 31, 2014

	Shares/ Par Value	Level 1	Level 2	Level 3	Total Fair Value
Securities Owned (105.24%) (continued)
Mortgage-Backed Securities (12.09%)
North America (12.09%):
Financials (12.09%)
Fannie Mae Interest Strip	$183,576,994	$–	$180,302	$–	$180,302
Fannie Mae Remics	$31,537,000	–	214,471	–	214,471
Freddie Mac Remics	$52,551,508	–	178,179	–	178,179
Government National Mortgage Association (6.94%)	$73,069,667	–	773,433	–	773,433
Total Financials (cost $1,335,008)		–	1,346,385	–	1,346,385
Total North America (cost $1,335,008)		–	1,346,385	–	1,346,385

Total Mortgage-Backed Securities (cost $1,335,008)		–	1,346,385	–	1,346,385

Preferred Stock (8.27%)
North America (6.11%):
Energy (1.67%)
NextEra Energy Inc	2,678	–	186,175	–	186,175
Total Energy (cost $175,438)		–	186,175	–	186,175

Financials (2.09%)
Crown Castle International Corp	2,264	232,241	–	–	232,241
Total Financials (cost $231,998)		232,241	–	–	232,241

Telecommunication Services (2.35%)
T-Mobile US Inc	5,000	261,658	–	–	261,658
Total Telecommunication Services (cost $250,000)		261,658	–	–	261,658
Total North America (cost $657,436)		493,899	186,175	–	680,074

Europe (2.16%):
Financials (2.16%)
Maiden Holdings Ltd	5,050	–	240,910	–	240,910
Total Financials (cost $231,651)		–	240,910	–	240,910
Total Europe (cost $231,651)		–	240,910	–	240,910

Total Preferred Stock (cost $889,087)		493,899	427,085	–	920,984

Total Securities Owned (cost $11,362,832)		$6,088,982	$5,625,278	$–	$11,714,260

7

Ionic Absolute Return Fund LLC

Schedule of Investments (continued)

December 31, 2014

	Shares/ Par Value	Level 1	Level 2	Level 3	Total Fair Value
Securities Sold, But Not Yet Purchased (78.99%)
Common Stock (65.24%)
North America (60.10%):
Consumer Discretionary (13.93%)
Carnival Corp	4,974	$225,471	$–	$–	$225,471
Central Garden and Pet Co	7,575	72,341	–	–	72,341
General Motors Co	1,504	52,505	–	–	52,505
Gray Television Inc	1,488	16,666	–	–	16,666
Iconix Brand Group Inc	4,702	158,881	–	–	158,881
Lennar Corp	3,000	134,430	–	–	134,430
MGM Resorts International	4,038	86,332	–	–	86,332
Tesla Motors Inc	746	165,918	–	–	165,918
Twenty-First Century Fox Inc	7,677	294,835	–	–	294,835
Viacom Inc	1,703	128,151	–	–	128,151
William Lyon Homes	10,600	214,862	–	–	214,862
Total Consumer Discretionary (proceeds $1,531,572)		1,550,392	–	–	1,550,392

Consumer Staples (2.85%)
Post Holdings Inc	4,459	186,788	–	–	186,788
Tyson Foods Inc	3,261	130,733	–	–	130,733
Total Consumer Staples (proceeds $307,158)		317,521	–	–	317,521

Energy (6.18%)
Dynegy Inc	1,885	57,210	–	–	57,210
FieldPoint Petroleum Corp	9,585	17,157	–	–	17,157
Kinder Morgan Inc	10,177	430,589	–	–	430,589
NextEra Energy Inc	1,722	183,031	–	–	183,031
Total Energy (proceeds $704,448)		687,987	–	–	687,987

Financials (3.40%)
Bank of America Corp	20,000	14,256	–	–	14,256
Crown Castle International Corp	1,726	135,836	–	–	135,836
Urstadt Biddle Properties Inc	3,777	82,641	–	–	82,641
Zions Bancorporation	5,086	145,002	–	–	145,002
Total Financials (proceeds $370,506)		377,735	–	–	377,735

Health Care (3.76%)
Insulet Corp	2,415	111,235	–	–	111,235
Kindred Healthcare Inc	9,600	174,528	–	–	174,528
Quidel Corp	4,594	132,858	–	–	132,858
Total Health Care (proceeds $380,483)		418,621	–	–	418,621

8

Ionic Absolute Return Fund LLC

Schedule of Investments (continued)

December 31, 2014

	Shares/ Par Value	Level 1	Level 2	Level 3	Total Fair Value
Securities Sold, But Not Yet Purchased (78.99%) (continued)
Common Stock (65.24%) (continued)
North America (60.10%) (continued):
Industrials (4.08%)
American Airlines Group Inc	2,400	$128,712	$–	$–	$128,712
Hawaiian Holdings Inc	12,500	325,625	–	–	325,625
Total Industrials (proceeds $275,803)		454,337	–	–	454,337

Information Technology (16.36%)
Blackhawk Network Holdings Inc	3,050	118,340	–	–	118,340
Electronic Arts Inc	5,518	259,429	–	–	259,429
Global Eagle Entertainment Inc	16,237	220,986	–	–	220,986
Intel Corp	4,816	174,773	–	–	174,773
Mentor Graphics Corp	6,340	138,973	–	–	138,973
Microchip Technology Inc	3,648	164,561	–	–	164,561
Micron Technology Inc	8,721	305,322	–	–	305,322
SanDisk Corp	2,705	265,036	–	–	265,036
Take-Two Interactive Software Inc	6,200	173,786	–	–	173,786
Total Information Technology (proceeds $1,676,815)		1,821,206	–	–	1,821,206

Materials (6.13%)
Greenbrier Cos Inc/The	2,200	118,206	–	–	118,206
US Concrete Inc (5.07%)	19,828	564,107	–	–	564,107
Total Materials (proceeds $638,517)		682,313	–	–	682,313

Technology (1.64%)
Eastman Kodak Co	400	8,684	–	–	8,684
Google Inc	330	173,712	–	–	173,712
Total Technology (proceeds $182,302)		182,396	–	–	182,396

Telecommunication Services (1.77%)
T-Mobile US Inc	7,300	196,662	–	–	196,662
Total Telecommunication Services (proceeds $189,782)		196,662	–	–	196,662
Total North America (proceeds $6,257,386)		6,689,170	–	–	6,689,170

Europe (5.14%):
Consumer Staples (1.05%)
Unilever NV	3,000	117,120	–	–	117,120
Total Consumer Staples (proceeds $120,773)		117,120	–	–	117,120

Energy (1.16%)
Royal Dutch Shell PLC	1,932	129,347	–	–	129,347
Total Energy (proceeds $125,492)		129,347	–	–	129,347

9

Ionic Absolute Return Fund LLC

Schedule of Investments (continued)

December 31, 2014

	Shares/ Par Value	Level 1	Level 2	Level 3	Total Fair Value
Securities Sold, But Not Yet Purchased (78.99%) (continued)
Common Stock (65.24%) (continued)
Europe (5.14%) (continued):
Financials (1.75%)
Maiden Holdings Ltd	15,220	$194,664	$–	$–	$194,664
Total Financials (proceeds $174,196)		194,664	–	–	194,664

Materials (1.18%)
ArcelorMittal	11,889	131,136	–	–	131,136
Total Materials (proceeds $169,940)		131,136	–	–	131,136
Total Europe (proceeds $590,401)		572,267	–	–	572,267

Total Common Stock (proceeds $6,847,787)		7,261,437	–	–	7,261,437

Convertible Bonds (0.82%)
North America (0.82%):
Energy (0.82%)
Cobalt International Energy Inc 2.62% 12/01/2019	$150,000	–	91,757	–	91,757
Total Energy (proceeds $113,250)		–	91,757	–	91,757
Total North America (proceeds $113,250)		–	91,757	–	91,757

Total Convertible Bonds (proceeds $113,250)		–	91,757	–	91,757

Exchange-Traded Funds (12.93%)
North America (12.93%):
Funds (12.93%)
Direxion Daily Gold Miners Bear 3x Shares	1,000	24,660	–	–	24,660
Direxion Daily Gold Miners Bull 3x Shares	1,500	16,740	–	–	16,740
iShares iBoxx $ Investment Grade Corporate Bond ETF	350	41,794	–	–	41,794
iShares MSCI Brazil Capped ETF	3,500	127,995	–	–	127,995
iShares MSCI Switzerland Capped ETF	1,600	50,704	–	–	50,704
iShares US Real Estate ETF	830	63,777	–	–	63,777
PowerShares National AMT-Free Municipal Bond Portfolio	2,000	50,820	–	–	50,820
ProShares UltraShort 20+ Year Treasury	247	11,458	–	–	11,458
SPDR Barclays Convertible Securities ETF	500	23,445	–	–	23,445
SPDR Gold Shares	1,877	213,190	–	–	213,190
SPDR S&P 500 ETF Trust (7.32%)	3,964	814,759	–	–	814,759
Total Funds (proceeds $1,446,400)		1,439,342	–	–	1,439,342
Total North America (proceeds $1,446,400)		1,439,342	–	–	1,439,342

Total Exchange-Traded Funds (proceeds $1,446,400)		1,439,342	–	–	1,439,342

Total Securities Sold, But Not Yet Purchased (proceeds $8,407,437)		$8,700,779	$91,757	$–	$8,792,536

10

Ionic Absolute Return Fund LLC

Schedule of Investments (continued)

December 31, 2014

	Number of Contracts	Level 1	Level 2	Level 3	Total Fair Value
Derivative Contracts (3.56%)
Options Purchased (1.82%)
North America (1.73%):
Consumer Discretionary (0.37%)
ArcelorMittal, 13 Strike, CALL, expires 01/17/2015	10	$5	$–	$–	$5
ArcelorMittal, 14 Strike, CALL, expires 01/17/2015	55	83	–	–	83
Avanir Pharmaceuticals Inc, 17 Strike, CALL, expires 01/17/2015	25	250	–	–	250
Carnival Corp, 45 Strike, PUT, expires 02/20/2015	30	4,800	–	–	4,800
General Motors Co, 42 Strike, CALL, expires 01/15/2016	150	15,769	–	–	15,769
Post Holdings Inc, 50 Strike, CALL, expires 03/20/2015	8	460	–	–	460
The Walt Disney Co, 90 Strike, PUT, expires 04/17/2015	25	6,650	–	–	6,650
Viacom Inc, 77.5 Strike, PUT, expires 02/20/2015	30	12,150	–	–	12,150
William Lyon Homes, 15 Strike, PUT, expires 05/15/2015	6	225	–	–	225
WTI Crude Future, 95 Strike, CALL, expires 05/14/2015	2	360	–	–	360
Total Consumer Discretionary (cost $47,803)		40,752	–	–	40,752

Energy (0.01%)
Kinder Morgan Inc, 40 Strike, PUT, expires 01/17/2015	50	1,000	–	–	1,000
NextEra Energy Inc, 65 Strike, PUT, expires 01/17/2015	4	20	–	–	20
Total Energy (cost $4,732)		1,020	–	–	1,020

Financials (0.64%)
Bank of America Corp, 15 Strike, PUT, expires 05/15/2015	50	1,075	–	–	1,075
Bank of America Corp, 22 Strike, CALL, expires 01/15/2016	100	4,300	–	–	4,300
Citigroup Inc, 45 Strike, PUT, expires 06/19/2015	15	1,215	–	–	1,215
Citigroup Inc, 57 Strike, CALL, expires 01/15/2016	15	5,625	–	–	5,625
Direxion Daily Junior Gold Miners Index Bear 3X Shares, 12.05 Strike, PUT, expires 01/17/2015	25	2,225	–	–	2,225
iShares MSCI Brazil Capped ETF, 40 Strike, CALL, expires 01/15/2016	100	25,080	–	–	25,080

11

Ionic Absolute Return Fund LLC

Schedule of Investments (continued)

December 31, 2014

	Number of Contracts	Level 1	Level 2	Level 3	Total Fair Value
Derivative Contracts (3.56%) (continued)
Options Purchased (1.82%) (continued)
North America (1.73%) (continued):
Financials (0.64%) (continued)
iShares US Real Estate ETF, 60 Strike, PUT, expires 03/20/2015	17	$179	$–	$–	$179
Maiden Holdings Ltd, 10 Strike, PUT, expires 02/20/2015	40	400	–	–	400
ProShares UltraShort 20+ Year Treasury, 49 Strike, CALL, expires 02/20/2015	30	2,370	–	–	2,370
ProShares UltraShort 20+ Year Treasury, 50 Strike, CALL, expires 01/17/2015	50	600	–	–	600
SPDR S&P 500 ETF Trust, 179 Strike, PUT, expires 01/17/2015	200	3,500	–	–	3,500
SPDR S&P 500 ETF Trust, 181 Strike, PUT, expires 06/30/2015	30	11,655	–	–	11,655
SPDR S&P 500 ETF Trust, 200 Strike, PUT, expires 01/02/2015	11	77	–	–	77
SPDR S&P 500 ETF Trust, 210 Strike, CALL, expires 01/02/2015	100	300	–	–	300
SPDR S&P 500 ETF Trust, 215 Strike, CALL, expires 01/17/2015	60	360	–	–	360
Zions Bancorporation, 28 Strike, PUT, expires 04/17/2015	100	11,950	–	–	11,950
Total Financials (cost $114,835)		70,911	–	–	70,911

Funds (0.01%)
Financial Select Sector SPDR Fund, 18 Strike, PUT, expires 01/17/2015	900	450	–	–	450
iShares Silver Trust, 16 Strike, CALL, expires 01/17/2015	25	175	–	–	175
Total Funds (cost $44,999)		625	–	–	625

Index (0.26%)
Chicago Board Options Exchange, 19 Strike, CALL, expires 01/21/2015	90	16,200	–	–	16,200
Chicago Board Options Exchange, 25 Strike, CALL, expires 02/18/2015	100	13,000	–	–	13,000
Total Index (cost $28,352)		29,200	–	–	29,200

Industrials (0.31%)
American Airlines Group Inc, 40 Strike, CALL, expires 02/20/2015	25	34,750	–	–	34,750
Total Industrials (cost $4,819)		34,750	–	–	34,750

Information Technology (0.11%)
Intel Corp, 37 Strike, PUT, expires 02/20/2015	70	12,775	–	–	12,775
Total Information Technology (cost $8,508)		12,775	–	–	12,775

12

Ionic Absolute Return Fund LLC

Schedule of Investments (continued)

December 31, 2014

	Number of Contracts	Level 1	Level 2	Level 3	Total Fair Value
Derivative Contracts (3.56%) (continued)
Options Purchased (1.82%) (continued)
North America (1.73%) (continued):
Technology (0.03%)
Global Eagle Entertainment Inc, 10 Strike, PUT, expires 02/20/2015	10	$150	$–	$–	$150
Global Eagle Entertainment Inc, 12.5 Strike, PUT, expires 02/20/2015	30	1,125	–	–	1,125
Global Eagle Entertainment Inc, 7.5 Strike, PUT, expires 02/20/2015	114	2,565	–	–	2,565
Total Technology (cost $20,075)		3,840	–	–	3,840
Total North America (cost $274,123)		193,873	–	–	193,873

Asia and Pacific (0.08%):
Information Technology (0.08%)
SINA Corp, 37.5 Strike, PUT, expires 02/20/2015	50	9,500	–	–	9,500
Total Information Technology (cost $10,634)		9,500	–	–	9,500
Total Asia and Pacific (cost $10,634)		9,500	–	–	9,500

Total Options Purchased (cost $284,757)		203,373	–	–	203,373

Options Written (-2.04%)
North America (-1.98%):
Consumer Discretionary (-0.22%)
Carnival Corp, 45 Strike, CALL, expires 02/20/2015	30	(5,550)	–	–	(5,550)
GameStop Corp, 43 Strike, PUT, expires 04/17/2015	10	(10,475)	–	–	(10,475)
GameStop Corp, 44 Strike, CALL, expires 04/17/2015	10	(585)	–	–	(585)
General Motors Co, 55 Strike, CALL, expires 01/15/2016	150	(2,250)	–	–	(2,250)
Viacom Inc, 77.5 Strike, CALL, expires 02/20/2015	30	(5,775)	–	–	(5,775)
Total Consumer Discretionary (proceeds $27,902)		(24,635)	–	–	(24,635)

Energy (-0.09%)
Kinder Morgan Inc, 40 Strike, CALL, expires 01/17/2015	25	(6,388)	–	–	(6,388)
Kinder Morgan Inc, 42.5 Strike, CALL, expires 01/17/2015	50	(3,250)	–	–	(3,250)
NextEra Energy Inc, 55 Strike, PUT, expires 01/17/2015	4	(10)	–	–	(10)
Total Energy (proceeds $11,546)		(9,648)	–	–	(9,648)

13

Ionic Absolute Return Fund LLC

Schedule of Investments (continued)

December 31, 2014

	Number of Contracts	Level 1	Level 2	Level 3	Total Fair Value
Derivative Contracts (3.56%) (continued)
Options Written (-2.04%) (continued)
North America (-1.98%) (continued):
Financials (-1.57%)
Canadian Western Bank, 43.71 Strike, PUT, expires 07/17/2015	100	$(14,000)	$–	$–	$(14,000)
Canadian Western Bank, 46.71 Strike, CALL, expires 04/17/2015	25	(3,938)	–	–	(3,938)
Canadian Western Bank, 47.71 Strike, PUT, expires 01/17/2015	6	(630)	–	–	(630)
Canadian Western Bank, 48.71 Strike, CALL, expires 01/17/2015	47	(235)	–	–	(235)
Canadian Western Bank, 48.71 Strike, PUT, expires 01/17/2015	10	(1,000)	–	–	(1,000)
iShares iBoxx $ High Yield Cor, 86 Strike, PUT, expires 06/19/2015	75	(16,313)	–	–	(16,313)
iShares iBoxx $ High Yield Cor, 87 Strike, PUT, expires 01/17/2015	50	(1,500)	–	–	(1,500)
iShares iBoxx $ High Yield Cor, 88 Strike, PUT, expires 02/20/2015	100	(11,500)	–	–	(11,500)
iShares iBoxx $ High Yield Cor, 89 Strike, CALL, expires 01/17/2015	65	(7,865)	–	–	(7,865)
iShares iBoxx $ High Yield Cor, 90 Strike, CALL, expires 01/17/2015	50	(3,000)	–	–	(3,000)
iShares US Real Estate ETF, 45 Strike, PUT, expires 01/15/2016	50	(2,250)	–	–	(2,250)
Medallion Financial Corp, 10 Strike, CALL, expires 05/15/2015	25	(2,200)	–	–	(2,200)
Medallion Financial Corp, 10 Strike, PUT, expires 05/15/2015	25	(3,750)	–	–	(3,750)
PowerShares National AMT, 25 Strike, CALL, expires 01/17/2015	9	(405)	–	–	(405)
PowerShares National AMT, 25 Strike, CALL, expires 04/17/2015	100	(5,250)	–	–	(5,250)
PowerShares National AMT, 25 Strike, PUT, expires 01/17/2015	89	(445)	–	–	(445)
PowerShares National AMT, 25 Strike, PUT, expires 04/17/2015	100	(4,500)	–	–	(4,500)
ProShares Short VIX Short-Term Futures ETF, 65 Strike, CALL, expires 03/20/2015	15	(9,750)	–	–	(9,750)
ProShares Short VIX Short-Term Futures ETF, 65 Strike, PUT, expires 03/20/2015	15	(15,750)	–	–	(15,750)
ProShares Short VIX Short-Term Futures ETF, 67.5 Strike, PUT, expires 01/23/2015	10	(8,050)	–	–	(8,050)
ProShares Short VIX Short-Term Futures ETF, 70.5 Strike, CALL, expires 01/23/2015	10	(1,150)	–	–	(1,150)

14

Ionic Absolute Return Fund LLC

Schedule of Investments (continued)

December 31, 2014

	Number of Contracts	Level 1	Level 2	Level 3	Total Fair Value
Derivative Contracts (3.56%) (continued)
Options Written (-2.04%) (continued)
North America (-1.98%) (continued):
Financials (-1.57%) (continued)
ProShares UltraShort 20+ Year Treasury, 48 Strike, PUT, expires 02/20/2015	30	$(8,205)	$–	$–	$(8,205)
SPDR S&P 500 ETF Trust, 199 Strike, PUT, expires 01/17/2015	200	(21,000)	–	–	(21,000)
SPDR S&P Oil & Gas Exploration & Production ETF, 52 Strike, PUT, expires 01/17/2015	10	(4,600)	–	–	(4,600)
United States Oil Fund LP, 19 Strike, CALL, expires 01/17/2015	15	(2,550)	–	–	(2,550)
United States Oil Fund LP, 19.5 Strike, PUT, expires 01/09/2015	25	(650)	–	–	(650)
United States Oil Fund LP, 20.5 Strike, CALL, expires 01/09/2015	25	(1,250)	–	–	(1,250)
United States Oil Fund LP, 21 Strike, CALL, expires 01/17/2015	25	(1,275)	–	–	(1,275)
United States Oil Fund LP, 21 Strike, PUT, expires 01/17/2015	75	(8,550)	–	–	(8,550)
United States Oil Fund LP, 22 Strike, CALL, expires 01/17/2015	50	(1,200)	–	–	(1,200)
Zions Bancorporation, 29 Strike, CALL, expires 04/17/2015	100	(11,900)	–	–	(11,900)
Total Financials (proceeds $198,183)		(174,661)	–	–	(174,661)

Index (-0.03%)
Chicago Board Options Exchange, 40 Strike, CALL, expires 02/18/2015	100	(3,600)	–	–	(3,600)
Total Index (proceeds $6,346)		(3,600)	–	–	(3,600)

Information Technology (-0.06%)
Intel Corp, 37 Strike, CALL, expires 02/20/2015	70	(6,615)	–	–	(6,615)
Total Information technology (proceeds $11,512)		(6,615)	–	–	(6,615)

Technology (-0.01%)
Orbitz Worldwide Inc, 7.5 Strike, PUT, expires 02/20/2015	10	(300)	–	–	(300)
Orbitz Worldwide Inc, 9 Strike, CALL, expires 02/20/2015	10	(400)	–	–	(400)
Total Technology (proceeds $1,440)		(700)	–	–	(700)
Total North America (proceeds $256,929)		(219,859)	–	–	(219,859)

15

Ionic Absolute Return Fund LLC

Schedule of Investments (continued)

December 31, 2014

	Number of Contracts	Level 1	Level 2	Level 3	Total Fair Value
Derivative Contracts (3.56%) (continued)
Options Written (-2.04%) (continued)
Europe (-0.06%):
Energy
BP PLC, 45 Strike, PUT, expires 01/17/2015	10	$(6,898)	$–	$–	$(6,898)
Total Energy (proceeds $1,267)		(6,898)	–	–	(6,898)
Total Europe (proceeds $1,267)		(6,898)	–	–	(6,898)

Total Options Written (proceeds $258,196)		(226,757)	–	–	(226,757)

Warrants Purchased (5.14%)
North America (5.05%):
Consumer Discretionary (0.03%)
CEL-SCI Corp	20,000	2,860	–	–	2,860
Total Consumer Discretionary (cost $11,601)		2,860	–	–	2,860

Consumer Staples (0.01%)
S&W Seed Co	6,225	804	–	–	804
Total Consumer Staples (cost $5,197)		804	–	–	804

Energy (1.30%)
Dynegy Inc	4,779	19,809	–	–	19,809
FieldPoint Petroleum Corp	42,260	10,383	–	–	10,383
Kinder Morgan Inc/DE	26,759	113,993	–	–	113,993
Total Energy (cost $175,306)		144,185	–	–	144,185

Information Technology (1.82%)
Global Eagle Entertainment Inc	38,877	201,772	–	–	201,772
RMG Networks Holding Corp	5,000	475	–	–	475
Total Information Technology (cost $188,074)		202,247	–	–	202,247

Materials (1.86%)
US Concrete Inc	33,156	207,562	–	–	207,562
Total Materials (cost $121,978)		207,562	–	–	207,562

Technology (0.03%)
Eastman Kodak Co	640	3,968	–	–	3,968
Total Technology (cost $3,357)		3,968	–	–	3,968
Total North America (cost $505,513)		561,626	–	–	561,626

16

Ionic Absolute Return Fund LLC

Schedule of Investments (continued)

December 31, 2014

	Number of				Total
	Contracts	Level 1	Level 2	Level 3	Fair Value
Derivative Contracts (3.56%) (continued)
Warrants Purchased (5.14%) (continued)
Asia and Pacific (0.09%):
Consumer Discretionary (0.06%)
Financial Select Sector SPDR Fund	40,000	$6,600	$–	$–	$6,600
Total Consumer Discretionary (cost $6,400)		6,600	–	–	6,600

Financials (0.03%)
CIS Acquisition Ltd	10,000	3,400	–	–	3,400
Total Financials (cost $2,950)		3,400	–	–	3,400
Total Asia and Pacific (cost $9,350)		10,000	–	–	10,000

Total Warrants Purchased (cost $514,863)		571,626	–	–	571,626

Warrants Written (-1.57%)
North America (-1.57%):
Financials (-1.57%)
American International Group Inc	1,300	(31,870)	–	–	(31,870)
Bank of America Corp	8,000	(56,000)	–	–	(56,000)
Citigroup Inc	100,000	(87,000)	–	–	(87,000)
Total Financials (proceeds $151,128)		(174,870)	–	–	(174,870)
Total North America (proceeds $151,128)		(174,870)	–	–	(174,870)

Total Warrants Written (proceeds $151,128)		(174,870)	–	–	(174,870)

Rights (0.02%)
Europe (0.02%):
Health Care (0.02%)
Sanofi	3,000	2,362	–	–	2,362
Total Health Care (cost $2,715)		2,362	–	–	2,362
Total Europe (cost $2,715)		2,362	–	–	2,362

Total Rights (cost $2,715)		2,362	–	–	2,362

Futures Contracts – Long Exposure (0.20%)
North America (0.12%):
Index (0.12%)
CBOE VIX Future	4	6,300	–	–	6,300
E-Mini S&P 500 Stock Index	2	2,845	–	–	2,845
Russell 2000 Mini Mar15	1	4,270	–	–	4,270
Total Index		13,415	–	–	13,415
Total North America		13,415	–	–	13,415

17

Ionic Absolute Return Fund LLC

Schedule of Investments (continued)

December 31, 2014

	Number of Contracts	Level 1	Level 2	Level 3	Total Fair Value
Derivative Contracts (3.56%) (continued)
Futures Contracts – Long Exposure (0.20%) (continued)
Europe (0.08%):
Index (0.08%)
VSTOXX Mini Future Jun15	20	$4,148	$–	$–	$4,148
VSTOXX Mini Future May15	20	4,476	–	–	4,476
Total Index		8,624	–	–	8,624
Total Europe		8,624	–	–	8,624

Total Futures Contracts – Long Exposure		22,039	–	–	22,039

Futures Contracts – Short Exposure (-0.01%)
North America (0.00%):
Government (0.00%)
5 Year U.S. Treasury Note	2	(234)	–	–	(234)
Total Government		(234)	–	–	(234)

Index (-0.01%)
CBOE VIX Future	4	(1,000)	–	–	(1,000)
Total Index		(1,000)	–	–	(1,000)
Total North America		(1,234)	–	–	(1,234)

Total Futures Contracts – Short Exposure		(1,234)	–	–	(1,234)

Total Derivative Contracts (net cost $393,011)		$396,539	$–	$–	$396,539

See accompanying notes.

18

Ionic Absolute Return Fund LLC

Statement of Operations

Year Ended December 31, 2014

Realized and unrealized gains (losses) from securities, derivative contracts and foreign currencies
Net realized gain from securities transactions	$203,451
Net realized loss from derivative contracts	(136,933)
Net realized loss on foreign currencies	(624)
Net change in unrealized appreciation/depreciation on securities positions	(57,631)
Net change in unrealized appreciation/depreciation on derivative contracts	(20,924)
Net change in unrealized appreciation/depreciation on foreign currencies	(687)
Net realized and unrealized loss from securities, derivative contracts and foreign currencies		$(13,348)

Investment income
Interest	491,668
Dividends (net of withholding taxes of $1,681)	215,952
Total investment income	707,620

Expenses
Dividends	134,997
Interest	54,541
Professional fees	51,534
Administration fees	8,354
Software licensing fees	2,204
Other expenses	11,266
Total expenses	262,896

Net investment income		444,724
Net income		$431,376

See accompanying notes.

19

Ionic Absolute Return Fund LLC

Statement of Changes in Members’ Capital

Year Ended December 31, 2014

	Class A (1)
	Members	Total

Members’ capital at beginning of year	$10,699,466	$10,699,466
Net income	431,376	431,376
Members’ capital at end of year	$11,130,842	$11,130,842

(1) All capital belongs to non-managing members.

See accompanying notes.

20

Ionic Absolute Return Fund LLC

Statement of Cash Flows

Year Ended December 31, 2014

Cash flows from operating activities
Net income	$431,376
Adjustments to reconcile net income to net cash provided by operating activities:
Purchases of investment securities	(79,508,471)
Proceeds from sale of investment securities	80,601,790
Net realized gain from securities transactions	(203,451)
Net change in unrealized appreciation/depreciation on securities positions	57,631
Changes in operating assets:
Increase in derivative contracts	(49,059)
Increase in due from broker	(1,421,453)
Increase in interest and dividends receivable	(16,449)
Decrease in other assets	11,265
Changes in operating liabilities:
Increase in derivative contracts	59,857
Increase in interest and dividends payable	8,561
Increase in accrued expenses and other liabilities	28,403
Net cash provided by operating activities	–

Net change in cash	–
Cash at beginning of year	–
Cash at end of year	$–

Supplemental disclosure of cash flow information
Cash paid during the year for interest	$53,346

See accompanying notes.

21

Ionic Absolute Return Fund LLC

Notes to Financial Statements

December 31, 2014

1. Organization

Ionic Absolute Return Fund LLC (the “Fund”) is a private investment fund organized as a Delaware limited liability company. The Fund was formed on July 17, 2013 and commenced operations on September 1, 2013.

The investment objective of the Fund is to generate attractive risk-adjusted returns in both rising and falling markets (with low volatility and low correlation to equity markets and interest rates).

Ionic Capital Management LLC is the investment advisor to the Fund (the “Investment Advisor”). Ionic Capital Advisors LLC, an affiliate of the Investment Advisor, is the manager (the “Manager”). Certain members of the Fund are ultimate beneficial owners of the Investment Advisor. The Investment Advisor is registered with the United States Securities and Exchange Commission as an investment adviser.

Citco Fund Services (USA) Limited is the administrator for the Fund (the “Administrator”). The Administrator, and the Fund have entered into an Administration Agreement (the “Administration Agreement”). The Administrator performs certain administrative, accounting, registrar and transfer agency services for the Fund, subject to the overall supervision of the Manager. The administration fee for the year ended December 31, 2014 totaled $8,354, of which $696 was payable as of December 31, 2014, and is included in accrued expenses and other liabilities in the statement of financial condition.

2. Significant Accounting Policies

Basis of Presentation

The Fund’s financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and all values are stated in United States dollars (“U.S. Dollars”). The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

The Fund is an investment company following the accounting and reporting guidance within Accounting Standards Codification 946, Financial Services–Investment Companies (“ASC 946”) which contains specialized accounting and reporting requirements for investment companies.

22

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Valuation of Investments

Securities owned and securities sold, but not yet purchased, which are traded on any securities exchange (or similar electronic system) or on a comparable United States or foreign over-the-counter (“OTC”) quotation system are generally valued at last traded price. If no such price was reported by the exchange for such date or for OTC securities not listed, the securities are valued at the mid-market price between the current bid and offer prices quoted by the exchange or by non-affiliated market makers that regularly trade those securities, as applicable. In the event the Fund was to hold securities for which there is no readily available broker quotes, the Investment Advisor may employ independent third-party pricing services or establish fair value in accordance with GAAP in consultation with the Manager and the Administrator. The resulting unrealized appreciation and depreciation are reflected in the statement of operations.

Valuation of Derivative Contracts

Derivative contracts (“Derivatives”) are comprised of exchange-traded options, equity swaps, futures, commodities, index options, warrants and rights, which are valued by utilizing independently obtained broker quotes, or a combination of independently obtained broker quotes and industry standard financial calculators. Changes in values in Derivatives are reflected in the statement of operations.

Investment Transactions and Related Investment Income and Expenses

Purchases and sales of securities and the related revenue and expenses are recorded on a trade-date basis. Realized gains and losses on security transactions are based on the specific cost identification method. The Fund includes realized and unrealized gains and losses on investments that result from foreign currency changes together with the respective gain or loss of the security. Interest income and expense is recorded on an accrual basis. Dividend income and expense is recorded on the ex-dividend date.

23

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Foreign Currency Translation

Investments in securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at December 31, 2014. Transactions during the year are translated at the rate of exchange prevailing on the dates of the transactions. The resulting gains and losses are reflected in the statement of operations.

The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations from changes in market prices of securities held. Such fluctuations are included in net realized loss and net change in unrealized appreciation/depreciation from securities, derivative contracts and foreign currencies in the statement of operations.

Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities, which qualify as financial instruments under GAAP, approximates the carrying amounts presented in the statement of financial condition.

Schedule of Investments

The industry classifications reflected in the accompanying schedule of investments represent the Investment Advisor’s belief as to the most meaningful presentation of the classification of the principal business of the investees.

Income Taxes

No Federal, state or local income taxes have been provided for in the accompanying financial statements since the members are individually liable for the taxes on their respective share of the Fund’s income or loss.

The Investment Advisor evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit/expense. The Investment Advisor has completed a full analysis of possible tax liabilities for the open tax year for the Fund and has determined that there are no tax accruals required.

24

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Income Taxes (continued)

As of and during the year ended December 31, 2014, the Fund did not have any liabilities for any unrecognized tax positions. The Fund would recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the statement of operations. During the year ended December 31, 2014, the Fund did not incur any tax related interest or penalties.

Each of the tax years from the inception of the Fund through the year ended December 31, 2014 remains subject to examination by the taxing authorities.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the statement of financial condition and the accompanying notes. Management believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent. Actual results could differ from those estimates.

3. Due from Broker

Due from broker balances are comprised of cash and foreign currencies balances with the Fund’s broker and counterparties and amounts receivable or payable for securities transactions that have not settled at December 31, 2014. Cash proceeds relating to securities sold, but not yet purchased and certain Derivatives may be restricted by the brokers until the related securities are purchased. Trades pending settlement at December 31, 2014 were settled without adverse effect on the Fund’s financial condition.

Deutsche Bank Securities Inc. has been appointed as the Fund’s prime broker and custodian. The prime broker and custodian charge interest on debit balances at rates agreed with the Fund. Certain marketable investments owned by the Fund have been pledged to the prime brokers pursuant to the margin account agreement to cover exposure related to debit balances incurred in connection with securities purchased and securities sold, but not yet purchased.

25

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

4. Related Party Transactions

Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial or operational decisions.

The Investment Advisor is entitled to a monthly management fee (“Management Fee”) equal to 0.8333% of the month-end gross asset value of each member’s Capital Account (a 1.0% annual rate). The Management Fee is calculated and paid in arrears as of the end of each month.

The Investment Advisor may waive, reduce or rebate the Management Fee with respect to certain members. As all of the members of the Fund are personnel of the Investment Advisor, no Management Fees were charged for the year ended December 31, 2014, except for the Management Fees charged on a nominal amount of Class A Interests issued to one of the members (See Supplemental Information under Financial Highlights).

5. Fair Value Measurements

The Fund values investments in accordance with the requirements of FASB Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”) which establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

To increase consistency and comparability in fair value measurements and related disclosures, ASC 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). In some cases, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. Assessing the significance of a particular input to the fair value measurement in its entirety requires judgment, considering factors specific to the asset or liability.

26

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

5. Fair Value Measurements (continued)

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Investment Advisor. Unobservable inputs reflect the Investment Advisor’s own assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy of inputs is summarized as follows:

•	Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

•	Level 2 – Valuations based on quoted prices in markets that are not active or based on quoted prices for similar assets or liabilities or for which all significant inputs are observable, either directly or indirectly.

•	Level 3 – Significant unobservable inputs for the asset or liability.

ASC 820 requires entities to disclose additional information regarding assets and liabilities that are transferred between levels of the fair value hierarchy including reasons for those transfers. Entities are also required to disclose information in the Level 3 rollforward about purchases, sales, issuances and settlements on a gross basis.

In addition, ASC 820 requires the disclosure of information about the valuation techniques and inputs used in estimating Level 3 fair value measurements.

Valuation Techniques

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

27

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

5. Fair Value Measurements (continued)

Valuation Techniques (continued)

Exchange-Traded Investments

Investments whose values are based on quoted market prices in active markets, and are, therefore, classified within Level 1, may include active listed equities, options, indexes, exchange-traded funds, U.S. government bonds, and futures. In accordance with ASC 820, to be classified as Level 1, the Investment Advisor does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Corporate and Convertible Bonds

The fair value of corporate and convertible bonds is estimated using market maker quotations (where observable), recently executed transactions, or the underlying equity price. To the extent that corporate and convertible bonds are valued based on observable market data, such securities are categorized in Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, such securities may be categorized in Level 3 of the fair value hierarchy.

OTC Derivatives

OTC Derivatives include derivative financial instruments relating to equities, bonds, interest rates, foreign currencies and commodities as well as certain swaps and options relating to such items. To the extent that such products are valued by the Investment Advisor using observable inputs (such as quotations received from the counterparty, dealers or brokers, whenever available and considered reliable) and such inputs can be corroborated by market data, OTC Derivatives are classified within Level 2 of the fair value hierarchy. If a significant unobservable input is required to value the OTC Derivative, then such asset or liability may be categorized in Level 3 of the fair value hierarchy.

There were no Level 3 securities held by the Fund as of and for the year ended December 31, 2014. There were no transfers between levels during the year ended December 31, 2014.

For detailed information regarding the valuation of the Fund’s investments by the fair value hierarchy levels and industry classification as of December 31, 2014, refer to the schedule of investments.

28

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

6. Risk Management

In the ordinary course of business, the Fund manages a variety of risks, including market risk, credit risk and liquidity risk.

Market risk represents the risk of potential adverse changes to the fair value of financial instruments and their Derivatives as a result of changes in market conditions. The Fund’s exposure to market risk is determined by a number of factors, including changes in interest rates, equity prices, commodities, credit spreads, foreign currency exchange rates and market volatility. The Investment Advisor closely monitors the Fund’s portfolio and position exposure within predetermined risk limits.

Credit risk is the risk that counterparties may fail to fulfill their obligations or that the value of the collateral posted by such counterparties becomes inadequate. The Fund attempts to limit its credit risk by monitoring the credit worthiness of its counterparties, requiring additional collateral where appropriate, and using master netting arrangements where practical.

Liquidity risk arises in the general funding of the Fund’s trading activities. It includes the risk of not being able to fund trading activities at settlement dates and liquidate positions in a timely manner at a reasonable price. The Fund manages its liquidity risk by investing primarily in marketable securities and other actively traded financial instruments and financing such trading activities using traditional margin arrangements with its prime brokers.

The Fund invests in securities and other instruments of issuers located in non-U.S. jurisdictions which involve special risks and considerations. These risks include devaluation of currency, and potential adverse political and economic developments in these regions which could adversely affect the liquidity or value, or both, of these securities.

The Fund invests on a leveraged basis through the significant degree of leverage typically embedded in the Derivatives in its portfolio.

7. Derivative Contracts

Typically, Derivatives serve as components of the Fund’s investment strategies and are utilized primarily to structure investments to economically match the investment objectives of the Fund, as well as to minimize certain risks. These Derivatives can be exchange-traded or OTC.

29

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

7. Derivative Contracts (continued)

Futures contracts represent future commitments to purchase or sell a specified amount of a particular security, index, instrument, or basket of instruments at specific terms on a stipulated future date. Futures contain varying degrees of off-balance sheet risk whereby changes in the market values of the underlying financial instruments, and thus the futures themselves, may be in excess of the amounts shown in the statement of financial condition. Futures contracts are executed on an exchange, and cash settlement is made on a daily basis for market movements.

The Fund may enter into various swap contracts. A swap is an agreement that obligates two parties to exchange a cash flow (or series of cash flows) at specified intervals based upon changes for a specified amount of an underlying asset or a risk factor related to the underlying asset, such as interest rates, default, variance or correlation. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Amounts received or paid would be recorded as realized gains or losses, respectively, in the statement of operations.

The Fund purchases and sells (writes) options. As a purchaser of an option, the Fund pays a premium at the outset. The market risk associated with the purchase of a put or call option is limited to the premium originally paid. The premium received by the Fund upon writing an option contract is recorded as a liability in the statement of financial condition and is thereafter valued at fair value. During the year, the Fund wrote put and call options which may require it to purchase or sell certain investments if the written options are exercised against the Fund by the option holder. In writing an option, the Fund bears the market risk of an unfavorable change in the financial instrument underlying the written option. The exercise of an option written by the Fund could result in the Fund buying or selling a financial instrument at a price higher or lower than the current market value, respectively.

30

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

7. Derivative Contracts (continued)

As of December 31, 2014, the following options written included in derivative contracts, at fair value in the Fund’s statement of financial condition:

Options Written	Expiration Date	Premiums Received	Value
Put options
BP PLC, 10 contracts, 45 Strike	January 17, 2015	$1,267	$6,898
Canadian Western Bank, 6 contracts, 47.71 Strike	January 17, 2015	831	630
Canadian Western Bank, 10 contracts, 48.71 Strike	January 17, 2015	1,545	1,000
Canadian Western Bank, 100 contracts, 43.71 Strike	July 17, 2015	11,896	14,000
GameStop Corp, 10 contracts, 43 Strike	April 17, 2015	5,434	10,475
iShares iBoxx High Yield Cor, 50 contracts, 87 Strike	January 17, 2015	5,848	1,500
iShares iBoxx High Yield Cor, 100 contracts, 88 Strike	February 20, 2015	8,946	11,500
iShares iBoxx High Yield Cor, 75 contracts, 86 Strike	June 19, 2015	14,209	16,313
iShares US Real Estate ETF, 50 contracts, 45 Strike	January 15, 2016	3,198	2,250
Medallion Financial Corp, 25 contracts, 10 Strike	May 15, 2015	3,863	3,750
NextEra Energy Inc, 4 contracts, 55 Strike	January 17, 2015	216	10
Orbitz Worldwide Inc, 10 contracts, 7.5 Strike	February 20, 2015	745	300
PowerShares National AMT, 89 contracts, 25 Strike	January 17, 2015	3,423	445
PowerShares National AMT, 100 contracts, 25 Strike	April 17, 2015	5,446	4,500
ProShares Short VIX Short-Term Futures ETF, 10 contracts, 67.5 Strike	January 23, 2015	4,392	8,050
ProShares Short VIX Short-Term Futures ETF, 15 contracts, 65 Strike	March 20, 2015	15,460	15,750
ProShares UltraShort 20+ Year Treasury, 30 contracts, 48 Strike	February 20, 2015	5,618	8,205
SPDR S&P 500 ETF Trust 200 contracts, 199 Strike	January 17, 2015	31,173	21,000
SPDR S&P Oil & Gas Exploration & Production, 10 contracts, 52 Strike	January 17, 2015	3,320	4,600
United States Oil Fund LP, 25 contracts, 19.5 Strike	January 9, 2015	862	650
United States Oil Fund LP, 75 contracts, 21 Strike	January 17, 2015	7,619	8,550

31

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

7. Derivative Contracts (continued)

Options Written	Expiration Date	Premiums Received	Value
Call options
Carnival Corp, 30 contracts, 45 Strike	February 20, 2015	$5,818	$5,550
Canadian Western Bank, 47 contracts, 48.71 Strike	January 17, 2015	3,668	235
Canadian Western Bank, 25 contracts, 46.71 Strike	April 17, 2015	5,362	3,938
Chicago Board Options Exchange, 100 contracts, 40 Strike	February 18, 2015	6,346	3,600
GameStop Corp, 10 contracts, 44 Strike	April 17, 2015	4,765	585
General Motors Co, 150 contracts, 55 Strike	January 15, 2016	2,376	2,250
iShares iBoxx High Yield Cor, 65 contracts, 89 Strike	January 17, 2015	7,826	7,865
iShares iBoxx High Yield Cor, 50 contracts, 90 Strike	January 17, 2015	4,473	3,000
Intel Corp, 70 contracts, 37 Strike	February 20, 2015	11,512	6,615
Kinder Morgan Inc, 25 contracts, 40 Strike	January 17, 2015	5,672	6,388
Kinder Morgan Inc, 50 contracts, 42.5 Strike	January 17, 2015	5,658	3,250
Medallion Financial Corp, 25 contracts, 10 Strike	May 15, 2015	3,384	2,200
Orbitz Worldwide Inc, 10 contracts, 9 Strike	February 20, 2015	695	400
PowerShares National AMT, 9 contracts, 25 Strike	January 17, 2015	346	405
PowerShares National AMT, 100 contracts, 25 Strike	April 17, 2015	4,446	5,250
ProShares Short VIX Short-Term Futures ETF, 10 contracts, 70.5 Strike	January 23, 2015	4,008	1,150
ProShares Short VIX Short-Term Futures ETF, 15 contracts, 65 Strike	March 20, 2015	14,115	9,750
United States Oil Fund LP, 25 contracts, 20.5 Strike	January 9, 2015	887	1,250
United States Oil Fund LP, 15 contracts, 19 Strike	January 17, 2015	1,912	2,550
United States Oil Fund LP, 25 contracts, 21 Strike	January 17, 2015	2,743	1,275
United States Oil Fund LP, 50 contracts, 22 Strike	January 17, 2015	4,653	1,200
Viacom Inc, 30 contracts, 77.5 Strike	February 20, 2015	9,509	5,775
Zions Bancorporation, 100 contracts, 29 Strike	April 17, 2015	12,711	11,900
Total options written		$258,196	$226,757

32

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

7. Derivative Contracts (continued)

Written options activity for the year ended December 31, 2014 was as follows:

	Number of
	Contracts	Premiums Received
Options outstanding at January 1, 2014	659	$196,071
Options written	6,932	713,671
Options terminated in closing purchase transactions	(4,189)	(651,544)
Options expired prior to exercise	(1,362)	–
Options outstanding at December 31, 2014	2,040	$258,198

As of December 31, 2014, the total notional value of options written was $12,450,648 with a fair value of $(226,757), all of which is reflected as a liability in the statement of financial condition. The written put and call options have exercise and expiration dates ranging from January 9, 2015 to January 15, 2016.

The Fund may enter into Derivatives with counterparties that are subject to bilateral collateral arrangements. The Fund monitors the fair value of its Derivatives and may post or receive cash collateral as negotiated with counterparties. At December 31, 2014, the Fund did not pledge any collateral to various counterparties for Derivatives. Receivables and payables, are reported net by counterparty, provided a legally enforceable master netting arrangement exists.

Assets and liabilities included in the table below represent the Fund’s fair value on certain Derivatives at December 31, 2014. These assets and liabilities do not represent the maximum credit risk to the Fund due to the existence of netting agreements.

The following table sets forth the gross fair value of derivative assets and liabilities contracts by major risk type as of December 31, 2014 in accordance with ASC 815 (Derivatives and Hedging). The fair values of these Derivatives are presented on a gross basis, even when the Derivatives are subject to master netting agreements and qualify for net presentation in accordance with GAAP. In addition, any cash collateral payables and receivables associated with Derivatives have not been added or netted against the fair value amounts. The table also includes information on the volume of Derivative activity open at December 31, 2014, as indicated under the column titled Notional Value.

33

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

7. Derivative Contracts (continued)

As of December 31, 2014, the following Derivatives are included in derivative contracts, at fair value in the Fund’s statement of financial condition:

		Fair Value as of December 31, 2014
Risk Category	Derivative Contract	Assets	Liabilities	Notional Value

Commodity Risk	Options Contracts	$360	$–	$190,000
Equity Risk	Index Futures	22,039	1,000	578,552
Equity Risk	Rights	2,362	–	3,000
Equity Risk	Options Contracts	203,013	226,757	25,730,303
Equity Risk	Warrants	571,626	174,870	14,258,439
Interest Rate Risk	Interest Rate Futures	–	234	237,859
		$799,400	$402,861

Netting		(1,234)	(1,234)

Carrying value of derivatives in the statement of financial condition		$798,166	$401,627

Gross amounts not offset in the statement of financial condition

Cash collateral offset		–	–

Net amounts		$798,166	$401,627

34

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

7. Derivative Contracts (continued)

The following table sets forth by major risk type the Fund’s gains/(losses) related to the derivative activities for the year ended December 31, 2014. The realized gain/(loss) below is included in the net realized loss from derivative contracts in the statement of operations. The change in unrealized appreciation/depreciation below is included in net change in unrealized appreciation/depreciation on derivative contracts in the statement of operations.

			Net Change in
			Unrealized
		Net Realized	Appreciation/
Risk Category	Derivative Contract	Gain/(Loss)	Depreciation

Commodity Risk	Commodity Futures	$9,762	$–
Commodity Risk	Options Contracts	(9,396)	(10,240)
Equity Risk	Equity Swaps	(5,938)	–
Equity Risk	Index Futures	21,400	21,039
Equity Risk	Options Contracts	65,804	(18,204)
Equity Risk	Rights	1,198	(353)
Equity Risk	Warrants	(218,478)	(12,431)
Foreign Exchange Risk	Currency Futures	7,875	(220)
Foreign Exchange Risk	Options Contracts	(12,050)	1,477
Interest Rate Risk	Interest Rate Futures	2,890	(1,992)
		$(136,933)	$(20,924)

The International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) governing the Fund’s derivative instruments contain provisions that, upon the occurrence of certain specified credit risk-related events could give the Fund’s trading counterparty the right to demand additional collateral or the right to terminate all open derivative instruments subject to an ISDA Master Agreement. These events, which are defined by the ISDA Master Agreements, are primarily related to the performance and/or net asset value of the Fund and are triggered at any time the Fund does not maintain a predetermined level of net assets or if the Fund experiences a performance related decline in net asset value over predetermined periods, such as 1-month, 3-month and 12-month periods.

As of December 31, 2014, there were no Derivatives executed pursuant to ISDA Master Agreements with credit risk-related contingent features with an aggregate fair value in a net liability position. The Fund reduces its credit risk in its OTC contracts by entering into netting agreements, whenever possible, that incorporate the right of set off across Derivatives with the same counterparty.

35

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

8. Guarantees

The maximum payout for written put options is limited to the number of contracts written and the related strike prices, and the maximum payout for written call options is contingent upon the market price of the underlying security at the date of a payout event. At December 31, 2014, the Fund had a maximum payout amount of $7,861,686 relating to written put option contracts with a fair value of $140,376, which will expire in less than one month to approximately 13 months from the statement of financial condition date. The maximum payout amount would be offset by the subsequent sale of securities obtained via the execution of a payout event.

9. Financial Instruments with Off-Balance Sheet Risk

In the normal course of its business, the Fund trades various financial instruments and enters into various investment activities with off-balance sheet risk. These financial instruments include securities sold, but not yet purchased and Derivatives. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market values of the securities underlying the financial instruments or fluctuations in interest rates, credit spreads, commodities, volatility and foreign currency exchange rates may exceed the amounts recognized in the statement of financial condition.

For foreign currency forward contracts and swaps, the Fund is subject to the market risk associated with changes in the value of underlying currency or security, as well as the risk of losing unrealized gains from the potential inability of counterparties performing under the terms of the contracts. For foreign currency forward contracts and swaps, the unrealized gain or loss, rather than the contract amount, represents the approximate future cash to be received and paid, respectively.

After taking into effect the offsetting permitted under ASC 815-10, the Fund views its credit exposure to be $Nil at December 31, 2014, which represents the net fair value of all OTC contracts by counterparty for which the Fund is in a net asset position. The credit exposure amount does not include the offsetting effects of collateral held or pledged, as the Fund has elected not to adopt this provision of ASC 815-10. ASC 815-10 permits offsetting of fair value amounts recognized for multiple Derivatives executed with the same counterparty under a master netting arrangement and fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) arising from the same master netting arrangement as the Derivatives.

36

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

9. Financial Instruments with Off-Balance Sheet Risk (continued)

Securities sold, but not yet purchased represent obligations of the Fund to make future delivery of specific securities and correspondingly, create an obligation to purchase the securities at prevailing market prices. As such, the future satisfaction of these obligations may be at amounts greater than that recorded in the statement of financial condition. The ultimate gain or loss depends upon the prices at which the financial instruments are purchased to settle the Fund’s obligation under the purchase commitment. Securities sold, but not yet purchased are collateralized by certain of the Fund’s securities and cash.

10. Capital Contributions and Withdrawals

With prior approval of the Investment Advisor, a member may make additional capital contributions on the first business day of any month. A member may make withdrawals upon at least 15 days prior written notice to the Administrator, as of the last day of any calendar month.

There is no lock-up period applicable to Capital Contributions or “gate” applicable to Withdrawals.

The Manager, in its sole discretion, may permit withdrawals at other times or otherwise modify or waive the withdrawal conditions and requirements.

11. Indemnifications

The Fund enters into operating contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

37

Ionic Absolute Return Fund LLC

Notes to Financial Statements (continued)

12. Financial Highlights

The following represents the ratios to average non-managing members’ capital and total return information and other supplemental information for the year ended December 31, 2014:

Ratios to average members’ capital
Total expenses	2.41%

Net investment income	4.07%

Total return	4.03%

The financial highlights are calculated for the non-managing members taken as a whole for the year ended December 31, 2014. An individual member’s ratios and return may vary from the above based on the timing of capital contributions.

Supplemental Information: The Fund issued one of its members a nominal amount of Class A Interests subject to an annual Management Fee of 1.0%. Such member’s total return for the year relating to such fee bearing Interests was 3.00%.

13. Subsequent Events

Management has evaluated the effect of subsequent events on the Fund’s financial statements through June 15, 2015, which is the date the financial statements were available to be issued. From January 1, 2015 through June 15, 2015, the Fund recorded capital contributions of $Nil.

On or about July 1, 2015, the Fund expects to transfer all or substantially all of its assets to the American Beacon Ionic Strategic Arbitrage Fund (the “American Beacon Fund”) in a privately negotiated transaction. All of the members of the Fund will receive shares in the American Beacon Fund in proportion to their ownership interest in the Fund.

38

Ionic Absolute Return Fund LLC

(Unaudited)

Schedule of Investments

May 31, 2015

	Shares / Par Value	Cost	Level 1	Level 2	Level 3	Total Fair Value
Securities Owned	389,804,270	9,900,291	4,413,518	5,578,926	-	9,992,444
Common Stock	289,988	2,954,985	3,025,030	-	-	3,025,030
North America	236,698	2,683,565	2,698,305	-	-	2,698,305
Consumer Discretionary	14,390	561,752	574,690	-	-	574,690
Carnival Corp	4,026	184,751	186,525	-	-	186,525
Discovery Communications Inc	2,000	59,187	62,890	-	-	62,890
Lennar Corp	3,000	114,388	115,620	-	-	115,620
Toll Brothers Inc	538	19,615	19,459	-	-	19,459
Twenty-First Century Fox Inc	4,000	130,430	134,400	-	-	134,400
Viacom Inc	826	53,381	55,796	-	-	55,796
Consumer Staples	3,508	173,787	182,341	-	-	182,341
Tyson Foods Inc	3,508	173,787	182,341	-	-	182,341
Energy	12,250	91,504	90,600	-	-	90,600
AR Capital Acquisition Corp	6,250	61,594	61,500	-	-	61,500
Pacific Rubiales Energy Corp	6,000	29,910	29,100	-	-	29,100
Financials	154,539	1,316,843	1,337,414	-	-	1,337,414
AccuShares Spot CBOE VIX Up Sh	3,600	103,517	102,492	-	-	102,492
Alpine Global Premier Properti	13,200	87,568	90,816	-	-	90,816
Associated Community Bancorp Inc	57,600	144,288	156,672	-	-	156,672
Bank of America Corp	317	5,207	5,231	-	-	5,231
BlackRock Corporate High Yield	3,224	37,500	36,109	-	-	36,109
BlackRock Credit Allocation In	4,000	49,427	52,800	-	-	52,800
BlackRock Resources & Commodit	5,000	49,725	48,650	-	-	48,650
Boulevard Acquisition Corp	1	10	11	-	-	11
Cambridge Capital Acquisition	100	991	994	-	-	994
Capitol Acquisition Corp II	10,900	105,784	116,848	-	-	116,848
Citigroup Inc	2,815	134,455	152,235	-	-	152,235
Global Defense & National Secu	10,000	100,278	105,000	-	-	105,000
Hydra Industries Acquisition C	1,466	14,066	14,103	-	-	14,103
Invesco Dynamic Credit Opportu	3,958	50,370	48,011	-	-	48,011
Morgan Stanley China A Share F	3,000	104,537	105,450	-	-	105,450
Quinpario Acquisition Corp 2	50	491	491	-	-	491
ROI Acquisition Corp II	5,054	50,257	50,692	-	-	50,692
Royce Micro-Cap Trust Inc	5,722	64,614	54,359	-	-	54,359
Swiss Helvetia Fund Inc/The	4,487	59,111	55,213	-	-	55,213
Urstadt Biddle Properties Inc	3,366	54,403	57,356	-	-	57,356
Zions Bancorporation	16,679	100,244	83,881	-	-	83,881
Health Care	8,929	75,013	59,853	-	-	59,853
CorMedix Inc	5,179	45,988	31,540	-	-	31,540
Medgenics Inc	3,750	29,025	28,313	-	-	28,313
Industrials	1,000	36,105	34,080	-	-	34,080
CSX Corp	1,000	36,105	34,080	-	-	34,080
Information Technology	41,809	356,769	346,730	-	-	346,730
Global Eagle Entertainment Inc	37,877	178,888	173,098	-	-	173,098

Ionic Absolute Return Fund LLC

(Unaudited)

Schedule of Investments

May 31, 2015

Rackspace Hosting Inc	932	41,027	37,364	-	-	37,364
Yahoo! Inc	1,500	61,351	64,403	-	-	64,403
Yelp Inc	1,500	75,503	71,865	-	-	71,865
Materials	185	25,053	25,771	-	-	25,771
Sigma-Aldrich Corp	185	25,053	25,771	-	-	25,771
Technology	88	46,739	46,826	-	-	46,826
Google Inc	88	46,739	46,826	-	-	46,826
Asia and Pacific	48,665	41,938	91,747	-	-	91,747
Consumer Discretionary	40,000	6,400	4,600	-	-	4,600
KBS Fashion Group Ltd	40,000	6,400	4,600	-	-	4,600
Financials	8,665	35,538	87,147	-	-	87,147
Arowana Inc	2,500	25,088	25,250	-	-	25,250
DT Asia Investments Ltd	6,165	10,450	61,897	-	-	61,897
Europe	3,280	216,570	221,851	-	-	221,851
Consumer Discretionary	3,100	163,314	166,625	-	-	166,625
Liberty Global PLC	3,100	163,314	166,625	-	-	166,625
Health Care	180	53,256	55,226	-	-	55,226
Allergan plc	180	53,256	55,226	-	-	55,226
Latin America	1,345	12,912	13,127	-	-	13,127
Financials	1,345	12,912	13,127	-	-	13,127
Garnero Group Acquisition Co	1,345	12,912	13,127	-	-	13,127
Convertible Bonds	2,800,000	3,416,022	-	3,390,902	-	3,390,902
North America	2,000,000	2,501,533	-	2,517,203	-	2,517,203
Consumer Discretionary	200,000	381,407	-	409,780	-	409,780
Tesla Motors Inc 1.50% 06/01/2018	200,000	381,407	-	409,780	-	409,780
Energy	250,000	186,250	-	195,577	-	195,577
Cobalt International Energy Inc 3.13% 09/01/2021	250,000	186,250	-	195,577	-	195,577
Health Care	450,000	517,216	-	499,432	-	499,432
Depomed Inc 2.50% 09/01/2021	200,000	265,653	-	253,307	-	253,307
Quidel Corp 3.25% 12/15/2020	250,000	251,563	-	246,125	-	246,125
Industrials	200,000	215,582	-	233,353	-	233,353
SolarCity Corp 2.75% 11/01/2018	200,000	215,582	-	233,353	-	233,353
Information Technology	500,000	646,941	-	682,206	-	682,206
Intel Corp 3.25% 08/01/2039	100,000	153,854	-	170,125	-	170,125
Mentor Graphics Corp 4.00% 04/01/2031	200,000	259,767	-	267,884	-	267,884
NVIDIA Corp 1.00% 12/01/2018	200,000	233,320	-	244,197	-	244,197
Materials	100,000	161,137	-	159,820	-	159,820
Greenbrier Cos Inc/The 3.50% 04/01/2018	100,000	161,137	-	159,820	-	159,820
Technology	300,000	393,000	-	337,035	-	337,035
Micron Technology Inc 3.00% 11/15/2043	300,000	393,000	-	337,035	-	337,035
Asia and Pacific	400,000	437,113	-	406,981	-	406,981
Consumer Discretionary	150,000	237,113	-	207,684	-	207,684
Vipshop Holdings Ltd 1.50% 03/15/2019	150,000	237,113	-	207,684	-	207,684
Energy	250,000	200,000	-	199,297	-	199,297
Cheniere Energy Inc 4.25% 03/15/2045	250,000	200,000	-	199,297	-	199,297

Ionic Absolute Return Fund LLC

(Unaudited)

Schedule of Investments

May 31, 2015

Latin America	400,000	477,376	-	466,718	-	466,718
Information Technology	200,000	225,190	-	224,910	-	224,910
America Movil SAB de CV 0.00% 05/28/2020	200,000	225,190	-	224,910	-	224,910
Materials	200,000	252,186	-	241,808	-	241,808
Cemex SAB de CV 3.75% 03/15/2018	200,000	252,186	-	241,808	-	241,808
Exchange Traded Funds	18,630	656,171	660,429	-	-	660,429
North America	18,630	656,171	660,429	-	-	660,429
Energy	3,900	79,307	79,209	-	-	79,209
United States Oil Fund LP	3,900	79,307	79,209	-	-	79,209
Financials	11,388	402,638	398,702	-	-	398,702
ETFS Physical Platinum Shares	1,400	154,939	150,724	-	-	150,724
ETRACS Monthly Pay 2xLeveraged	6,500	137,839	136,420	-	-	136,420
Financial Select Sector SPDR F	2,116	52,187	52,054	-	-	52,054
Technology Select Sector SPDR	1,372	57,673	59,504	-	-	59,504
Funds	3,342	174,226	182,518	-	-	182,518
iShares China Large-Cap ETF	2,497	124,224	121,754	-	-	121,754
iShares MSCI USA Momentum Fact	845	50,002	60,764	-	-	60,764
Preferred Stock	23,830	1,200,371	728,059	434,833	-	1,162,892
North America	8,642	744,111	552,279	180,330	-	732,609
Consumer Staples	2,700	258,884	241,917	-	-	241,917
Post Holdings Inc	2,700	258,884	241,917	-	-	241,917
Energy	2,678	175,438	-	180,330	-	180,330
NextEra Energy Inc	2,678	175,438	-	180,330	-	180,330
Financials	2,764	284,801	285,319	-	-	285,319
Crown Castle International Corp	2,764	284,801	285,319	-	-	285,319
Utilities	500	24,988	25,043	-	-	25,043
Dominion Resources Inc/VA	500	24,988	25,043	-	-	25,043
Europe	15,188	456,260	175,780	254,503	-	430,283
Financials	5,050	231,651		254,503	-	254,503
Maiden Holdings Ltd	5,050	231,651		254,503	-	254,503
Materials	10,138	224,609	175,780		-	175,780
ArcelorMittal	10,138	224,609	175,780		-	175,780
Mortgage-Backed Securities	386,671,822	1,672,742		1,753,191	-	1,753,191
North America	386,671,822	1,672,742		1,753,191	-	1,753,191
Financials	386,671,822	1,672,742		1,753,191	-	1,753,191
Fannie Mae Interest Strip	178,242,270	91,512		68,132	-	68,132
Fannie Mae Remics	32,937,000	239,482		254,573	-	254,573
Frannie Mae Interest Strip	5,334,724	61,880		86,978	-	86,978
Freddie Mac Remics	56,252,508	179,756		221,853	-	221,853
Government National Mortgage Association	113,905,320	1,100,112		1,121,655	-	1,121,655
Securities Owned - Total	389,804,270	9,900,291	4,413,518	5,578,926	-	9,992,444

Ionic Absolute Return Fund LLC

(Unaudited)

Schedule of Investments

May 31, 2015

	Shares / Par Value	Cost	Level 1	Level 2	Level 3	Total Fair Value
Securities Sold, But Not Yet Purchased	(501,432)	(6,030,008)	(5,854,447)	(194,663)	-	(6,049,110)
Common Stock	(227,154)	(4,271,411)	(4,278,704)		-	(4,278,704)
Asia and Pacific	(6,775)	(237,283)	(207,782)		-	(207,782)
Consumer Discretionary	(6,175)	(184,320)	(154,190)		-	(154,190)
Vipshop Holdings Ltd	(6,175)	(184,320)	(154,190)		-	(154,190)
Information Technology	(600)	(52,963)	(53,592)		-	(53,592)
Alibaba Group Holding Ltd	(600)	(52,963)	(53,592)		-	(53,592)
North America	(155,375)	(3,062,353)	(3,102,908)		-	(3,102,908)
Financials	(41,743)	(531,128)	(531,587)		-	(531,587)
Associated Community Bancorp Inc	(14,621)	(279,523)	(277,360)		-	(277,360)
Bank of America Corp	(20,000)	(14,300)	(9,600)		-	(9,600)
Blue Bird Corp	(1,900)	(20,185)	(24,795)		-	(24,795)
Crown Castle International Cor	(1,826)	(148,393)	(148,910)		-	(148,910)
First Financial Bancorp	(425)	(7,546)	(7,382)		-	(7,382)
PNC Financial Services Group I	(31)	(2,969)	(2,966)		-	(2,966)
SunTrust Banks Inc	(63)	(2,702)	(2,689)		-	(2,689)
Urstadt Biddle Properties Inc	(2,877)	(55,510)	(57,885)		-	(57,885)
Materials	(12,954)	(357,321)	(372,305)		-	(372,305)
Greenbrier Cos Inc/The	(2,200)	(122,449)	(132,506)		-	(132,506)
HudBay Minerals Inc	(5,772)	(52,373)	(51,529)		-	(51,529)
US Concrete Inc	(4,982)	(182,499)	(188,270)		-	(188,270)
Consumer Discretionary	(13,841)	(368,702)	(379,954)		-	(379,954)
Chanticleer Holdings Inc	(4,823)	(18,979)	(17,749)		-	(17,749)
Discovery Communications Inc	(2,000)	(64,490)	(67,880)		-	(67,880)
General Motors Co	(168)	(6,079)	(6,043)		-	(6,043)
Lennar Corp	(2,000)	(91,316)	(93,260)		-	(93,260)
Tesla Motors Inc	(24)	(5,457)	(6,019)		-	(6,019)
Twenty-First Century Fox Inc	(4,000)	(129,094)	(133,760)		-	(133,760)
Viacom Inc	(826)	(53,287)	(55,243)		-	(55,243)
Energy	(11,769)	(317,225)	(317,551)		-	(317,551)
Cheniere Energy Inc	(1,339)	(105,285)	(101,536)		-	(101,536)
Cobalt International Energy In	(1,500)	(15,637)	(15,240)		-	(15,240)
FieldPoint Petroleum Corp	(6,978)	(15,256)	(15,003)		-	(15,003)
Kinder Morgan Inc/DE	(230)	(9,556)	(9,543)		-	(9,543)
NextEra Energy Inc	(1,722)	(171,491)	(176,229)		-	(176,229)
Funds	(720)	(56,524)	(54,180)		-	(54,180)
iShares US Real Estate ETF	(720)	(56,524)	(54,180)		-	(54,180)
Technology	(8,293)	(98,304)	(92,139)		-	(92,139)
BioTime Inc	(7,805)	(41,895)	(36,527)		-	(36,527)
Eastman Kodak Co	(400)	(8,526)	(7,624)		-	(7,624)
Google Inc	(88)	(47,883)	(47,988)		-	(47,988)
Information Technology	(43,453)	(624,523)	(636,861)		-	(636,861)
Applied DNA Sciences Inc	(10,548)	(35,248)	(27,319)		-	(27,319)
Global Eagle Entertainment Inc	(17,787)	(249,632)	(241,370)		-	(241,370)
Intel Corp	(33)	(1,181)	(1,137)		-	(1,137)
Mentor Graphics Corp	(7,840)	(181,499)	(204,702)		-	(204,702)

Ionic Absolute Return Fund LLC

(Unaudited)

Schedule of Investments

May 31, 2015

Micron Technology Inc	(345)	(12,333)	(9,636)		-	(9,636)
NVIDIA Corp	(6,900)	(144,630)	(152,697)		-	(152,697)
Consumer Staples	(7,520)	(299,490)	(322,835)		-	(322,835)
Post Holdings Inc	(4,459)	(180,189)	(192,896)		-	(192,896)
Tyson Foods Inc	(3,061)	(119,301)	(129,939)		-	(129,939)
Health Care	(13,132)	(304,267)	(278,262)		-	(278,262)
Depomed Inc	(7,788)	(176,517)	(162,458)		-	(162,458)
Quidel Corp	(5,344)	(127,750)	(115,804)		-	(115,804)
Industrials	(1,950)	(104,869)	(117,234)		-	(117,234)
SolarCity Corp	(1,950)	(104,869)	(117,234)		-	(117,234)
Europe	(46,324)	(777,512)	(782,942)		-	(782,942)
Financials	(14,620)	(167,249)	(204,388)		-	(204,388)
Maiden Holdings Ltd	(14,620)	(167,249)	(204,388)		-	(204,388)
Materials	(14,889)	(199,577)	(159,610)		-	(159,610)
ArcelorMittal	(14,889)	(199,577)	(159,610)		-	(159,610)
Consumer Discretionary	(7,387)	(374,799)	(384,719)		-	(384,719)
Carnival PLC	(4,287)	(202,036)	(206,376)		-	(206,376)
Liberty Global PLC	(3,100)	(172,763)	(178,343)		-	(178,343)
Technology	(9,428)	(35,887)	(34,225)		-	(34,225)
Koninklijke KPN NV	(9,428)	(35,887)	(34,225)		-	(34,225)
Latin America	(18,680)	(194,263)	(185,072)		-	(185,072)
Materials	(18,680)	(194,263)	(185,072)		-	(185,072)
Cemex SAB de CV	(14,230)	(143,395)	(132,339)		-	(132,339)
Tecnoglass Inc	(4,450)	(50,868)	(52,733)		-	(52,733)
Convertible Bonds	(250,000)	(177,500)		(194,663)	-	(194,663)
North America	(250,000)	(177,500)		(194,663)	-	(194,663)
Energy	(250,000)	(177,500)		(194,663)	-	(194,663)
Cobalt International Energy Inc 2.63% 12/01/2024	(250,000)	(177,500)		(194,663)	-	(194,663)
Exchange Traded Funds	(24,278)	(1,581,097)	(1,575,743)		-	(1,575,743)
North America	(24,278)	(1,581,097)	(1,575,743)		-	(1,575,743)
Financials	(16,869)	(1,332,478)	(1,332,800)		-	(1,332,800)
Consumer Staples Select Sector	(5,847)	(287,872)	(285,275)		-	(285,275)
iShares iBoxx $ High Yield Cor	(313)	(28,262)	(28,455)		-	(28,455)
ProShares Short VIX Short-Term	(1,000)	(89,144)	(88,500)		-	(88,500)
ProShares Ultra VIX Short-Term	(1,250)	(49,880)	(50,650)		-	(50,650)
SPDR Barclays Convertible Secu	(4,100)	(198,693)	(201,761)		-	(201,761)
SPDR Gold Shares	(1,350)	(154,922)	(154,035)		-	(154,035)
SPDR S&P 500 ETF Trust	(684)	(142,772)	(144,420)		-	(144,420)
SPDR S&P Homebuilders ETF	(1,100)	(40,298)	(39,534)		-	(39,534)
SPDR S&P MidCap 400 ETF Trust	(1,225)	(340,635)	(340,170)		-	(340,170)
Energy	(2,420)	(56,881)	(56,991)		-	(56,991)
United States Brent Oil Fund L	(2,420)	(56,881)	(56,991)		-	(56,991)
Funds	(4,989)	(191,738)	(185,952)		-	(185,952)
Direxion Daily Gold Miners Ind	(2,500)	(43,678)	(30,473)		-	(30,473)
iShares iBoxx $ Investment Gra	(350)	(40,710)	(41,395)		-	(41,395)
iShares JP Morgan USD Emerging	(500)	(55,297)	(56,185)		-	(56,185)
iShares MSCI Brazil Capped ETF	(39)	(1,286)	(1,259)		-	(1,259)
iShares MSCI Switzerland Cappe	(1,600)	(50,767)	(56,640)		-	(56,640)
Securities Sold, But Not Yet Purchased - Total	(501,432)	(6,030,008)	(5,854,447)	(194,663)	-	(6,049,110)

Ionic Absolute Return Fund LLC

(Unaudited)

Schedule of Investments

May 31, 2015

	Number of Contracts	Cost	Level 1	Level 2	Level 3	Total Fair Value
Derivative Contracts	166,449	783,197	855,012	21,375	-	876,387
Options Purchased	5,034	943,941	607,955		-	607,955
North America	5,034	943,941	607,955		-	607,955
Financials	2,105	404,746	250,467		-	250,467
Associated Community Bancorp Inc, 20 Strike, CALL, expires 12/18/2015	100	7,919	7,000		-	7,000
Associated Community Bancorp Inc, 20 Strike, PUT, expires 09/18/2015	100	15,669	14,750		-	14,750
Bank of America Corp, 16 Strike, PUT, expires 07/17/2015	60	2,372	1,500		-	1,500
Bank of America Corp, 22 Strike, CALL, expires 01/15/2016	100	4,169	500		-	500
Citigroup Inc, 45 Strike, PUT, expires 06/19/2015	15	2,110	53		-	53
Citigroup Inc, 57.5 Strike, CALL, expires 01/15/2016	15	5,458	3,330		-	3,330
Citigroup Inc, 85 Strike, CALL, expires 01/15/2016	57	259	114		-	114
Consumer Staples Select Sector SPDR Fund, 48 Strike, CALL, expires 06/19/2015	96	10,036	9,792		-	9,792
Deutsche X-trackers Harvest CSI 300, 39 Strike, PUT, expires 12/18/2015	40	9,802	6,400		-	6,400
Financial Select Sector SPDR Fund, 23 Strike, PUT, expires 06/19/2015	175	15,914	700		-	700
Fusionex International PLC, 40 Strike, PUT, expires 01/15/2016	115	20,185	11,155		-	11,155
Global X FTSE Greece 20 ETF, 15 Strike, CALL, expires 09/18/2015	200	18,782	15,000		-	15,000
Market Vectors Emerging Markets, 21 Strike, CALL, expires 07/17/2015	159	1,661	795		-	795
PNC Financial Servicies Group Inc, 92.5 Strike, PUT, expires 08/21/2015	40	17,446	7,120		-	7,120
ProShares Short VIX Short-Term, 85 Strike, CALL, expires 09/18/2015	30	22,644	35,700		-	35,700
SPDR Gold Shares, 126 Strike, CALL, expires 01/15/2016	40	17,986	7,440		-	7,440
SPDR S&P 500 ETF Trust, 181 Strike, PUT, expires 06/30/2015	30	15,031	300		-	300
SPDR S&P 500 ETF Trust, 181 Strike, PUT, expires 12/31/2015	25	12,089	7,613		-	7,613
SPDR S&P Homebuilders ETF, 36 Strike, CALL, expires 06/19/2015	50	6,092	2,550		-	2,550
SPDR S&P Homebuilders ETF, 36 Strike, PUT, expires 06/19/2015	50	7,255	3,000		-	3,000
SPDR S&P MidCap 400 ETF, 235 Strike, PUT, expires 09/18/2015	50	34,229	7,375		-	7,375
SPDR S&P MidCap 400 ETF, 290 Strike, CALL, expires 01/15/2016	50	32,547	30,000		-	30,000
SunTrust Banks Inc, 41 Strike, PUT, expires 07/17/2015	60	4,320	3,030		-	3,030
Vanguard Consumer Staples ETF, 130 Strike, CALL, expires 10/16/2015	318	107,696	61,215		-	61,215
Zions Bancorporation, 26 Strike, CALL, expires 07/17/2015	30	6,406	9,285		-	9,285
Zions Bancorporation, 28 Strike, PUT, expires 07/17/2015	100	6,669	4,750		-	4,750
Materials	172	47,881	29,485		-	29,485
US Concrete Inc, 35 Strike, CALL, expires 08/21/2015	1	291	385		-	385
US Concrete Inc, 35 Strike, PUT, expires 07/17/2015	1	101	150		-	150
US Concrete Inc, 35 Strike, PUT, expires 08/21/2015	87	30,627	10,440		-	10,440
US Concrete Inc, 40 Strike, CALL, expires 08/21/2015	28	3,382	4,060		-	4,060
US Concrete Inc, 40 Strike, PUT, expires 08/21/2015	25	9,264	9,500		-	9,500
US Concrete Inc, 45 Strike, CALL, expires 11/20/2015	30	4,216	4,950		-	4,950
Consumer Discretionary	246	44,845	32,063		-	32,063

Ionic Absolute Return Fund LLC

(Unaudited)

Schedule of Investments

May 31, 2015

Carnival Corp, 55 Strike, CALL, expires 01/15/2016	10	1,957	725	-	725
General Motors Co, 42 Strike, CALL, expires 01/15/2016	150	10,862	7,200	-	7,200
General Motors Co, 42 Strike, PUT, expires 06/19/2015	25	11,839	15,438	-	15,438
Tesla Motors Inc, 245 Strike, PUT, expires 06/19/2015	15	16,852	7,350	-	7,350
Toll Brothers Inc, 30 Strike, PUT, expires 09/18/2015	40	3,062	1,200	-	1,200
William Lyon Homes, 12.5 Strike, PUT, expires 08/21/2015	6	273	150	-	150
Index	695	56,134	15,950	-	15,950
Chicago Board Options Exchange SPX Volatility, 30 Strike, CALL, expires 06/17/2015	250	19,635	2,000	-	2,000
Chicago Board Options Exchange SPX Volatility, 30 Strike, CALL, expires 07/22/2015	200	11,108	5,600	-	5,600
Chicago Board Options Exchange SPX Volatility, 35 Strike, CALL, expires 06/17/2015	75	8,290	300	-	300
Chicago Board Options Exchange SPX Volatility, 35 Strike, CALL, expires 09/16/2015	150	11,331	6,000	-	6,000
Emerging Markets Equity Index Futures, 2200 Strike, CALL, expires 07/17/2015	20	5,770	2,050	-	2,050
Energy	113	20,433	28,471	-	28,471
Kinder Morgan Inc/DE, 42.5 Strike, PUT, expires 06/19/2015	73	5,921	9,016	-	9,016
Kinder Morgan Inc/DE, 47.5 Strike, PUT, expires 09/18/2015	30	13,834	19,425	-	19,425
Southwestern Energy Co, 31 Strike, CALL, expires 06/19/2015	10	678	30	-	30
Funds	395	146,371	116,049	-	116,049
iShares JP Morgan USD Emerging Markets Bond, 111 Strike, PUT, expires 07/17/2015	23	4,001	3,508	-	3,508
iShares JP Morgan USD Emerging Markets Bond, 113 Strike, PUT, expires 07/17/2015	10	2,815	2,550	-	2,550
iShares MSCI Brazil Capped ETF, 30 Strike, CALL, expires 01/15/2016	50	14,995	19,500	-	19,500
iShares MSCI Brazil Capped ETF, 30 Strike, PUT, expires 01/15/2016	50	22,263	11,750	-	11,750
iShares MSCI Brazil Capped ETF, 35 Strike, CALL, expires 01/15/2016	100	32,074	16,200	-	16,200
iShares MSCI Brazil Capped ETF, 39 Strike, PUT, expires 01/15/2016	64	54,060	52,800	-	52,800
iShares MSCI Spain Capped ETF, 36 Strike, CALL, expires 10/16/2015	95	16,152	9,738	-	9,738
iShares US Real Estate ETF, 45 Strike, PUT, expires 06/19/2015	3	11	3	-	3
Technology	1,046	186,934	110,935	-	110,935
Bionomics Ltd, 19 Strike, PUT, expires 07/17/2015	86	9,844	860	-	860
Bionomics Ltd, 21 Strike, PUT, expires 07/17/2015	100	20,412	3,250	-	3,250
Bionomics Ltd, 22 Strike, CALL, expires 07/17/2015	100	14,485	20,250	-	20,250
Bionomics Ltd, 24 Strike, CALL, expires 07/17/2015	86	6,326	7,310	-	7,310
Bionomics Ltd, 24 Strike, PUT, expires 07/17/2015	150	48,081	19,875	-	19,875
Bionomics Ltd, 25 Strike, CALL, expires 10/16/2015	150	17,331	18,000	-	18,000
Bionomics Ltd, 25 Strike, PUT, expires 10/16/2015	75	32,291	20,250	-	20,250
Bionomics Ltd, 27 Strike, PUT, expires 07/17/2015	49	25,029	17,640	-	17,640
Bionomics Ltd, 28 Strike, CALL, expires 07/17/2015	150	9,081	2,250	-	2,250
Bionomics Ltd, 30 Strike, CALL, expires 07/17/2015	100	4,054	1,250	-	1,250
Information Technology	202	30,415	15,835	-	15,835
Global Eagle Entertainment Inc, 12.5 Strike, PUT, expires 08/21/2015	47	6,605	2,585	-	2,585
Global Eagle Entertainment Inc, 17.5 Strike, CALL, expires 11/20/2015	50	2,277	1,875	-	1,875
Intel Corp, 37 Strike, PUT, expires 06/19/2015	35	14,544	8,610	-	8,610
Micron Technology Inc, 27 Strike, PUT, expires 06/19/2015	70	6,989	2,765	-	2,765
Health Care	10	3,705	6,950	-	6,950
IDEXX Laboratories Inc, 130 Strike, CALL, expires 06/19/2015	10	3,705	6,950	-	6,950
Industrials	50	2,477	1,750	-	1,750
SolarCity Corp, 20 Strike, PUT, expires 01/15/2016	50	2,477	1,750	-	1,750

Ionic Absolute Return Fund LLC

(Unaudited)

Schedule of Investments

May 31, 2015

Options Written	(3,541)	(677,794)	(470,255)	-	(470,255)
North America	(3,541)	(677,794)	(470,255)	-	(470,255)
Financials	(1,654)	(294,686)	(247,764)	-	(247,764)
Bank of America Corp, 16 Strike, CALL, expires 07/17/2015	(60)	(4,528)	(4,500)	-	(4,500)
Canadian Western Bank, 43.71 Strike, PUT, expires 07/17/2015	(100)	(11,896)	(2,500)	-	(2,500)
Canadian Western Bank, 45.71 Strike, PUT, expires 07/17/2015	(100)	(11,446)	(2,500)	-	(2,500)
Consumer Staples Select Sector SPDR Fund, 47 Strike, CALL, expires 09/18/2015	(20)	(4,329)	(4,760)	-	(4,760)
Consumer Staples Select Sector SPDR Fund, 48 Strike, CALL, expires 01/15/2016	(567)	(153,714)	(125,307)	-	(125,307)
Consumer Staples Select Sector SPDR Fund, 49 Strike, CALL, expires 07/17/2015	(27)	(2,631)	(1,499)	-	(1,499)
Deutsche X-trackers Harvest CSI 300, 45 Strike, CALL, expires 12/18/2015	(20)	(9,644)	(15,600)	-	(15,600)
Global X FTSE Greece 20 ETF, 18 Strike, CALL, expires 09/18/2015	(200)	(8,142)	(5,500)	-	(5,500)
Market Vectors Emerging Markets, 20 Strike, PUT, expires 07/17/2015	(100)	(5,946)	(5,000)	-	(5,000)
Market Vectors Emerging Markets, 21 Strike, PUT, expires 07/17/2015	(59)	(6,020)	(7,818)	-	(7,818)
Peritus High Yield ETF, 40 Strike, PUT, expires 07/17/2015	(1)	(74)	(45)	-	(45)
Peritus High Yield ETF, 41 Strike, PUT, expires 07/17/2015	(50)	(5,460)	(3,625)	-	(3,625)
PNC Financial Servicies Group Inc, 92.5 Strike, CALL, expires 08/21/2015	(40)	(12,001)	(18,000)	-	(18,000)
SPDR Gold Shares, 105 Strike, PUT, expires 01/15/2016	(20)	(6,614)	(5,020)	-	(5,020)
SunTrust Banks Inc, 42 Strike, CALL, expires 07/17/2015	(60)	(8,696)	(9,120)	-	(9,120)
Technology Select Sector SPDR Fund, 40 Strike, CALL, expires 01/15/2016	(50)	(15,709)	(21,000)	-	(21,000)
Technology Select Sector SPDR Fund, 40 Strike, PUT, expires 01/15/2016	(50)	(15,942)	(6,025)	-	(6,025)
Zions Bancorporation, 29 Strike, CALL, expires 07/17/2015	(130)	(11,894)	(9,945)	-	(9,945)
Consumer Discretionary	(175)	(20,877)	(17,278)	-	(17,278)
General Motors Co, 55 Strike, CALL, expires 01/15/2016	(150)	(2,376)	(600)	-	(600)
Lennar Corp, 50 Strike, CALL, expires 08/21/2015	(10)	(4,245)	(1,040)	-	(1,040)
Tesla Motors Inc, 245 Strike, CALL, expires 06/19/2015	(15)	(14,256)	(15,638)	-	(15,638)
Index	(61)	(96,668)	(59,038)	-	(59,038)
Emerging Markets Equity Index Futures, 1800 Strike, PUT, expires 09/18/2015	(13)	(21,288)	(7,150)	-	(7,150)
Emerging Markets Equity Index Futures, 1870 Strike, PUT, expires 12/18/2015	(6)	(19,350)	(10,950)	-	(10,950)
Emerging Markets Equity Index Futures, 1900 Strike, PUT, expires 06/19/2015	(5)	(6,000)	(300)	-	(300)
Emerging Markets Equity Index Futures, 1920 Strike, PUT, expires 06/19/2015	(4)	(5,350)	(300)	-	(300)
Emerging Markets Equity Index Futures, 2000 Strike, PUT, expires 07/17/2015	(20)	(12,480)	(14,500)	-	(14,500)
Emerging Markets Equity Index Futures, 2190 Strike, CALL, expires 12/18/2015	(13)	(32,200)	(25,838)	-	(25,838)
Energy	(964)	(189,234)	(106,269)	-	(106,269)
Kinder Morgan Inc/DE, 42.5 Strike, CALL, expires 06/19/2015	(20)	(3,416)	(430)	-	(430)
United States Oil Fund LP, 17 Strike, CALL, expires 07/17/2015	(85)	(15,154)	(29,750)	-	(29,750)
United States Oil Fund LP, 17 Strike, PUT, expires 07/17/2015	(110)	(17,140)	(1,430)	-	(1,430)
United States Oil Fund LP, 18 Strike, PUT, expires 07/17/2015	(90)	(16,451)	(2,160)	-	(2,160)
United States Oil Fund LP, 19 Strike, CALL, expires 07/17/2015	(60)	(13,407)	(10,500)	-	(10,500)
United States Oil Fund LP, 19 Strike, PUT, expires 07/17/2015	(110)	(26,248)	(5,060)	-	(5,060)
United States Oil Fund LP, 20 Strike, CALL, expires 07/17/2015	(110)	(16,556)	(12,210)	-	(12,210)
United States Oil Fund LP, 22 Strike, CALL, expires 07/17/2015	(185)	(10,355)	(5,735)	-	(5,735)
United States Oil Fund LP, 22 Strike, PUT, expires 07/17/2015	(194)	(70,507)	(38,994)	-	(38,994)
Technology	(431)	(43,155)	(21,218)	-	(21,218)
BioTime Inc, 5 Strike, CALL, expires 06/19/2015	(174)	(12,132)	(2,610)	-	(2,610)
BioTime Inc, 5 Strike, CALL, expires 09/18/2015	(230)	(26,791)	(15,525)	-	(15,525)

Ionic Absolute Return Fund LLC

(Unaudited)

Schedule of Investments

May 31, 2015

BioTime Inc, 7.5 Strike, CALL, expires 09/18/2015	(12)	(640)	(420)	-	(420)
Eastman Kodak Co, 17.5 Strike, CALL, expires 07/17/2015	(15)	(3,592)	(2,663)	-	(2,663)
Information Technology	(71)	(7,855)	(9,485)	-	(9,485)
InterCloud Systems Inc, 5 Strike, CALL, expires 12/18/2015	(1)	(127)	(35)	-	(35)
Micron Technology Inc, 27 Strike, CALL, expires 06/19/2015	(70)	(7,728)	(9,450)	-	(9,450)
Health Care	(175)	(24,324)	(8,813)	-	(8,813)
CorMedix Inc, 7.5 Strike, CALL, expires 09/18/2015	(50)	(10,473)	(4,125)	-	(4,125)
Medgenics Inc, 7.5 Strike, CALL, expires 06/19/2015	(125)	(13,851)	(4,688)	-	(4,688)
Utilities	(10)	(995)	(390)	-	(390)
The Southern Co, 43 Strike, PUT, expires 06/19/2015	(10)	(995)	(390)	-	(390)
Warrants	184,900	512,925	692,804	-	692,804
Asia and Pacific	10,000	2,950	2,500	-	2,500
Financials	10,000	2,950	2,500	-	2,500
Delta Technology Holdings Ltd	10,000	2,950	2,500	-	2,500
North America	169,050	487,783	667,255	-	667,255
Financials	(74,838)	59,479	80,990	-	80,990
Bank of America Corp	(7,200)	(54,251)	(40,680)	-	(40,680)
Citigroup Inc	(100,000)	(58,999)	(67,390)	-	(67,390)
First Financial Bancorp	500	2,965	2,905	-	2,905
PNC Financial Services Group Inc/The	4,500	117,016	128,250	-	128,250
SunTrust Banks Inc	9,862	48,493	54,142	-	54,142
Valley National Bancorp	17,500	4,255	3,763	-	3,763
Materials	37,773	98,782	324,613	-	324,613
HudBay Minerals Inc	14,329	16,035	16,910	-	16,910
US Concrete Inc	23,444	82,747	307,703	-	307,703
Consumer Discretionary	32,149	20,239	11,622	-	11,622
CEL-SCI Corp	20,000	11,601	4,000	-	4,000
Chanticleer Holdings Inc	13,325	9,393	8,528	-	8,528
General Motors Co	(1,176)	(755)	(906)	-	(906)
Energy	57,369	107,432	68,313	-	68,313
FieldPoint Petroleum Corp	42,260	41,654	9,086	-	9,086
Kinder Morgan Inc/DE	15,109	65,778	59,227	-	59,227
Technology	57,439	134,012	116,760	-	116,760
BioTime Inc	54,819	121,660	104,156	-	104,156
Eastman Kodak Co	2,620	12,352	12,604	-	12,604
Information Technology	41,058	42,253	34,233	-	34,233
Applied DNA Sciences Inc	19,723	29,911	19,427	-	19,427
DragonWave Inc	10,000	450	482	-	482
InterCloud Systems Inc	130	279	196	-	196
RMG Networks Holding Corp	6,250	4,156	502	-	502
Solar3D Inc	4,955	7,457	13,626	-	13,626
Health Care	8,100	18,036	16,224	-	16,224
Capnia Inc	1,875	2,623	1,875	-	1,875
Medgenics Inc	6,225	15,413	14,349	-	14,349
Industrials	10,000	7,550	14,500	-	14,500

Ionic Absolute Return Fund LLC

(Unaudited)

Schedule of Investments

May 31, 2015

Blue Bird Corp	10,000	7,550	14,500		-	14,500
Latin America	5,850	22,192	23,049		-	23,049
Materials	5,850	22,192	23,049		-	23,049
Tecnoglass Inc	5,850	22,192	23,049		-	23,049
Futures Contracts – Long Exposure	79	-	(5,341)		-	(5,341)
North America	5	-	(2,807)		-	(2,807)
Index	5	-	(2,807)		-	(2,807)
E-MINI S&P 500 STOCK INDEX JUN '15 CME	4	-	(3,987)		-	(3,987)
Russell 2000 Mini Jun15	1	-	1,180		-	1,180
Europe	74	-	(2,534)		-	(2,534)
Index	74	-	(2,534)		-	(2,534)
VSTOXX Mini Futur Aug15	20	-	(1,648)		-	(1,648)
VSTOXX Mini Futur Jan16	4	-	132		-	132
VSTOXX Mini Futur Jun15	10	-	2,158		-	2,158
VSTOXX Mini Futur Nov15	20	-	(1,099)		-	(1,099)
VSTOXX Mini Futur Oct15	20	-	(2,077)		-	(2,077)
Futures Contracts – Short Exposure	(23)	-	26,213		-	26,213
North America	(22)	-	21,587		-	21,587
Government	(1)	-	(375)		-	(375)
5 Year U.S. Treasury Note	(1)	-	(375)		-	(375)
Index	(21)	-	21,962		-	21,962
CBOE VIX Future Jun15	(8)	-	629		-	629
CBOE VIX Future Nov15	(2)	-	2,550		-	2,550
CBOE VIX Future Oct15	(2)	-	4,170		-	4,170
CBOE VIX FutureAug15	(2)	-	7,350		-	7,350
E-MINI S&P 500 STOCK INDEX SEP '15 CME	(7)	-	7,263		-	7,263
Europe	(1)	-	4,626		-	4,626
Foreign Exchange	(1)	-	4,626		-	4,626
Currency Future EUR/CHF Jun15	(1)	-	4,626		-	4,626
Total Return Swap Contracts – Short Exposure	(25,000)	-		21,375	-	21,375
North America	(25,000)	-		21,375	-	21,375
Financials	(12,500)	-		375	-	375
Associated Community Bancorp Inc	(12,500)	-		375	-	375
Materials	(12,500)	-		21,000	-	21,000
US Concrete Inc	(12,500)	-		21,000	-	21,000
Rights	5,000	4,125	3,636		-	3,636
Europe	5,000	4,125	3,636		-	3,636
Health Care	5,000	4,125	3,636		-	3,636
Sanofi	5,000	4,125	3,636		-	3,636
Derivative Contracts - Total	166,449	783,197	855,012	21,375	-	876,387

APPENDIX A

AMERICAN BEACON ADVISORS, INC.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of American Beacon Advisors, Inc. ("AmBeacon"). AmBeacon's proxy voting policies and procedures are designed to implement AmBeacon's duty to vote proxies in clients' best interests. Given that AmBeacon manages portfolios that invest solely in fixed-income securities, the only securities for which we expect to receive proxies are money market mutual funds. As such, the proxy voting policies and procedures set forth voting guidelines for the proxy issues and proposals common to money market funds.

For routine proposals that will not change the structure, bylaws or operations of the money market fund, AmBeacon's policy is to support management; however, each proposal will be considered individually focusing on the financial interests of the client portfolio. Non-routine proposals, such as board elections, advisory contract and distribution plan approvals, investment objective changes, and mergers, will generally be reviewed on a case-by-case basis with AmBeacon first and foremost considering the effect of the proposal on the portfolio.

Items to be evaluated on a case-by-case basis and proposals not contemplated in the policies set forth above will be assessed by AmBeacon. In these situations, AmBeacon will use its judgment to vote in the best interest of the client portfolio. For all proposals, especially controversial or case-by-case evaluations, AmBeacon will be responsible for individually identifying significant issues that could impact the investment performance of the portfolio.

AmBeacon manages portfolios for the American Beacon Funds (the "Beacon Funds") and the American Beacon Select Funds (the "Select Funds"). AmBeacon may invest a Beacon Fund in shares of one or more Select Funds. If a Select Fund solicits a proxy for which a Beacon Fund is entitled to vote, AmBeacon's interests as manager of the Select Fund seeking shareholder votes may conflict with the interests of the Beacon Fund as shareholder of the Select Fund. To avoid the appearance of a conflict of interests in these cases, AmBeacon will vote the Beacon Fund's shares in accordance with the Beacon Fund's Board of Trustees' recommendations in the proxy statement.

AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS

PROXY VOTING POLICY AND PROCEDURES

Last Amended July 1, 2012

Preface

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of shareholders of the American Beacon Funds and the American Beacon Select Funds (collectively, the "Funds"). Therefore, these Proxy Voting Policy and Procedures (the "Policy") have been adopted by the Funds.

The Funds are managed by American Beacon Advisors, Inc. (the "Manager"). The Manager allocates discrete portions of the American Beacon Funds among sub-advisors, but the Manager may directly manage all or a portion of the assets of certain Funds directly. The Funds' Boards of Trustees have delegated proxy voting authority to the Manager. The Manager has in turn delegated proxy voting authority to each sub-advisor with respect to the sub-advisor's respective portion of the Fund(s) under management, but the Manager has retained the authority to override a proposed proxy voting decision by a sub-advisor. For the securities held in their respective portion of each Fund, the Manager and the sub-advisors make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the applicable Fund and approved by the applicable Fund's Board of Trustees.

Conflicts of Interest

The Board of Trustees seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the interests of the Manager, the sub-advisors and/or their affiliates may differ from Fund shareholders' interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the sub-advisors are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.

When a sub-advisor deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Boards of Trustees to consider any such matters and provide voting instructions to the sub-advisor, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will vote in accordance with the recommendation of a third-party proxy voting advisory service.

Each American Beacon Fund has the ability to invest in the shares of any of the American Beacon Select Funds. For example, the American Beacon High Yield Bond Fund may purchase shares of the American Beacon Money Market Select Fund. If the American Beacon Money Market Select Fund issues a proxy for which the American Beacon High Yield Bond Fund is entitled to vote, the Manager's interests regarding the Money Market Fund might appear to conflict with the interests of the shareholders of the High Yield Bond Fund. In these cases, the Manager will vote in accordance with the American Beacon Select Funds Board of Trustees' recommendations in the proxy statement.

If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.

34

Securities on Loan

The Manager shall engage a proxy voting service to notify the Manager before the record date about the occurrence of future shareholder meetings, as feasible. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of the Manager or the sub-advisor, as applicable, voting such shares. The Manager's determination shall be based on factors which may include the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer's outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.

Recordkeeping

The Manager and the sub-advisors shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm's proxy voting policies and procedures company reports provided by proxy voting advisory services, additional information gathered by the Manager or sub-advisor that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the sub-advisors shall maintain voting records in a manner to facilitate the Funds' production of the Form N-PX filing on an annual basis.

Disclosure

The Manager will coordinate the compilation of the Funds' proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and/or the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, in each Fund's Statement of Additional Information ("SAI"). In each Fund's annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and/or the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds' website (if applicable), and c) on the SEC's website in the SAI. The SAI and shareholder reports will also disclose that the Funds' proxy voting record is available by toll-free telephone request (or on the Funds' website) and on the SEC's website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

Manager Oversight

The Manager shall review a sub-advisor's proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority and on at least an annual basis thereafter.

Board Oversight

On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Manager will notify the Boards of Trustees of any material changes to its proxy voting policies and procedures.

35

APPENDIX B

IONIC CAPITAL MANAGEMENT LLC

PROXY VOTING POLICY

Purpose and Scope

The purpose of this policy and its related procedures regarding proxy voting (this "Policy") is to establish guidelines regarding proxies in respect of Client securities and for which the Company has been delegated voting authority. This Policy and the guidelines regarding proxies are reasonably designed to conform with the requirements of applicable law.

General Policy

Rule 206(4)-6 under the Advisers Act requires a registered investment adviser that exercises proxy voting authority over client securities to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies related to Client securities in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting policies and procedures to Clients, and provide copies of such policies and procedures upon request by such Clients; and (iv) disclose to Clients how they may obtain information from the investment adviser about how the adviser voted with respect to their securities. The Company is committed to implementing policies and procedures that conform to the requirements of the Advisers Act. To that end, it has implemented this Policy to facilitate the Company's compliance with Rule 206(4)-6 and to ensure that proxies related to Client securities are voted (or not voted) in accordance with the best interests of its Clients.

Proxy Voting Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises its authority to vote Client proxies to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes Client proxies in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to clients, and provide copies of such procedures upon request by such clients; and (iv) disclose to clients how they may obtain information from the investment adviser about how the adviser voted their proxies.

This Policy and applicable law require the Company to act in the best interest of its Clients when exercising proxy voting authority in respect of Client securities. The Company shall monitor corporate events and vote proxies on behalf of each Client that has expressly or implicitly authorized the Company to do so. If the Company accepts proxy voting authority from a Client, the Company shall dutifully analyze the issues involved with shareholder votes, evaluate the probable impact on corporate operations, and vote proxies in what it views to be in accordance with the best interest of its Clients. The Company will not put its own interests ahead of a Client's interests at any time, and will resolve any potential conflicts between its interests and those if its Clients in favor of its Clients.

These policies and procedures do not mandate that the Company vote every proxy that it receives in regard to Client securities. There may be circumstances when refraining from voting a proxy is in a Client's best interest, such as when and if the Company determines that the costs of voting the proxy exceeds the expected benefit(s) to the Client (such costs may include the value of Company time). Further, the Company will not vote proxies for which a Client has expressly retained voting authority. Accordingly, when the Company has the discretionary authority to vote the proxies of Client securities and determines that it is in the best interest of its Clients to do so, it will vote those proxies in the best interest of its Clients and in accordance with this Policy.

Proxy Voting

Procedures

The Chief Compliance Officer shall be primarily responsible for ensuring that the Company votes proxies in accordance with this Policy. For each proxy received by the Company on behalf of a Client that has granted the Company authority to vote such proxy, the Company shall:

(i) log the receipt of the proxy materials received, and the nature of whether and how such proxies were voted;

(ii) determine whether the Client that is the beneficial owner of the securities subject to the proxy has expressly retained proxy voting authority;

(iii) confirm that the proxy materials received relate to the correct number of shares, as of the record date;

(iv) attempt to identify any relationship between the issuer and any of its affiliates and the Company (including its principals and employees), Clients and investors in Clients, to the extent possible; and, if any relationship is identified, notify the Chief Compliance Officer of such relationship so it may be determined whether a material conflict of interests exists or may result in connection with voting on the matter presented to shareholders in the proxy;

(v) if necessary, resolve any such material conflict in accordance with the procedures, discussed below under "Conflicts of Interest", established by this Policy; and

(vi) vote (or abstain from voting) on all mandatory or appropriate matters presented in such proxies in a timely and appropriate manner in compliance with the proxy voting guidelines attached as EXHIBIT A hereto.

The Company may retain a third party to assist it in coordinating and voting proxies with respect to Client securities (which may include the Client's prime broker(s)). If so, the Chief Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

36

Any Company personnel that receives an inquiry directly from an issuer (or its representative) holding a proxy context must promptly notify a member of Legal and Compliance.

Conflicts of Interest

To the extent the Chief Compliance Officer determines that an actual or potential conflict of interests exists, the Chief Compliance Officer shall discuss with the Portfolio Managers such conflict of interests, including how to appropriately resolve such conflict, and whether and how the Company should vote such proxy. Due to the nature of the Company's business and its ownership, it is unlikely that conflicts of interest will arise in voting proxies of public companies and, generally, any Client security. In the event that the Chief Compliance Officer determines that the Company is facing a material conflict of interest in voting a Client's proxy (for example, where an employee of the Company may personally benefit if the proxy is voted in a certain direction), the Company will take appropriate action (such as disclosing the conflict and obtaining consent to vote) to ensure that a decision to vote the proxy, and how to vote such proxy, is made in the Client's best interest and is not the product of the conflict. In certain instances, such steps may include convening a Proxy Voting Committee, comprised of Company personnel to determine the appropriate vote, or engaging, at the expense of the Company, a third party to determine the vote that will maximize shareholder value or otherwise be in the best interest of the relevant Client.

Putative conflicts deemed by the Chief Compliance Officer to be immaterial to a shareholder vote shall not prevent the Company from voting the related proxies.

Disclosure to Clients

The Company will disclose in Part 2A of its Form ADV that Clients and their investors may contact the Chief Compliance Officer to obtain, free of charge, a copy of the Company's proxy voting policies and procedures and/or a record of proxy votes cast since the effective date of the Company's registration with the SEC. A summary of the policies and procedures set out in the Policy also is included in the Company's Private Fund Clients' offering documents and managed account agreement. Part 2A of the Company's Form ADV, as well as any offering documents and managed account agreements, will be updated whenever this Policy is revised materially.

Recordkeeping

In accordance with the recordkeeping requirements of the Advisers Act, the Company will, for a period of at least 5 years from the end of fiscal year in which the record was finalized, or such longer time as may be required under the Investment Company Act with respect to RIC Clients, maintain or have ready access to the following documents:

(i) a copy of this Policy;

(ii) to the extent practical, a copy of each proxy statement received by the Company regarding securities held on behalf of its Clients;

(iii) to the extent practical, a record of each vote cast by the Company on behalf of its Clients;

(iv) a copy of any documents prepared by the Company that were material to making a decision how to vote, or that memorialized the basis for such decision; and

(v) a copy of each written request received from a Client an investor in such Client as to how the Company voted proxies on its behalf, and a copy of any written response from the Company to any such Client or investor request for information.

To fulfill some of these recordkeeping requirements, the Company may rely on proxy statements filed on EDGAR and proxy statements and records of proxy votes cast that are maintained with a proxy voting service or other third party, provided that the Company has obtained an undertaking from such third party to provide a copy of the documents promptly upon request.

With respect to proxies voted on behalf of RIC Clients, Rule 30b1-4 requires every registered investment company (other than certain small business investment companies) to file an annual report on Form N-PX not later than August 31 of each year, containing the proxy voting record of such registered investment company for the most recent twelve-month period ended June 30. Accordingly, to the extent the Company votes proxies on behalf of RIC Clients, the Company may be required to provide certain information about how the Company voted such proxies to the investment advisor or board of directors of such RIC Client. In such circumstances, Legal and Compliance shall be responsible for ensuring that such information is maintained by the Company and provided to the appropriate parties.

EXHIBIT A

PROXY VOTING GUIDELINES FOR THE COMPANY

Each proxy issue will be considered on a case-by-case basis. The following guidelines are a partial list to be used in voting on proposals often contained in proxy statements, but will not be used as rigid rules. The voting policies below are subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated below, the Company will exercise its best judgment as a fiduciary to vote in accordance with the best interest of its Clients.

Management Proposals

The majority of votes presented to shareholders are proposals made by management, which have been approved and recommended by its board of directors. For routine matters (which generally means that such matter will not measurably change the structure, management, control or operation of the company and are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company), the Company will vote in accordance with the recommendation of the company's management, unless, in the Company's opinion, such recommendation is not in the best interest of its Clients. Generally, in the absence of any unusual or non-routine information, the following items are likely to be supported:

■

Ratification of appointment of independent auditors

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■

General updating/corrective amendments to charter

■

Increase in common share authorization for a stock split or share dividend

■

Stock option plans that are incentive based and not excessive

■

Election of directors and payment of fees (unless such fees exceed market standards)

Non-routine matters may involve a variety of issues. The following items will always require company specific and case-by-case review and analysis when submitted by management to a shareholder vote:

■

Directors' liability and indemnity proposals

■

Executive compensation plans

■

Mergers, acquisitions, and other restructurings submitted to a shareholder vote

■

Anti-takeover and related provisions

■

Shareholder Proposals

Shareholder Proposals

In general, the Company will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals. However, the Company will support shareholder proposals that are consistent with the Company's proxy voting guidelines for board-approved proposals.

Generally, shareholder proposals related to the following items are supported:

■

Confidential voting

■

Bylaw and charter amendments only with shareholder approval

■

Majority of independent directors in a board

Generally, shareholder proposals related to the following items are not supported:

■

Limitations on the tenure of directors

■

Cumulative voting

■

Restrictions related to social, political, or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or vested interest impact

■

Reports that are costly to provide or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of shareholders

Abstaining from Voting or Affirmatively Not Voting

Notwithstanding the foregoing, the Company may abstain from voting (which generally requires submission of the proxy voting card) or decide not to vote if the Company determines that abstaining or not voting is in the best interest of its Client. Factors that may be considered by the Company in making such a determination may include the costs associated with exercising the proxy (e.g., travel or translation costs and the value of Company time) and any legal restrictions on trading resulting from the exercise of a proxy.

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APPENDIX C

Ratings Definitions

Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.

Ratings of Long-Term Obligations and Preferred Stocks — The Funds utilize ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.

Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.

The four highest Moody's ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are considered upper-medium grade and are subject to low credit risk. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Moody's ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest. Moody's also appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The four highest Standard & Poor's ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Standard & Poor's ratings of BB, B, CCC, CC, C and D are considered below investment grade and are regarded as having significant speculative characteristics. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Fitch's ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. Obligations rated B are deemed to be

39

highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. Obligations rated CCC indicate, for issuers and performing obligations, default is a real possibility. Obligations rated CC indicate, for issuers and performing obligations, default of some kind appears probable. Obligations rated C indicate exceptionally high levels of credit risk.Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a distressed debt exchange. Obligations rated RD indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations. Obligations rated D indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise cease business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Ratings of Municipal Obligations — Moody's ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2 and MIG/VMIG 3. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements. The MIG/VMIG 1 rating denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 rating denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 rating denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG rating denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor's uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest.

Ratings of Short-Term Obligations — Moody's short-term ratings, designated as P-1, P-2, P-3, or NP, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 is the highest short-term rating assigned by Moody's and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 denotes an issuer (or supporting institution) that has an acceptable ability for repayment of senior short-term policyholder claims and obligations.  The rating NP denotes an issuer (or supporting institutions) that does not fall within any of the Prime rating categories.

Standard & Poor's short-term ratings are generally assigned to obligations with an original maturity of no more than 365 days — including commercial paper. A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

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AMERICAN BEACON FUNDS

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Amended and Restated Declaration of Trust, dated March 4, 2015 (filed herewith)

	(2)	Certificates of Designation for American Beacon AHL Managed Futures Fund, American Beacon Bahl & Gaynor Small Cap Growth Fund, American Beacon Crescent High Income Fund, American Beacon Global Evolution Frontier Markets Debt Fund, and American Beacon Ionic Absolute Return Fund are incorporated by reference to Post-Effective Amendment No. 208, filed December 19, 2014 (“PEA No. 208”)

(b)		Amended and Restated Bylaws, dated June 4, 2013, are incorporated by reference to Post-Effective Amendment No.184, filed April 29, 2014 (“PEA No. 184”)

(c)		Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Declaration of Trust and Articles III, V, VI and XI of the Registrant’s Bylaws

(d)	(1)(A)	Amended and Restated Management Agreement among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated July 9, 2014, is incorporated by reference to Post-Effective Amendment No. 203, filed August 19, 2014 (“PEA No. 203”)

	(1)(B)	Management Agreement between American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Advisors, Inc., dated July 9, 2014, is incorporated by reference to PEA No. 203

	(2)(A)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Barrow, Hanley, Mewhinney & Strauss, Inc., dated February 20, 2014, is incorporated by reference to Post-Effective Amendment No. 181, filed February 28, 2014 (“PEA No. 181”)

	(2)(B)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Brandywine Global Investment Management, LLC, dated May 1, 2014, is incorporated by reference to Post-Effective Amendment No. 194, filed May 28, 2014 (“PEA No. 194”)

	(2)(C)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Calamos Advisors LLC, dated April 1, 2014 is incorporated by reference to PEA No. 208

	(2)(D)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Causeway Capital Management LLC, dated April 4, 2014 is incorporated by reference to PEA No. 208

(2)(E)	Second Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Dreman Value Management LLC, dated April 1, 2014 is incorporated by reference to PEA No. 208

(2)(F)	Second Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Franklin Advisers, Inc., dated July 18, 2014, is incorporated by reference to PEA No. 203

(2)(G)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hotchkis and Wiley Capital Management LLC, dated August 6, 2014 is incorporated by reference to PEA No. 208

(2)(H)	Second Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Lazard, dated June 16, 2014, Asset Management LLC, is incorporated by reference to PEA No. 203

(2)(I)	Second Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Logan Circle Partners, L.P., dated March 24, 2014 is incorporated by reference to PEA No. 208

(2)(J)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Morgan Stanley Investment Management Inc., dated April 10, 2014 is incorporated by reference to PEA No. 208

(2)(K)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and NISA Investment Advisors, L.L.C., dated March 26, 2014, is incorporated by reference to PEA No. 184

(2)(L)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Pzena Investment Management, LLC, dated March 26, 2014, is incorporated by reference to Post-Effective Amendment No. 185, filed April 29, 2014 (“PEA No. 185”)

(2)(M)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Templeton Investment Counsel, LLC, dated July 7, 2014, is incorporated by reference to PEA No. 203

(2)(N)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and The Boston Company Asset Management, LLC, dated March 28, 2014, is incorporated by reference to PEA No. 194

(2)(O)	Second Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Standish Mellon Asset Management Company LLC, dated October 1, 2014 is incorporated by reference to PEA No. 208

(2)(P)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Zebra Capital Management, LLC, dated March 26, 2014, is incorporated by reference to PEA No. 185

(2)(Q)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Strategic Income Management, LLC, dated March 24, 2014 is incorporated by reference to PEA No. 208

(2)(R)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Dean Capital Management, LLC, dated March 26, 2014 is incorporated by reference to PEA No. 208

(2)(S)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Fox Asset Management, LLC, dated June 16, 2014, is incorporated by reference to PEA No. 203

(2)(T)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Signia Capital Management, LLC, dated March 20, 2014, is incorporated by reference to PEA No. 185

(2)(U)	Second Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Brandes Investment Partners, L.P., dated April 8, 2014 is incorporated by reference to PEA No. 208

(2)(V)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Massachusetts Financial Services Company, dated April 1, 2014, is incorporated by reference to PEA No. 185

(2)(W)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and GAM International Management Limited, dated March 28, 2014, is incorporated by reference to PEA No. 185

(2)(X)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Pacific Investment Management Company LLC, dated April 9, 2014 is incorporated by reference to PEA No. 208

(2)(Y)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Lee Munder Capital Group, LLC, dated April 1, 2014 is incorporated by reference to PEA No. 208

(2)(AA)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Stephens Investment Management Group, LLC, dated March 26, 2014, is incorporated by reference to PEA No. 185

(2)(BB)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Bridgeway Capital Management, Inc., dated June 5, 2014, is incorporated by reference to PEA No. 203

(2)(CC)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Holland Capital Management LLC, dated March 28, 2014, is incorporated by reference to PEA No. 185

(2)(DD)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and PENN Capital Management Company, Inc., dated April 14, 2014 is incorporated by reference to PEA No. 208

(2)(EE)	Amended and Restated Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and The London Company of Virginia, LLC, dated March 24, 2014 is incorporated by reference to PEA No. 208

(2)(FF)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Earnest Partners, LLC, dated August 26, 2013, is incorporated by reference to Post-Effective Amendment No. 164, filed August 27, 2013 (“PEA No. 164”)

(2)(GG)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors Inc. and Acadian Asset Management LLC, dated September 6, 2013, is incorporated by reference to Post-Effective Amendment No. 166, filed September 20, 2013 (“PEA No. 166”)

(2)(HH)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors Inc., and Sustainable Growth Advisers, LP, dated September 4, 2013, is incorporated by reference to Post-Effective Amendment No. 168, filed October 3, 2013 (“PEA No. 168”)

(2)(II)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors Inc., and Global Evolution USA, LLC, dated November 18, 2013, is incorporated by reference to Post-Effective Amendment No. 171, filed November 19, 2013 (“PEA No. 171”)

(2)(JJ)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and AHL Partners LLP, dated July 2, 2014, is incorporated by reference to PEA No. 203

(2)(KK)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Bahl & Gaynor, Inc., dated May 1, 2014, is incorporated by reference to Post-Effective Amendment No. 189, filed May 1, 2014 (“PEA No. 189”)

	(2)(LL)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Crescent Capital Group LP, dated September 30, 2014, is incorporated by reference to Post-Effective Amendment No. 206, filed October 17, 2014 (“PEA No. 206”)

	(2)(MM)	Investment Advisory Agreement among American Beacon Cayman Managed Futures Strategy Fund, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated July 8, 2014, is incorporated by reference to PEA No. 206

	(2)(NN)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hillcrest Asset Management, LLC, dated August 19, 2014 is incorporated by reference to PEA No. 208

	(2)(OO)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Ionic Capital Management LLC, dated June 22, 2015 (filed herewith)

(e)	(1)	Form of Distribution Agreement among American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds, and Foreside Fund Services, LLC, dated March 31, 2009, is incorporated by reference to Post-Effective Amendment No. 75, filed May 1, 2009 (“PEA No. 75”)

	(2)(A)	Eleventh Amendment to Schedule I of the Distribution Agreement among American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds, and Foreside Fund Services, LLC, dated July 14, 2014, is incorporated by reference to PEA No. 203

(f)		Bonus, profit sharing or pension plans – (none)

(g)	(1)	Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 1, 1997, is incorporated by reference to Post-Effective Amendment No. 24, filed February 26, 1998 (“PEA No. 24”)

	(2)	Amended and Restated Schedule D to the Custodian Agreement, effective as of January 21, 2014, is incorporated by reference to Post-Effective Amendment No. 180, filed February 18, 2014 (“PEA No. 180”)

(h)	(1)(A)	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated January 1, 1998, is incorporated by reference to PEA No. 24

	(1)(B)	Amendment to Transfer Agency and Service Agreement regarding anti-money laundering procedures, dated September 24, 2002, is incorporated by reference to Post-Effective Amendment No. 42, filed February 28, 2003 (“PEA No. 42”)

	(1)(C)	Amendment to Transfer Agency and Service Agreement to replace fee schedule, dated March 26, 2004, is incorporated by reference to Post-Effective Amendment No. 64, filed March 1, 2007 (“PEA No. 64”)

(1)(D)	Amended and Restated Schedule A to the Transfer Agency and Service Agreement, dated September 18, 2014, is incorporated by reference to PEA No. 206

(2)(A)	Securities Lending Agency Agreement between the American Beacon Funds and Brown Brothers Harriman & Co., dated March 15, 2008, is incorporated by reference to Post-Effective Amendment No. 97, filed December 30, 2010 (“PEA No. 97”)

(2)(B)	First Amendment to the Securities Lending Agency Agreement, dated May 2, 2008, is incorporated by reference to PEA No. 97

(2)(C)	Second Amendment to the Securities Lending Agency Agreement, dated May 20, 2009, is incorporated by reference to PEA No. 97

(2)(E)	Third Amendment to the Securities Lending Agency Agreement, dated November 3, 2009, is incorporated by reference to PEA No. 97

(3)(A)	Restated and Amended Administration Agreement among American Beacon Funds, the American Beacon Select Funds, and American Beacon Advisors, Inc., dated May 10, 2012, is incorporated by reference to Post-Effective Amendment No. 145, filed May 25, 2012 (“PEA No. 145”)

(3)(B)	Amended and Restated Schedule A to Restated and Amended Administration Agreement among American Beacon Funds, the American Beacon Select Funds, and American Beacon Advisors, Inc., dated July 1, 2014, is incorporated by reference to PEA No. 206

(4)	Administration Agreement between American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Advisors, Inc., dated July 1, 2014, is incorporated by reference to PEA No. 203

(5)(A)	Administrative Services Agreement among American AAdvantage Funds, American AAdvantage Mileage Funds, AMR Investment Services Trust, AMR Investment Services, Inc., and State Street Bank and Trust Company, dated November 29, 1999, is incorporated by reference to Post-Effective Amendment No. 28, filed March 12, 1999 (“PEA No. 28”)

(5)(B)	Amendment to Administrative Services Agreement among American AAdvantage Funds, American AAdvantage Mileage Funds, AMR Investment Services Trust, AMR Investment Services, Inc. and State Street Bank and Trust Company, dated June 30, 2004, is incorporated by reference to Post-Effective Amendment No. 50, filed June 30, 2004 (“PEA No. 50”)

(6)(A)	Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated March 1, 2005, is incorporated by reference to PEA No. 97

(6)(B)	Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated December 7, 2010, is incorporated by reference to PEA No. 97

(6)(C)	Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated February 3, 2012, is incorporated by reference to Post-Effective Amendment No. 129, filed February 2, 2012 (“PEA No. 129”)

(6)(D)	Seventh Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated August 28, 2013, is incorporated by reference to PEA No. 166

(6)(E)	Eighth Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated July 7, 2014, is incorporated by reference to PEA No. 203

(7)	Service Plan Agreement for the American Beacon Funds Investor Class, dated March 6, 2009, is incorporated by reference to Post-Effective Amendment No. 77, filed August 3, 2009 (“PEA No. 77”)

(8)	Service Plan Agreement for the American Beacon Funds Advisor Class (formerly known as the AAdvantage Funds Service Class), dated May 1, 2003, is incorporated by reference to Post-Effective Amendment No.45, filed May 1, 2003 (“PEA No. 45”)

(9)(A)	Service Plan Agreement for the American Beacon Funds Retirement Class, dated April 30, 2009, is incorporated by reference to PEA No. 75

(9)(B)	Amendment to Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds Retirement Class, dated July 14, 2014, is incorporated by reference to PEA No. 203

(10)(A)	Service Plan Agreement for the American Beacon Funds Y Class, dated July 24, 2009, is incorporated by reference to PEA No. 77

(10)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds Y Class, dated July 14, 2014, is incorporated by reference to PEA No. 203

(11)(A)	Service Plan Agreement for the American Beacon Funds A Class, dated February 16, 2010, is incorporated by reference to Post-Effective Amendment No.84, filed March 16, 2010 (“PEA No. 84”)

(11)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds A Class, dated July 14, 2014, is incorporated by reference to PEA No. 203

(12)(A)	Service Plan Agreement for the American Beacon Funds C Class, dated May 25, 2010, is incorporated by reference to Post-Effective Amendment No. 90, filed June 15, 2010 (“PEA No. 90”)

(12)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds C Class, dated July 14, 2014, is incorporated by reference to PEA No. 203

(13)	Master-Feeder Participation Agreement among Small Cap Index Fund, International Equity Index Fund, Quantitative Master Series Trust, and Princeton Funds Distributor, Inc., dated June 30, 2000, is incorporated by reference to Post-Effective Amendment No. 32, filed July 7, 2000 (“PEA No. 32”)

(14)	Master-Feeder Participation Agreement among S&P 500 Index Fund, Equity 500 Index Portfolio and SSgA Funds Management, Inc., dated May 1, 2001, is incorporated by reference to Post-Effective Amendment No. 41, filed October 1, 2002 (“PEA No. 41”)

(15)	Amended and Restated Credit Agreement between American Beacon Funds and American Beacon Advisors, Inc., dated January 31, 2008, is incorporated by reference to Post-Effective Amendment No. 70, filed February 29, 2008 (“PEA No. 70”)

(16)(A)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon Earnest Partners Emerging Markets Equity Fund, dated August 9, 2013, is incorporated by reference to PEA No. 164

(16)(B)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon Acadian Emerging Markets Managed Volatility Fund, dated August 9, 2013, is incorporated by reference to PEA No. 166

(16)(C)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon SGA Global Growth Fund, dated August 9, 2013, is incorporated by reference to PEA No. 168

(16)(D)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon Global Evolution Frontier Markets Income Fund, dated November 12, 2013, is incorporated by reference to PEA No. 171

(16)(E)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated December 19, 2013, is incorporated by reference to Post-Effective Amendment No. 173, filed December 27, 2013 (“PEA No. 173”)

(16)(F)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated February 14, 2014, is incorporated by reference to PEA No. 181

(16)(G)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated March 28, 2014, is incorporated by reference to PEA No. 185

(16)(H)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon AHL Managed Futures Strategy Fund, dated June 5, 2014, is incorporated by reference to PEA No. 203

(16)(I)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon Bahl & Gaynor Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 198, filed July 14, 2014 (“PEA No. 198”)

	(16)(J)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon Earnest Partners Emerging Markets Equity Fund, is incorporated by reference to Post-Effective Amendment No. 194, filed May 28, 2014 (“PEA No. 194”)

	(16)(K)	Fee Waiver/Expense Reimbursement Agreement for the American Beacon Crescent Short Duration High Income Fund, is incorporated by reference to Post-Effective Amendment No. 196, filed July 7, 2014 (“PEA No. 196”)

	(16)(L)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated July 1, 2014, is incorporated by reference to PEA No. 203

	(16)(M)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated November 13, 2014, is incorporated by reference to PEA 208

	(16)(N)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated January 23, 2015, is incorporated by reference to Post-Effective Amendment No. 213, filed February 27, 2015 (“PEA No. 213”)

	(16)(O)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Ionic Strategic Arbitrage Fund, dated June 3, 2015 (filed herewith)

	(16)(P)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated April 8, 2015, is incorporated by reference to PEA No. 217, filed April 30, 2015

	(16)(Q)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated April 8, 2015, is incorporated by reference to Post-Effective Amendment No. 219, filed May 29, 2015(“PEA No. 219”)

(i)		Opinion and consent of counsel – (filed herewith)

(j)		Consent of Independent Registered Public Accounting Firm – (filed herewith)

(k)		Financial statements omitted from prospectus – (none)

(l)		Letter of investment intent, is incorporated by reference to Post-Effective Amendment No. 23, filed December 18, 1997 (“PEA No. 23”)

(m)	(1)	Distribution Plan pursuant to Rule 12b-1 for the Advisor Class (formerly known as the Service Class), is incorporated by reference to PEA No. 45

	(2)(A)	Distribution Plan pursuant to Rule 12b-1 for the Retirement Class, is incorporated by reference to PEA No. 77

	(2)(B)	Amendment to Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the Retirement Class, dated July 14, 2014, is incorporated by reference to PEA No. 203

	(3)(A)	Distribution Plan pursuant to Rule 12b-1 for the A Class, is incorporated by reference to Post-Effective Amendment No. 88 filed May 17, 2010

	(3)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the A Class, dated July 14, 2014, is incorporated by reference to PEA No. 203

	(4)(A)	Distribution Plan pursuant to Rule 12b-1 for the C Class, is incorporated by reference to PEA No. 90

	(4)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the C Class, dated July 14, 2014, is incorporated by reference to PEA No. 203

(n)		Amended and Restated Plan Pursuant to Rule 18f-3, dated March 9, 2011, is incorporated by reference to Post-Effective Amendment No. 103, filed March 18, 2011 (“PEA No. 103”)

(p)	(1)	Code of Ethics of American Beacon Advisors, Inc., American Beacon Funds, and American Beacon Select Funds, dated February 18, 2014, is incorporated by reference to Post-Effective Amendment No. 181, filed February 28, 2014 (“PEA No. 181”)

	(2)	Code of Ethics of State Street Master Funds, dated April 1, 2012, is incorporated by reference to Post-Effective Amendment No. 158, filed April 30, 2013 (“PEA No. 158”)

	(3)	Code of Ethics of Quantitative Master Series LLC, dated March 22, 2013, is incorporated by reference to PEA No. 158

	(4)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc., dated December 31, 2010, is incorporated by reference to Post-Effective Amendment No. 100, filed March 1, 2011 (“PEA No. 100”)

	(5)	Code of Ethics of Brandywine Global Investment Management, LLC, dated February 2014, is incorporated be reference to PEA No. 194

	(6)	Code of Ethics and Insider Trading Policy of Calamos Advisors LLC, dated March 17, 2009, is incorporated be reference to PEA No. 97

	(7)	Code of Ethics of Causeway Capital Management LLC, dated April 25, 2005 and revised August 10, 2010, is incorporated be reference to PEA No. 97

	(8)	Code of Ethics and Insider Trading Policy of Dreman Value Management LLC, February 24, 2010, is incorporated be reference to PEA No. 97

	(9)	Code of Ethics of Hotchkis and Wiley Capital Management, LLC, dated December 2013, is incorporated be reference to PEA No. 181

	(10)	Code of Ethics and Personal Investment Policy of Lazard Asset Management LLC, dated January 2012, is incorporated by reference to Post-Effective Amendment No. 148, filed October 26, 2012 (“PEA No. 148”)

(11)	Code of Ethics and Personal Trading Guidelines of Morgan Stanley Investment Management Inc., effective September 16, 2013, is incorporated be reference to PEA No. 171

(12)	Code of Ethics and Standards of Professional Conduct of NISA Investment Advisors, L.L.C., dated February 2014, is incorporated be reference to PEA No. 194

(13)	Code of Business Conduct and Ethics of Pzena Investment Management, LLC, revised January 2009, is incorporated by reference to Post-Effective Amendment No. 73, filed February 27, 2009 (“PEA No. 73”)

(14)	Code of Ethics and Policy Statement on Insider Trading of Franklin Templeton, parent company of Franklin Advisers, Inc. and Templeton Investments Counsel, LLC, dated May 2013, is incorporated be reference to PEA No. 171

(15)	Code of Conduct and Personal Securities Trading Policy of The Bank of New York Mellon, parent company of The Boston Company Asset Management, LLC and Standish Mellon Asset Management LLC, dated March 2012, is incorporated be reference to PEA No. 153

(16)	Code of Ethics of Zebra Capital Management, LLC, dated November 2011, is incorporated by reference to Post-Effective Amendment No. 136, filed March 15, 2012 (“PEA No. 136”)

(17)	Code of Ethics for Strategic Income Management, LLC, dated January 2015, is incorporated by reference to PEA No. 219

(18)	Code of Ethics for Dean Capital Management, LLC, dated October 11, 2013, is incorporated be reference to PEA No. 171

(19)	Code of Ethics for Fox Asset Management, LLC, revised July 1, 2013, is incorporated be reference to PEA No. 171

(20)	Code of Ethics for Signia Capital Management, LLC, dated May 2013, is incorporated be reference to PEA No. 171

(21)	Code of Ethics of Massachusetts Financial Services Co., dated September 19, 2014, is incorporated by reference to PEA No. 213

(22)	Code of Ethics of Brandes Investment Partners, L.P., dated August 15, is incorporated by reference to Post-Effective Amendment No. 113, filed July 1, 2011 (“PEA No. 113”)

(23)	Code of Ethics of Fortress Investment Group LLC (on behalf of Logan Circle Partners, L.P.), dated January 2012, is incorporated be reference to PEA No. 136

(24)	Code of Ethics of GAM International Management Limited, is incorporated by reference to Post-Effective Amendment No. 107, filed April 19, 2011 (“PEA No. 107”)

(25)	Code of Ethics of Pacific Investment Management Company LLC (PIMCO), dated May 2009, as revised January 2015, is incorporated by reference to (“PEA No. 219”)

(26)	Code of Ethics for Lee Munder Capital Group, LLC, dated May 2013, is incorporated by reference to PEA No. 171

(27)	Code of Ethics for Stephens Investment Management Group, LLC, dated April 2012, is incorporated by reference to PEA No. 153

(28)	Code of Ethics for Bridgeway Capital Management, Inc., dated June 23, 2011, is incorporated by reference to PEA No. 129

(29)	Code of Ethics and Conduct for Holland Capital Management LLC, dated February 2014, is incorporated by reference to PEA No. 194

(30)	Code of Ethics for PENN Capital Management Company, Inc., dated February 21, 2012, is incorporated by reference to Post-Effective Amendment No. 131, filed February 23, 2012 (“PEA No. 131”)

(31)	Code of Ethics for The London Company of Virginia, LLC, dated April 2, 2012, is incorporated by reference to PEA No. 145

(32)	Code of Ethics for Earnest Partners, dated August 4, 2008, is incorporated by reference to Post-Effective Amendment No. 161, filed June 14, 2013 (“PEA No. 161”)

(33)	Code of Ethics for Sustainable Growth Advisers, LP, is incorporated by reference to Post-Effective Amendment No. 162, filed July 11, 2013 (“PEA No. 162”)

(34)	Code of Ethics for Acadian Asset Management LLC, dated February 2015, is incorporated by reference to PEA No. 219

(35)	Code of Ethics for Global Evolution USA, LLC, dated January 1, 2013, is incorporated by reference to PEA No. 161

(36)	Code of Ethics for AHL Partners LLP, revised December 2013, is incorporated by reference to PEA No. 203

(37)	Code of Ethics for Bahl & Gaynor, Inc., amended 2014, is incorporated by reference to PEA No. 189

(38)	Code of Ethics for Crescent Capital Group LP, dated May 2011, is incorporated by reference to PEA No. 196

(39)	Code of Ethics for Hillcrest Asset Management, LLC, dated July 8, 2014 is incorporated by reference to PEA No. 208
(40)	Code of Ethics for Ionic Capital Management LLC, dated May 2014, is incorporated by reference to Post-Effective Amendment No. 214, filed March 18, 2015

Other Exhibits

Powers of Attorney for Trustees of American Beacon Funds and the American Beacon Select Funds, dated June 2, 2015 – (filed herewith)

Item 29. Persons Controlled by or under Common Control with Registrant

None.

Item 30. Indemnification

Article XI of the Declaration of Trust of the Trust provides that:

Limitation of Liability

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

Section 2.

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate portfolios to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the applicable Portfolio from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:

(i) such Covered Person shall have provided appropriate security for such undertaking;

(ii) the Trust is insured against losses arising out of any such advance payments; or

(iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Numbered Paragraph 8 of the Management Agreement provides that:

8. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

Numbered Paragraph 9 of the Investment Advisory Agreement with Acadian Asset Management LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with AHL Partners LLP provides, in relevant part, that:

9. Liability. The Adviser shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities or commodities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement, relating to its trading activities or information provided to the Manager regarding the Adviser, by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and therefore, nothing in this Agreement is intended to limit the obligations of the Adviser under such laws.

Numbered Paragraph 9 of the Investment Advisory Agreement with Bahl & Gaynor, Inc. provides that:

9. Liability of Adviser. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Barrow, Hanley, Mewhinney & Straus, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Brandes Investment Partners, L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 11 of the Investment Advisory Agreement with Brandywine Global Investment Management, LLC provides that:

11. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Bridgeway Capital Management, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Manager shall indemnify the Adviser, its officers, directors and employees, and each person, if any, who, within the meaning of the Securities Act of 1933, controls the Adviser, for any liability and expenses, including without limitation, reasonable attorneys’ fees and expenses, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder.

Numbered Paragraph 9 of the Investment Advisory Agreement with Calamos Advisors LLC provides that:

9. Liability of Adviser. Adviser will not be liable for any loss suffered by reason of any investment, decision, recommendation, or other action taken or omitted in what Adviser in good faith believes to be the proper performance of its duties hereunder. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Causeway Capital Management LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Crescent Capital Group LP provides that:

9. Liability of Adviser. Neither the Adviser nor any director, officer or employee of the Adviser performing services for the Trust in connection with the Adviser’s discharge of its obligations hereunder shall have liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Dean Capital Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Dreman Value Management LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Earnest Partners, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Fox Asset Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Franklin Advisers, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with GAM International Management Limited provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Global Evolution USA, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Hillcrest Asset Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Holland Capital Management LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Hotchkis and Wiley Capital Management, LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Lazard Asset Management LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Logan Circle Partners, L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Massachusetts Financial Services Co. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 7 of the Investment Advisory Agreement with Morgan Stanley Investment Management, Inc. provides that:

7. (a) Standard of Care. Except as may otherwise be provided by applicable laws and regulations, neither the Adviser nor any of its affiliates or its or their officers, directors, employees or agents shall be subject to any liability to the Manager, the Trust, the Portfolios or any shareholder of a Portfolio or the Trust for any error of judgment or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder. The Manager acknowledges and agrees that the Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolios or the Assets designated by the Manager to the Adviser, or that the Portfolios or such Assets will perform comparably with any standard or index, including other clients of the Adviser, whether public or private.

(b) Indemnification. The Manager shall hold harmless and indemnify the Adviser for any and all claims, losses, liabilities, costs, damages or expenses (including reasonable attorneys fees) (“Losses”) incurred by the Adviser in connection with the performance of its duties hereunder; provided, however, that nothing contained herein shall require that the Adviser be indemnified for Losses resulting from willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder.

The Adviser shall hold harmless and indemnify the Manager for any and all Losses incurred by the Manager that arise from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder; provided, however, that nothing contained herein shall require that the Manager be indemnified for Losses resulting from willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties hereunder or by reason of the Manager’s reckless disregard of its obligations and duties hereunder.

Numbered Paragraph 8 of the Investment Advisory Agreement with NISA Investment Advisors, L.L.C. provides that:

8. Liability of Adviser. Adviser will not be liable for any loss suffered by reason of any investment, decision, recommendation, or other action taken or omitted in what Adviser in good faith believes to be the proper performance of its duties hereunder. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Pacific Investment Management Company LLC provides that:

8. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with PENN Capital Management Company, Inc. provides that:

8. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Pzena Investment Management, LLC provides that:

9. Liability of Adviser. The Adviser shall not be liable for any action taken or omitted to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Manager. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Signia Capital Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Standish Mellon Asset Management LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Manager shall indemnify, defend and hold harmless the Adviser for (a) any action taken, omitted or suffered by Adviser in connection with this Agreement or the services provided hereunder, unless such act or omission shall have resulted from Adviser’s willful misfeasance, bad faith or gross negligence; or (b) any loss arising from Adviser’s adherence to Manager’s instructions. Adviser shall in no event be liable for any indirect, incidental, special, punitive, exemplary or consequential damages in connection with or arising out of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Stephens Investment Management Group, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Strategic Income Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Sustainable Growth Advisers, LP provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Templeton Investment Counsel, LLC provides that:

8. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with The Boston Company Asset Management, LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with The London Company of Virginia, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Zebra Capital Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 11 of the Administration Agreement provides that:

11. Limitation of Liability of American Beacon Advisors, Inc. (“ABA”). ABA shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of ABA, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to any Trust or acting in any business of a Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of ABA even though paid by it.

Section 4.2 of the Distribution Agreement provides that:

(a) Notwithstanding anything in this Agreement to the contrary, Foreside shall not be responsible for, and the Clients shall on behalf of each applicable Fund or Class thereof, indemnify and hold harmless Foreside, its employees, directors, officers and managers and any person who controls Foreside within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (for purposes of this Section 4.2(a), "Foreside Indemnitees") from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, liabilities and other expenses of every nature and character (including, but not limited to, direct and indirect reasonable reprocessing costs) arising out of or attributable to all and any of the following (for purposes of this Section 4.2(a), a "Foreside Claim"):

(i) any action (or omission to act) of Foreside or its agents taken in connection with this Agreement; provided, that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Foreside of its duties and obligations under this Agreement;

(ii) any untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Clients in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of Foreside;

(iii) any material breach of the Clients' agreements, representations, warranties, and covenants in Sections 2.9 and 5.2 of this Agreement; or

(iv) the reliance on or use by Foreside or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Clients or any agent of the Clients, including but not limited to any Predecessor Records provided pursuant to Section 2.9(b).

(b) Foreside will indemnify, defend and hold the Clients and their several officers and members of their Governing Bodies and any person who controls the Clients within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (collectively, the "Clients Indemnitees" and, with the Foreside Indemnitees, an "Indemnitee"), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon all and any of the following (for purposes of this Section 4.2(c), a "Clients Claim" and, with a Foreside Claim, a "Claim"):

(i) any material action (or omission to act) of Foreside or its agents taken in connection with this Agreement, provided that such action (or omission to act) is not taken in good faith and with willful misfeasance, negligence or reckless disregard by Foreside of its duties and obligations under this Agreement.

(ii) any untrue statement of a material fact contained in the Registration Statement or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Clients in writing in connection with the preparation of the Registration Statement by or on behalf of Foreside; or

(iii) any material breach of Foreside's agreements, representations, warranties and covenants set forth in Section 2.4 and 5.1 hereof

(d) The Clients or Foreside (for purpose of this Section 4.2(d), an "Indemnifying Party") may assume the defense of any suit brought to enforce any Foreside Claim or Clients Claim, respectively, and may retain counsel chosen by the Indemnifying Party and approved by the other Party, which approval shall not be unreasonably withheld or delayed. The Indemnifying Party shall advise the other Party that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Indemnifying Party assumes the defense of any such suit and retains counsel, the other Party shall bear the fees and expenses of any additional counsel that they retain. If the Indemnifying Party does not assume the defense of any such suit, or if other Party does not approve of counsel chosen by the Indemnifying Party, or if the other Party has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Indemnifying Party, the Indemnifying Party will reimburse any Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that the Indemnitee retains. An Indemnitee shall not settle or confess any claim without the prior written consent of the applicable Client, which consent shall not be unreasonably withheld or delayed.

(e) An Indemnifying Party's obligation to provide indemnification under this section is conditioned upon the Indemnifying Party receiving notice of any action brought against an Indemnitee within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the Person or Persons against whom the action is brought. The failure to provide such notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f) The provisions of this section and the parties' representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by Foreside. The indemnification provisions of this section will inure exclusively to the benefit of each person that may be an Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

Section 4.3 of the Distribution Agreement provides that:

Notwithstanding anything in this Agreement to the contrary, except as specifically set forth below:

(a) Neither Party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including, without limitation, acts of God; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; or elements of nature;

(b) Neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party;

(c) No affiliate, director, officer, employee, manager, shareholder, partner, agent, counsel or consultant of either Party shall be liable at law or in equity for the obligations of such Party under this Agreement or for any damages suffered by the other Party related to this Agreement;

(d) Except as set forth in Section 4.2(f), there are no third party beneficiaries of this Agreement;

(e) Each Party shall have a duty to mitigate damages for which the other Party may become responsible;

(f) The assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund, and no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise; and in asserting any rights or claims under this Agreement, Foreside shall look only to the assets and property of the Fund to which Foreside's rights or claims relate in settlement of such rights or claims; and

(g) Each Party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Supplemental Limited Indemnification from the Administrator

Each of the Trustees of the Trust has entered into an arrangement with the Trust’s Administrator, whereby she or he may be indemnified by the Administrator for liability arising from a failure of the Administrator to carry out its duties under the Administration Agreement with the Trust and for certain securities laws claims. The arrangement is principally designed to supplement the indemnification afforded under the Trust’s Declaration of Trust as well as liability coverage provided by insurance policies. The arrangement is limited to civil and administrative claims.

Item 31.

I. Business and Other Connections of Investment Manager

American Beacon Advisors, Inc. (the “Manager”) offers investment management and administrative services to the Registrant. It acts in the same capacity to other investment companies, including those listed below.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of American Beacon Advisors, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections

Sonia L. Bates; Asst. Treasurer, Dir. Tax & Financial Reporting	Asst. Treasurer, American Beacon Funds Complex; Asst. Treasurer, Lighthouse Holdings, Inc.; Asst. Treasurer, Lighthouse Holdings Parent, Inc.; Asst. Treasurer, American Private Equity Management, L.L.C.; Asst. Treasurer, Astro AB Borrower, Inc.
Rosemary K. Behan; Secretary	Secretary, American Beacon Funds Complex; Secretary, Lighthouse Holdings, Inc.; Secretary, Lighthouse Holdings Parent, Inc.; Secretary, American Private Equity Management, L.L.C.; Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Secretary, Astro AB Borrower, Inc.

Christopher L. Collins; Director	Manager; APEM, L.L.C.; Director; ABA, Inc.; President and Director; Astro AB Borrower, Inc.; President and Director; Astro AB Acquisition, Inc.; President and Director; Astro AB Topco, Inc.; Vice President and Director; Astro AB Holdings, LLC.
Stephen C. Dutton; Director	Manager; APEM, L.L.C.; Vice President & Treasurer and Director; Astro AB Borrower, Inc., Vice President & Treasurer and Director; Astro AB Acquisition, Inc., Vice President & Treasurer and Director; Astro AB Topco, Inc., Vice President and Director; Astro AB Holdings, LLC.
Melinda G. Heika; Treasurer	Treasurer, American Beacon Funds Complex; Treasurer, Lighthouse Holdings, Inc.; Treasurer, Lighthouse Holdings Parent, Inc.; Treasurer, American Private Equity Management, L.L.C.; Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Treasurer, Astro AB Borrower, Inc.
Takashi B. Moriuchi; Director	Manager; APEM, L.L.C.; Director; Astro AB Borrower, Inc., Director; Astro AB Acquisition, Inc., Director; Astro AB Topco, Inc., Director; Astro AB Holdings, LLC.
Gene L. Needles, Jr.; Director, President and Chief Executive Officer	President, American Beacon Funds Complex; Director, President, Lighthouse Holdings, Inc.; President, Lighthouse Holdings Parent, Inc.; Manager, American Private Equity Management, L.L.C.; President, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director, Astro AB Borrower, Inc.; Director, Astro AB Acquisition, Inc.; Director, Astro AB Astro Topco, Inc., President & CEO, Astro AB Holdings, LLC.
William F. Quinn; Executive Vice President	Chairman & Director, Lighthouse Holdings, Inc.; Chairman & Director, Lighthouse Holdings Parent, Inc.; Manager, American Private Equity Management, L.L.C.; Director, American Airlines Federal Credit Union; Director, Hicks Acquisition II, Inc.; Independent Trustee, National Railroad Retirement Investment Trust

Jeffrey K. Ringdahl, Chief Operating Officer	Senior Vice President, American Beacon Funds Complex; Senior Vice President, Lighthouse Holdings, Inc.; Senior Vice President, Lighthouse Holdings Parent, Inc.; Vice President, American Private Equity Management; Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director, Astro AB Borrower, Inc.; Director, Astro AB Acquisition, Inc.; Director, Astro AB Astro Topco, Inc., Chief Operating Officer, Astro AB Holdings, LLC.

The principal address of the Manager, the American Beacon Funds, American Private Equity Management, L.L.C., and Astro AB Holdings, LLC, and Lighthouse Holdings Parent, Inc. is 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039.

II. Business and Other Connections of Investment Advisers

The investment advisers listed below provide investment advisory services to the Trust.

American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039.

Acadian Asset Management LLC (“Acadian”) is an investment sub-adviser for the American Beacon Acadian Emerging Markets Managed Volatility Fund. The principal address of Acadian is 260 Franklin Street, Boston, MA 02110.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Acadian is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Acadian	Other Substantial Business and Connections
Laurent de Greef, Member of Board of Managers	None
John Chisholm, Executive Vice President, CIO, Member of Board of Managers	Director, Acadian Asset Management (UK) Ltd
Churchill Franklin, CEO, Member of Board of Managers	Director, Acadian Asset Management (UK) Ltd; Director, Acadian Cayman Limited G.P.

Ronald Frashure, Chairman of Board of Managers	Director, Acadian Asset Management (Singapore) Pte Ltd; Director, Acadian Cayman Limited G.P.
Mark Minichiello, Executive Vice President, COO, Treasurer, Secretary, Member of Board of Managers	Director, Acadian Asset Management (UK) Ltd; Director, Acadian Asset Management (Singapore) Pte Ltd; Director, Acadian Asset Management (Japan)
Brendan Bradley, Senior Vice President, Director, Portfolio Management, Member of Board of Managers	None
Ross Dowd, Executive Vice President, Head of Client Service, Member of Board of Managers	Director, Acadian Asset Management (UK) Ltd; Director, Acadian Cayman Limited G.P.; Director, Acadian Asset Management (Australia) Ltd.; Director, Acadian Asset Management (Singapore) Pte Ltd; Director, Acadian Asset Management (Japan)
Mauricio Karchmer, Senior Vice President, Member of Board of Managers	None
Theodore Noon, Senior Vice President, Member of Board of Managers	None
Linda Gibson, Member of Board of Managers	Executive Vice President and Head of Global Distribution – OM Asset Management PLC (a public company traded on the NYSE); Director, Executive Vice President and Head of Global Distribution – OMAM Inc. (f/k/a Old Mutual (US) Holdings Inc.) (a holding company); Director, Acadian Asset Management LLC (an investment advisor); Director, Barrow, Hanley, Mewhinney & Strauss, LLC (an investment advisor); Director, OMAM (HFL) Inc. (f/k/a Old Mutual (HFL) Inc.) (a holding company for Heitman affiliated financial services firms); Director, OMAM International Ltd. (f/k/a Old Mutual Asset Management International, Ltd.) (an investment advisor
Christopher Hadley, Member of Board of Managers	Executive Vice President and Chief Talent Officer – OM Asset Management PLC (a public company traded on the NYSE); Executive Vice President and Chief Talent Officer – OMAM Inc. (f/k/a Old Mutual (US) Holdings Inc.) (a holding company); Director, Acadian Asset Management LLC (an investment advisor)

Aidan Riordan, Member of Board of Managers	Executive Vice President, Head of Affiliate Management - OM Asset Management PLC (a public company traded on the NYSE); Executive Vice President, Head of Affiliate Management - OMAM Inc. (f/k/a Old Mutual (US) Holdings Inc.) (a holding company); Director, Acadian Asset Management LLC (an investment advisor); Director, Barrow, Hanley, Mewhinney & Strauss, LLC (an investment advisor); Director, The Campbell Group, Inc. (a holding company for The Campbell Group LLC); Director, Copper Rock Capital Partners LLC (an investment advisor); Director, OMAM (HFL) Inc. (f/k/a Old Mutual (HFL) Inc. (a holding company for Heitman affiliated financial services firms); Director, Investment Counselors of Maryland, LLC (an investment advisor); Director, Thompson, Siegel & Walmsley LLC (an investment advisor)
Stephen Belgard, Member of Board of Managers	Executive Vice President and Chief Financial Officer - OM Asset Management PLC (a public company traded on the NYSE); Director, Executive Vice President and Chief Financial Officer - OMAM Inc. (f/k/a Old Mutual (US) Holdings Inc.) (a holding company); Director, Acadian Asset Management LLC (an investment advisor); Director, OMAM International Ltd. (f/k/a Old Mutual Asset Management International, Ltd.) (an investment advisor)

AHL Partners LLP (“AHL”) is a registered investment adviser and is an investment sub-advisor for the American Beacon AHL Managed Futures Strategy Fund. The principal address of AHL is 2 Swan Lane, London, United Kingdom EC4R 3AD. Information as to the officers and directors of the Investment Adviser is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 167882), and is incorporated herein by reference.

Bahl & Gaynor, Inc. (“Bahl & Gaynor”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Bahl & Gaynor Small Cap Growth Fund. The principal address of Bahl & Gaynor is 212 East Third Street, Suite 200 Cincinnati, OH 45202. Information as to the officers and directors of the Investment Adviser is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 106139), and is incorporated herein by reference.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”) is an investment sub-advisor for the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, American Beacon Small Cap Value Fund, and American Beacon Intermediate Bond Fund. The principal address of Barrow is 2200 Ross Avenue, 31st Floor, Dallas, TX 75201-2761.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Barrow is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Barrow	Other Substantial Business and Connections
James P. Barrow; President, Secretary, Treasurer, Executive Director, Member Board of Managers	None
J. Ray. Nixon; Executive Director, Member Board of Managers	None
Patricia B. Andrews; Chief Compliance and Risk Officer, Director	None
John S. Williams; Managing Director	None
Linda T. Gibson; Member Board of Managers	OMAM, Inc., Executive Vice President and Head of Global Distribution
Aidan J. Riordan; Member Board of Managers	OMAM, Inc., Executive Vice President and Head of Affiliate Management

Brandes Investment Partners, L.P. (“Brandes”) is an investment sub-advisor for the American Beacon Emerging Markets Fund. The principal address of Brandes is 11988 El Camino Real, Suite 600, San Diego, CA 92130.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Brandes is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Brandes	Other Substantial Business and Connections
Charles H. Brandes; Chairman	None
Glenn R. Carlson; Executive Director	None
Jeffrey A. Busby; Executive Director	None
Ian N. Rose; General Counsel	None

Brent V. Woods; Chief Executive Officer	None
Kenneth Little; Managing Director, Investments Group	None
Oliver Murray; Managing Director, Portfolio Management and Client Services	None
Gregory S. Houck; Managing Director of Operations	None
Gary K. Iwamura; Finance Director	None
Roberta L. Loubier; Global Head of Compliance, Chief Compliance Officer	None

Brandywine Global Investment Management, LLC (“Brandywine”) is an investment sub-advisor for the American Beacon Flexible Bond Fund, American Beacon Balanced Fund, American Beacon Large Cap Value Fund, and American Beacon Small Cap Value Fund. The principal address of Brandywine is 2929 Arch Street, 8th Floor, Philadelphia, PA 19104.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Brandywine is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Brandywine	Other Substantial Business and Connections
David F. Hoffman, Senior Managing Director	None
Mark P. Glassman, Chief Administrative Officer	None
Patrick S. Kaser, Managing Director	None
Paul R. Lesutis, Senior Managing Director	None
Henry F. Otto, Senior Managing Director	None
Stephen S. Smith, Senior Managing Director	None
Adam B. Spector, Managing Director	None
Steven M. Tonkovich, Senior Managing Director	None
Edward A. Trumpbour, Senior Managing Director	None
Thomas C. Merchant, Secretary	None
Beth O’Malley, Assistant Secretary	None
Melissa A. Warren, Assistant Secretary	None

Bridgeway Capital Management, Inc. (“Bridgeway”) is an investment sub-advisor for the American Beacon Bridgeway Large Cap Value Fund. The principal address of Bridgeway is 20 Greenway Plaza, Suite 450, Houston, Texas 77046.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Bridgeway is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Bridgeway	Other Substantial Business and Connections
John N. R. Montgomery, Director/Chairman of the Board of Directors/Chief Investment Officer	Vice President and Director, Bridgeway Funds, Inc.
Linda G. Giuffre, Chief Compliance Officer	Chief Compliance Officer and Treasurer, Bridgeway Funds, Inc.
Michael D. Mulcahy, Director/President/Chief Operating Officer	President and Director, Bridgeway Funds, Inc.
Von D. Celestine, Treasurer/Vice President/Secretary	None
Richard P. Cancelmo, Vice President	Vice President, Bridgeway Funds, Inc.
Franklin J. Montgomery, Director	None
Ann M. Montgomery, Director	Sage Education Group, LLC - Owner

Calamos Advisors, LLC (“Calamos”) is an investment sub-advisor for the American Beacon Retirement Income and Appreciation Fund. The principal address of Calamos is 2020 Calamos Court, Naperville, IL 60563-2787.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Calamos is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Calamos	Other Substantial Business and Connections
John P. Calamos; CEO, Global Co-CIO	Member of Board of Trustees of Benedictine University Member of Board of Trustees of Illinois Institute of Technology Board of Directors – National Hellenic Museum Board of Directors – Choose DuPage
Gary D. Black; EVP, Global Co-CIO	None
J. Christopher Jackson; SVP, General Counsel and Secretary	None
Nimish S. Bhatt; SVP, Chief Financial Officer, Head of Fund Administration	None
Jessica Mazza; VP, Chief Compliance Officer	None

Causeway Capital Management, LLC (“Causeway”), a Delaware limited liability company, is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund.  The principal address of Causeway is 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025.   Information as to the officers and directors of the Investment Adviser is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 113308), and is incorporated herein by reference.

Crescent Capital Group LP (“Crescent Capital”) is the investment sub-advisor for the American Beacon Crescent Short Duration High Income Fund, whose principal office is located at 11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Crescent Capital is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Crescent Capital	Other Substantial Business and Connections
Mark L. Attanasio, Managing Partner	Chairman and Principal Owner of the Milwaukee Brewers Baseball Club

Dean Capital Management, LLC (“Dean”) is an investment sub-advisor for the American Beacon Small Cap Value II Fund. The principal address of Dean is 7450 West 130th Street, Suite 150, Overland Park, KS 66213.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Dean is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Dean	Other Substantial Business and Connections
Douglas A. Leach; Chief Compliance Officer	None
Kevin E. Laub; LLC Member	None
Patrick J. Krumm; LLC Member	None
Steven D. Roth; LLC Member	None
Stephen M. Miller; LLC Member	None

Dreman Value Management, LLC (“Dreman”) is an investment sub-advisor for the American Beacon Small Cap Value Fund. The principal address of Dreman is 777 South Flagler Drive, Suite 800-West Tower, West Palm Beach, FL 33401.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Dreman is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Dreman	Other Substantial Business and Connections
Emory C. Hoover; Chief Investment Officer and Managing Director	None
Mark J. Roach; Managing Director	None
David N. Dreman; Chairman	None
Nelson P. Woodard; Co-Chief Investment Officer and Managing Director	None

David H. Kanefsky; General Counsel and Chief Compliance Officer	None
Christian Abadiotakis; Chief Financial Officer	None

Earnest Partners (“Earnest”) is an investment sub-advisor for the American Beacon Earnest Partners Emerging Markets Equity Fund. The principal address of Earnest is 1180 Peachtree Street, Suite 2300 Atlanta, GA 30309.

Set forth below is the information as to any business, profession, vocation or employment of a substantial nature in which each officer and director of Earnest is, or at any time during the past two fiscal years has been, engaged in his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Earnest	Other Substantial Business and Connections
Paul E. Viera; CEO & Manager	Manager, Westchester Limited, LLC; Manager, GREYBULL Partners LLC
John G. Whitmore, COO	COO, GREYBULL Partners LLC
James M. Wilson, CCO and Secretary	CCO and Secretary, GREYBULL Partners LLC

Fox Asset Management, LLC (“Fox”) is an investment sub-advisor for the American Beacon Small Cap Value II Fund. The principal address of Fox is 1040 Broad Street, Suite 203, Shrewsbury, NJ 07702.

Reference is made to: (i) the information set forth under the caption “Management and Organization” in the Statement of Additional Information; (ii) the Eaton Vance Corp. Form 10-K filed under the Securities Exchange Act of 1934 (File No. 1-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) and Fox Asset Management LLC (File No. 801-60656) filed with the Commission, all of which are incorporated herein by reference.

Franklin Advisers, Inc. (“Franklin”) is an investment sub-advisor for the American Beacon High Yield Bond Fund. The principal address of Franklin is One Franklin Parkway, San Mateo, CA 94403-1906.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Franklin is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Franklin	Other Substantial Business and Connections
Edward B. Jamieson; Director, President and CIO	None
Kenneth A. Lewis; Chief Financial Officer	None

Craig S. Tyle; Chief Legal Officer	None
John M. Lusk; Director and Vice President	None
Breda M. Beckerle; Chief Compliance Officer	None
Mark L. Constant; Treasurer	None
William Y. Yun; Executive Vice President	None
Madison S. Gulley; Executive Vice President	None
Rupert H. Johnson, Jr.; Director	None
Christopher J. Molumphy; Director and Executive Vice President	None

GAM International Management, LTD. (“GAM”) is an investment sub-advisor for the American Beacon Flexible Bond Fund. The principal address of GAM is 2 King Street, London, SW1Y 6Q, United Kingdom.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of GAM is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with GAM	Other Substantial Business and Connections
Andrew N. Hanges, Chief Executive Officer & Chairman of the Board	None
Nikki M. Cagan, Chief Compliance Officer	None

Global Evolution USA, LLC (“Global Evolution”) is an investment sub-advisor for the American Beacon Global Evolution Frontier Markets Income Fund. The principal address of Global Evolution is 790 East Colorado Boulevard, Suite 500, Pasadena, CA 91101.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Global Evolution is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Global Evolution	Other Substantial Business and Connections
Soren Rump, Director	None
Morten Bugge, Director	None
Michael McAdams, Managing Director	Minority partner at and oversees investment allocations for Holly Street Wealth, a California Registered Investment Advisor
Kent Roberts, Managing Director	Independent director of Biolargo, Inc.; Member of the Advisory Board for Novus Partners

Hillcrest Asset Management, LLC (“Hillcrest”) is the investment sub-advisor for the American Beacon Small Cap Value Fund. The principal address of Hillcrest is 2805 Dallas Parkway, Suite 250, Plano, Texas 75093

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Hillcrest and is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Hillcrest	Other Substantial Business and Connections
Brian Bruce, Chief Executive Officer	None
Deborah Ann Trask, Chief Investment Officer	None
Douglas E. Stark, Managing Director	None
Brandon L. Troegle, Portfolio Manager	None

Holland Capital Management LLC (“Holland”) is the investment sub-advisor for the American Beacon Holland Large Cap Growth Fund. The principal address of Holland is 300 W. Madison, Suite 700, Chicago, Illinois 60606.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Holland is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Holland	Other Substantial Business and Connections
Louis A. Holland, Jr.; Director	Consultant: Cumota LLC; Cumota Consulting LLC; Brickland Partners, Inc.; TNE Management, LLC
Monica L. Walker; President and CEO, Chief Investment Officer – Equity; Director; Former Managing Director, Managing Partner and Portfolio Manager	None
Laura J. Janus; Chief Investment Officer – Fixed Income; Director; Former Managing Partner and Portfolio Manager	None
Susan M. Chamberlain; Chief Compliance Officer	None

Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) is an investment sub-advisor for the American Beacon Balance Fund, American Beacon Large Cap Value Fund, and American Beacon Small Cap Value Fund. The principal address of Hotchkis is 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90012-5439.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Hotchkis is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Hotchkis	Other Substantial Business and Connections
George H. Davis; Chief Executive Officer and Executive Committee Member	Trustee of the Hotchkis & Wiley Funds and Director of Hotchkis & Wiley Ltd.
James E. Menvielle; Chief Financial Officer	Vice President and Treasurer of the Hotchkis & Wiley Funds and Director of Hotchkis & Wiley Ltd.
Anna Marie S. Lopez; Chief Operating Officer	President of the Hotchkis & Wiley Funds and Director of Hotchkis & Wiley Ltd.
Tina H. Kodama; Chief Compliance Officer	Vice President and Chief Compliance Officer of the Hotchkis & Wiley Funds
Sheldon J. Lieberman; Executive Committee Member	None
C. Nigel Hurst-Brown; Executive Committee Member	Chief Executive and Director of Hotchkis and Wiley ltd.
Douglas H. Martin; Executive Committee Member	Senior Managing Director of Stephens Inc. and Board of Director of Conns, Inc.

Lazard Asset Management, LLC (“Lazard”) is an investment sub-advisor for the American Beacon International Equity Fund. The principal address of Lazard is 30 Rockerfeller Plaza, 55th Floor, New York, NY 10112.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Lazard is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Lazard	Other Substantial Business and Connections
Ashish Bhutani; Director, CEO	Vice Chairman, Lazard Ltd.
Gerard B. Mazzari; COO	Chief Financial Officer, Lazard Asset Management Securities, LLC
Nathan A. Paul; General Counsel	Vice President and Secretary of the Fund; Chief Legal Officer of Lazard Asset Management Securities, LLC
Brian D. Simon; Chief Compliance Officer	Managing Director of Lazard Asset Management, LLC
Kenneth M. Jacobs; Director	None
Alexander F. Stern; Director	None
Charles Carroll; Deputy Chairman	Head of Global Marketing, Lazard Asset Management, LLC; Chief Executive Officer
Andrew Lacey; Deputy Chairman	None

John Reinsberg; Deputy Chairman	None
Robert P. DeConcini; Chairman	None
Andreas Huebner; Senior Managing Director	None
Robert Prugue; Senior Managing Director	None
Bill Smith; Senior Managing Director	None

Logan Circle Partners, L.P. (“Logan”) is an investment sub-advisor for the American Beacon High Yield Bond Fund. The principal address of Logan is 1717 Arch Street, Suite 1500; Philadelphia, PA 19103.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Logan is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Logan	Other Substantial Business and Connections
Jude T. Driscoll; CEO/Chief Investment Officer	None
William C. Gadsden; Chief Operating Officer	None

Massachusetts Financial Services Company (“MFS”) serves as an investment sub-adviser for the American Beacon Large Cap Value Fund.  The principal address of MFS is 111 Huntington Avenue, Boston, MA 02199.  MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company), located at Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each director and principal executive officer of MFS is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with MFS	Other Substantial Business and Connections During the Past Two Fiscal Years
Robert J. Manning; Director, Co-Chief Executive Officer & Chairman of the Board of Directors	Trustee of various funds within the MFS Funds complex+
Mark N. Polebaum; Executive Vice President, General Counsel & Secretary	None+
Michael W. Roberge; President, Co-Chief Investment Officer, Director of Global Research, and Director	None+
Amrit Kanwal; Executive Vice President and Chief Financial Officer	None+
David A. Antonelli; Vice Chairman	None+
Robin A. Stelmach; Executive Vice President and Chief Operating Officer	Trustee of various funds within the MFS Funds complex+

Carol W. Geremia; Executive Vice President	None+
James A. Jessee; Executive Vice President	None+
Timothy M. Fagan; Chief Compliance Officer	None+
Colm J. Freyne; Director	Executive Vice President and Chief Financial Officer of Sun Life Financial, Inc.
Stephen C. Peacher; Director	President of Sun Life Investment Management and Chief Investment Officer of Sun Life Financial, Inc.

+Certain principal executive officers and directors of Massachusetts Financial Services Company ("MFS") serve as officers or directors of some or all of MFS’ corporate affiliates and certain officers of MFS serve as officers of some or all of the MFS Funds and/or officers or directors of certain MFS non-U.S. investment companies. Except as set forth above or in Schedules B and D of Form ADV filed by MFS pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-17352), each principal executive officer of MFS has been engaged during the past two fiscal years in no business profession, vocation or employment of a substantial nature other than as an officer of MFS or certain of MFS' corporate affiliates.

The identity of those corporate affiliates is identified below or is incorporated by reference from Schedules B and D of such Form ADV.

Investment Adviser Corporate Affiliate	Address
MFS Institutional Advisors, Inc.	111 Huntington Ave., Boston, Massachusetts 07618 U.S.A.
MFS Fund Distributors, Inc.	111 Huntington Ave., Boston, Massachusetts 07618 U.S.A.
MFS Service Center Inc.	100 Hancock Street, Quincy, MA 02171 U.S.A.
MFS International LTD.	Canon's Court, 22 Victoria Street, Hamilton, HM12, Bermuda
MFS International Holdings PTY LTD	One Carter Lane London EC4V 5ER U.K.
MFS International (U.K.) Limited	Paternoster House, 65 St. Paul 's Churchyard, London EC4M 8AB, U.K.
MFS International Switzerland GMBH	Bahnhofstrasse 100, 8001 Zurich, Switzerland
MFS International (Hong Kong) Limited	Wheelock House, 20 Pedder Street, Level 19, Suite 1901, Central, Hong Kong
MFS do Brasil Desenvolvimento de Mercado Ltda. (Brazil)	Rua Joaquim Floriano, 1.052 – 11[o] Andar, conjunto 111, Itaim Bibi, Sao Paulo, SP, Brazil 04534-004
MFS International (Chile) SPA	Santiago Isidora 3000 Av Isidora Goyenechea #3000, Las Condes, Santiago, Chile

MFS International Singapore PTE. LTD.	501 Orchard Road, #13-01/03/04 Wheelock Place Singapore 238880
MFS Investment Management Company (LUX.) S.a.r.l.	19, Rue de Bitbourg, L-1273 Luxembourg
MFS Investment Management K.K.	16 F Daido Seimei Kasumigaseki Building, 1-4-2 Kasumigaseki 1-chome, Chiyoda-ku, Tokyo, Japan 100-0013
Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	111 Huntington Ave., Boston, Massachusetts 07618 U.S.A.
3060097 Nova Scotia Company	1959 Upper Water Street Suite 1100, Halifax, Nova Scotia, Canada B3J3N2
MFS Investment Management Canada Limited	77 King Street West, 35th Floor Toronto, Ontario, Canada M5K 1B7
MFS Bermuda Holdings LTD.	Canon's Court 22 Victoria Street Hamilton, HM 12, Bermuda
MFS Heritage Trust Company	111 Huntington Ave., Boston, Massachusetts 07618 U.S.A.

The MFS Funds include the following. The address of the MFS Funds is: 111 Huntington Ave., Boston, MA 02199.

Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

MFS Series Trust XVI

MFS Municipal Series Trust

MFS Variable Insurance Trust

MFS Variable Insurance Trust II

MFS Variable Insurance Trust III

MFS Institutional Trust

MFS California Municipal Fund

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS InterMarket Income Trust I

MFS Intermediate High Income Fund

MFS Intermediate Income Trust

MFS Investment Grade Municipal Trust

MFS Municipal Income Trust

MFS Multimarket Income Trust

MFS Special Value Trust

Morgan Stanley Investment Management, Inc. (“Morgan Stanley IM”) is an investment sub-advisor for the American Beacon Emerging Markets Fund. The principal address of Morgan Stanley IM is 522 Fifth Avenue, New York, NY 10036.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Morgan Stanley IM is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Morgan Stanley IM	Other Substantial Business and Connections
Gregory J. Fleming Managing Director and President	Chairman, Chief Executive Officer and President of Morgan Stanley Smith Barney.
Christopher O’Dell Managing Director and Secretary	Managing Director and Secretary of Morgan Stanley Distribution Inc. and Morgan Stanley Services Company Inc.; Secretary of other entities affiliated with Morgan Stanley IM.
Stefanie Chang Yu Managing Director and Chief Compliance Officer	Chief Compliance Officer of the Morgan Stanley Funds.
Jeffrey Gelfand Managing Director and Chief Financial Officer	Chief Financial Officer and Treasurer of Morgan Stanley Distribution Inc., Chief Financial Officer of Morgan Stanley Services Company Inc. and Morgan Stanley Smith Barney.
Mary Alice Dunne Managing Director and Director	None.
Arthur Lev; Managing Director and Director	Managing Director of Morgan Stanley Distribution Inc. and Morgan Stanley Services Company Inc.
James Janover Managing Director and Director	None.

Kevin Klingert Managing Director and Director	Managing Director and Director of Morgan Stanley Services Company Inc.
Karen Cassidy Managing Director and Treasurer	Treasurer of other entities affiliated with Morgan Stanley IM.
John Chiota Executive Director and Chief Anti-Money Laundering Officer	Anti-Money Laundering Officer of other entities affiliated with Morgan Stanley IM.

NISA Investment Advisors, LLC (“NISA”) is an investment sub-advisor for the American Beacon Treasury Inflation Protected Securities Fund.  The principal address of NISA is 101 South Hanley Road, Suite 1700, St. Louis, MO 63105-3487.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of NISA is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with NISA	Other Substantial Business and Connections
Jess B. Yawitz; Chairman & Chief Executive Officer & Managing Member	None
William J. Marshall; President & Managing Member	None
David G. Eichhorn; Managing Director, Investment Strategies & Managing Member	None
Kenneth L. Lester; Managing Director, Portfolio Management & Managing Member	None
Anthony R. Pope; Managing Director, Portfolio Management & Managing Member	None
Gregory J. Yess; Managing Director, Client Services & Managing Member	None
Michael R. DeNorscia; Director, Operations	None
Mark A. Folkins; Chief Administrative Officer	None
Cheryl L. Hanson; Director, Client Services	None
Paul L. Jones; Director, Equity Portfolio Management	None
Matt D. Kaplan; Chief Risk Officer	None
Clarence R. Krebs; Director, Defined Contribution Solutions & Member	None
Joseph A. Murphy; Director, Portfolio Management & Member	None
Marianne O’Doherty; Chief Compliance Officer	None
Donald A. Pinkard; Chief Technology Officer	None
Bella L.F., Sanevich; General Counsel & Member	None
Daniel A. Scholz; Director, Investment Strategies	None
Kevin D. Schuman; Director, Client Services	None

Pacific Investment Management Company, LLC (“PIMCO”) is an investment sub-advisor for the American Beacon Flexible Bond Fund. The principal address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92660.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of PIMCO is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with PIMCO	Other Substantial Business and Connections
Douglas M. Hodge, Managing Director and Chief Executive Officer, PIMCO	Trustee and Senior Vice President of the Trust, PIMCO Variable Insurance Trust, and PIMCO ETF Trust. Senior Vice President of PIMCO Equity Series and PIMCO Equity Series VIT. Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Europe Ltd., PIMCO Asia Pte Ltd., PIMCO Australia Pty Ltd, PIMCO Japan Ltd. and PIMCO Asia Limited (Hong Kong)
Jennifer E. Durham; Chief Compliance Officer and Executive Vice President	Chief Compliance Officer, the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust
Daniel J. Ivascyn, Managing Director and Group Chief Investment Officer, PIMCO
Neel T. Kashkari; Managing Director	Trustee and President of the Trust and PIMCO Equity Series VIT. Formerly Interim Assistant Secretary for Financial Stability, Assistant Secretary for International Economics and Senior Advisor to Secretary Paulson, United States Department of Treasury
David C. Flattum; Managing Director and General Counsel	Chief Legal Officer of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust
Brent R. Harris; Managing Director and Executive Committee Member	Director and President, StocksPLUS Management, Inc. Trustee and Chairman of the Trust and PIMCO Equity Series VIT. Trustee, Chairman and President of PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Director, PIMCO Luxembourg S.A. and PIMCO Luxembourg II
Ki M. Hong; Managing Director	Formerly, Vice Chairman of Asia Pacific, Bank of America Merrill Lynch
Sabrina C. Callin; Managing Director	Acting Head of PIMCO Advisory; and Vice President, StocksPLUS Management, Inc.
Makoto Takano; Managing Director	Director and President, PIMCO Japan Ltd.
Joseph V. McDevitt; Managing Director	Director and Chief Executive Officer, PIMCO Europe Limited.

Penn Capital Management Company, Inc. (“PENN”) is an investment sub-advisor for the American Beacon High Yield Bond Fund. The principal address of PENN is Three Crescent Drive, Suite 400, Philadelphia, PA 19112.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of PENN is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with PENN	Other Substantial Business and Connections
Marcia A. Hocker; President	None
Richard A. Hocker; Chief Executive Officer & Chief Investment Officer	None
Gerald McBride; Chief Financial Officer & Chief Operating Officer	None
John G. Livewell; Chief Compliance Officer	None
Eric Green; Director of Research & Senior Portfolio Manager	None
Christian M. Noyes; Director of Marketing & Client Services/ Senior Managing Partner	None
Scott D. Schumacher; Senior Portfolio Manager, Senior Managing Partner	None
J. Paulo Silva; Senior Portfolio Manager	None

Pzena Investment Management, LLC (“Pzena”) is an investment sub-advisor for the American Beacon Mid-Cap Value Fund. The principal address of Pzena is 120 West 45th Street, 20th Floor, New York, NY 10036.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Pzena is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Pzena	Other Substantial Business and Connections
John P. Goetz; Managing Principal, Co-Chief Investment Officer, and Member with Class B Units	None
Richard S. Pzena; Managing Principal; Chief Executive Officer, Co-Chief Investment Officer, and Member with Class B Units	None
William L. Lipsey; Managing Principal, Marketing & Client Services, and Member with Class B Units	None

Joan F. Berger; General Counsel, Chief Compliance Officer, and Member with Class B Units	None
Gary J. Bachman; Chief Financial Officer and Member with Class B Units and Class A common stock	None
Benjamin Silver; Co-Director of Research, Portfolio Manager, and Member with Class B Units	None
Michael D. Peterson; Managing Principal, Portfolio Manager, Executive Vice President and Member with Class B Units	None

Signia Capital Management, LLC (“Signia”) is an investment sub-advisor for the American Beacon Small Cap Value II Fund. The principal address of Signia is 108 N. Washington St., Suite 305, Spokane, WA 99201.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Signia is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Signia	Other Substantial Business and Connections
Richard S. Beaven; Operating Member	None
Anthony L. Bennett; Manager/Operating Member	None
Daniel E. Cronen; Operating Member	None
David C. Krebs; Chief Compliance Officer/Operating Member	None
Lawrence G. Braitman; Non-Operating Member	Playkast

Paul Greenwood; Non-Operating Member	Northern Lights Ventures
Richard L. Thompson; Non-Operating Member	Signia Venture Partners

Standish Mellon Asset Management Company, LLC (“Standish”) is an investment sub-advisor for the American Beacon Treasury Inflation Protected Securities Fund.  The principal address of Standish is BNY Mellon Center, 201 Washington Street, Suite 2900, Boston, MA 02108-4408.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Standish is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Standish	Other Substantial Business and Connections
James D. MacIntyre; President and Chief Executive Officer, Board Member	None
Julia Braithwaite; Chief Compliance Officer, Secretary	None
Steven Lipiner; Treasurer	None
Mitchell E. Harris; Chairman of Fixed Income Cash and Currency Group, Executive Chairman Board Member, Trustee of Sole Owner	None
John A. Park; Trustee of Sole Owner	None
Edward H. Ladd; Board Member	None
Christine Todd; Board Member	None
Mark Santero	None

Stephens Investment Management Group, LLC (“SIMG”) is the investment sub-advisor for the American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund. The principal address of SIMG and Stephens Inc. is 111 Center Street, Little Rock, Arkansas 72201.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of SIMG is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with SIMG	Other Substantial Business and Connections
Joseph W. Simpson; President and Chief Executive Officer, Manager	Executive Vice President, Stephens Inc.

Ryan E. Crane; Chief Investment Officer, Manager, Member Class B	Senior Vice President, Stephens Inc.
Michael W. Nolte; Chief Operating Officer, Senior Vice President, Manager	Senior Vice President, Stephens Inc.
David C. Prince; Chief Compliance Officer, General Counsel	Senior Vice President, Stephens Inc.

Strategic Income Management, LLC (“SiM”) is the investment sub-advisor for the American Beacon SiM High Yield Opportunities Fund. The principal address of SiM is 720 Olive Way, Suite 1675, Seattle, WA 98101.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of SiM is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with SiM	Other Substantial Business and Connections
Randall L. Yoakum; Manager, Member, Chief Executive Officer	None
Gary J. Pokrzywinski; Manager, Member, Chief Investment Officer	None
Timothy T. Black; Elected Manager, Chief Compliance Officer, Chief Operating Officer	None

Sustainable Growth Advisers, LP (“SGA”) is the investment sub-advisor for the American Beacon SGA Global Growth Fund. The principal address of SGA is 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of SGA is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with SGA	Other Substantial Business and Connections
George P. Fraise, Co-Founder	None
Gordon Marchand, Co-Founder	Board Director- Chase Investment Counsel; Board Director- Zounds Hearing Inc.
Robert L. Rohn, Co-Founder	None

Templeton Investment Counsel, LLC (“Templeton”) is an investment sub-advisor for the American Beacon International Equity Fund. The principal address of Templeton is 300 Southeast 2nd Street, Ft. Lauderdale, FL 33301.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Templeton is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Templeton	Other Substantial Business and Connections
Donald F. Reed; Chief Executive Officer and Chairman	None
Cynthia L. Sweeting; President/Director of Portfolio Management for the Templeton Global Equity Group	None
Antonio T. Docal; Executive Vice President and Portfolio Manager	None
Peter A. Nori; Executive Vice President and Portfolio Manager	None
Craig S. Tyle; Chief Legal Officer	None
Mark L. Constant; Treasurer	None
Michael J. D’Agrosa; Chief Compliance Officer	None
Gregory E. McGowan; Exec. Vice President	None
Madison S. Gulley; Executive Vice President	None

The Boston Company Asset Management, LLC (“Boston Company”) is an investment sub-advisor for the American Beacon Small Cap Value Fund and the American Beacon Emerging Markets Fund. The principal address of Boston Company is One Boston Place, Boston, MA 02108.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Boston Company is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Boston Company	Other Substantial Business and Connections
Bart A. Grenier; Chairman, Chief Executive Officer & Chief Investment Officer/Manager	None
Adam B. Joffe– Executive Vice President, -Chief Operating Officer	None

The London Company Of Virginia, LLC (“London Company”) is the investment sub-adviser for the American Beacon London Company Income Equity Fund. The principal place of business address of London Company is 1801 Bayberry Court, Suite 301, Richmond, Virginia 23226.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of London Company is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with London Company	Other Substantial Business and Connections During the Past Two Fiscal Years
Stephen, M. Goddard, Founder, Chief Executive Officer and Chief Investment Officer	None
Jonathan Moody, Principal and Portfolio Manager	None
Andrew Wetzel, Chief Compliance Officer	None

WEDGE Capital Management, LLC (“WEDGE”) is the investment sub-advisor for the American Beacon Mid-Cap Value Fund. The principal address of WEDGE is 301 South College Street, Suite 2920, Charlotte, NC 28202.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of WEDGE is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with WEDGE	Other Substantial Business and Connections During the Past Two Fiscal Years
Michael Gardner, General Partner	None
Bradley Fisher, General Partner	None
Bradley Horstmann, Chief Compliance Officer and General Partner	None
Paul Vezolles, General Partner	None
Martin Robinson, General Partner	None
John Norman, General Partner	None
Andrei Bolshakov, General Partner	None
Darrin Witt, General Partner	None

Zebra Capital Management, LLC (“Zebra”) is the investment sub-advisor for the American Beacon Zebra Large Cap Equity Fund and American Beacon Zebra Small Cap Equity Fund. The principal address of Zebra is 612 Wheelers Farms Rd., Milford, CT 06461.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Zebra is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Zebra	Other Substantial Business and Connections
Roger G. Ibbotson; Chairman	Professor, Yale University
John Holmgren, President	None
Peter A. Schaffer; Chief Operating Officer, Chief Compliance Officer	None

Information as to the officers and directors of each of the above investment advisers may also be included in that adviser's current Form ADV filed with the SEC and is incorporated by reference herein.

Item 32. Principal Underwriter

(a) Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Absolute Shares Trust
2.	AdvisorShares Trust
3.	American Beacon Funds
4.	American Beacon Select Funds
5.	Ark ETF Trust
6.	Avenue Mutual Funds Trust
7.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios
8.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios
9.	Bridgeway Funds, Inc.
10.	Calamos ETF Trust
11.	Cane Alternative Strategies Fund, Series of Northern Lights Fund Trust III
12.	Capital Innovations Global Agri, Timber, Infrastructure Fund, Series of Investment Managers Series Trust
13.	Carlyle Select Trust
14.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust
15.	Context Capital Funds
16.	Corsair Opportunity Fund
17.	Direxion Shares ETF Trust
18.	Evanston Alternative Opportunities Fund
19.	Exchange Traded Concepts Trust II
20.	FlexShares Trust
21.	Forum Funds
22.	Forum Funds II
23.	FQF Trust
24.	FSI Low Beta Absolute Return Fund
25.	Gottex Trust
26.	Henderson Global Funds
27.	Horizon Spin-off and Corporate Restructuring Fund, Series of Investment Managers Series Trust (f/k/a Liberty Street Horizon Fund)
28.	Horizons ETF Trust
29.	Infinity Core Alternative Fund
30.	Ironwood Institutional Multi-Strategy Fund LLC
31.	Ironwood Multi-Strategy Fund LLC
32.	Manor Investment Funds
33.	Outlook Funds Trust
34.	Palmer Square Opportunistic Income Fund
35.	Performance Trust Mutual Funds, Series of Trust for Professional Managers

36.	Pine Grove Alternative Fund
37.	Pine Grove Alternative Institutional Fund
38.	Plan Investment Fund, Inc.
39.	PMC Funds, Series of Trust for Professional Managers
40.	Precidian ETFs Trust
41.	Quaker Investment Trust
42.	Renaissance Capital Greenwich Funds
43.	RevenueShares ETF Trust
44.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
45.	Salient MF Trust
46.	SharesPost 100 Fund
47.	Sound Shore Fund, Inc.
48.	Steben Alternative Investment Funds
49.	Steben Select Multi-Strategy Fund
50.	The 504 Plan
51.	The Roxbury Funds
52.	TIFF Investment Program
53.	Toroso Newfound Tactical Allocation Fund, Series of Investment Managers Series Trust
54.	Turner Funds
55.	V2 Hedged Equity Fund, Series of Trust for Advised Portfolios
56.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
57.	Wintergreen Fund, Inc.
58.	WisdomTree Trust

(b) The following are the Officers and Managers of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Managing Director of Compliance	None
Paula R. Watson	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

(c) Not applicable.

Item 33. Location of Accounts and Records

The books and other documents required by Section 31(a) under the Investment Company Act of 1940 are maintained in the physical possession of 1) the Trust's custodian at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110; 2) the Manager at American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039; 3) Boston Financial Data Services, an affiliate of the Trust’s transfer agent, 330 West 9th St., Kansas City, Missouri 64105; 4) Mastercraft, 3021 Wichita Court, Fort Worth, Texas 76140; or 5) the Trust's investment advisers at the addresses listed in Item 31 above.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 224 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving and the State of Texas, on June 26, 2015.

AMERICAN BEACON FUNDS

By: /s/ Gene L. Needles, Jr.

Gene L. Needles, Jr.

President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 224 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gene L. Needles, Jr.	President (Principal Executive Officer)	June 26, 2015
Gene L. Needles, Jr.

/s/ Melinda G. Heika	Treasurer (Principal Financial Officer)	June 26, 2015
Melinda G. Heika

Gilbert G. Alvarado*	Trustee	June 26, 2015
Gilbert G. Alvarado

Joseph B. Armes*	Trustee	June 26, 2015
Joseph B. Armes

Gerard J. Arpey*	Trustee	June 26, 2015
Gerard J. Arpey

W. Humphrey Bogart*	Trustee	June 26, 2015
W. Humphrey Bogart

Brenda A. Cline*	Trustee	June 26, 2015
Brenda A. Cline

Eugene J. Duffy*	Trustee	June 26, 2015
Eugene J. Duffy

Thomas M. Dunning*	Trustee	June 26, 2015
Thomas M. Dunning

Alan D. Feld*	Trustee	June 26, 2015
Alan D. Feld

Richard A. Massman*	Chairman and Trustee	June 26, 2015
Richard A. Massman

Barbara J. McKenna*	Trustee	June 26, 2015
Barbara J. McKenna

R. Gerald Turner*	Trustee	June 26, 2015
R. Gerald Turner

*By /s/ Rosemary K. Behan

Rosemary K. Behan

Attorney-In-Fact

EXHIBIT INDEX

Type:	Description:
(a)(1)	Amended and Restated Declaration of Trust, dated March 4, 2015

(d)(2)(OO)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Ionic Capital Management LLC, dated June 22, 2015

(h)(16)(O)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Ionic Strategic Arbitrage Fund, dated June 3, 2015

(i)	Opinion and consent of counsel

(j)	Consent of Independent Registered Public Accounting Firm

Other Exhibits

Powers of Attorney for Trustees of American Beacon Funds and the American Beacon Select Funds, dated June 2, 2015